AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 6, 1998

====================================================================================================================================

                                                                                                           Registration No.333-44409
====================================================================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------
                    PRE-EFFECTIVE AMENDMENT NO. 2 TO FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                ----------------

                        HOME EQUITY SECURITIZATION CORP.
             (Exact Name of Registrant as Specified in its Charter)

NORTH CAROLINA                                      301 South College Street                                           56-2064715
                                             Charlotte, North Carolina 28202-6001
(State or other jurisdiction of                (Address, including zip code, and           I.R.S. Employer Identification Number)
incorporation or organization)               telephone number, including area code, of
                                             registrant's principal executive offices)

                                                    Marion A. Cowell, Jr., Esq.
                                      Executive Vice President, Secretary and General Counsel
                                                      First Union Corporation
                                                       One First Union Center
                                                      301 South College Street
                                                Charlotte, North Carolina 28202-6001

                 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                                             Copy to:
                                                      Christopher J. DiAngelo
                                                        Dewey Ballantine LLP
                                                    1301 Avenue of the Americas
                                                   New York, New York 10019-6092

         Approximate Date of Commencement of Proposed Sale to the Public: As soon as practicable after the effective date of this Registration Statement.
         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: / /
         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: /X/
         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. / /
         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.


                                                  CALCULATION OF REGISTRATION FEE
------------------------------ ------------------ -------------------------------- ----------------------------- -------------------
   Title of each class of        Amount to be       Proposed Maximum Aggregate      Proposed Maximum Aggregate         Amount of
    securities registered         Registered              Price Per Unit                  Offering Price           Registration Fee
------------------------------ ------------------ -------------------------------- ----------------------------- -------------------

   Asset Backed Securities        $1,000,000                   100%                        $1,000,0001                  $295.00
------------------------------ ------------------ -------------------------------- ----------------------------- -------------------

(1) Estimated solely for the purpose of calculating the registration fee.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.



                                         HOME EQUITY SECURITIZATION CORP.
                                               CROSS REFERENCE SHEET
                             (PURSUANT TO RULE 404(a) AND ITEM 501 OF REGULATION S-K)

Item Location in Form S-3
1.       Forepart of the Registration Statement and Outside Front Cover Page of
         Prospectus...........................................................     Forepart of Registration
                                                                                   Statement and Outside Front
                                                                                   Cover Page of  Prospectus
2.       Inside Front and Outside Back Cover Pages of Prospectus..............     Inside Front and Outside Back
                                                                                   Cover Pages**
3.       Summary Information; Risk Factors and Ratio of Earnings to Fixed
         Charges*.............................................................     Prospectus Summary**; Risk
                                                                                   Factors**; *
4.       Use of Proceeds......................................................     Use of Proceeds
5.       Determination of Offering Price .....................................                     *
6.       Dilution.............................................................                     *
7.       Selling Security Holders.............................................                     *
8.       Plan of Distribution.................................................     Underwriting**
9.       Description of Securities to be Registered...........................     Outside Front Cover Page**;
                                                                                   Prospectus Summary**;
                                                                                   The Trust Fund**; Description of
                                                                                   Certificates**
10.      Interests of Named Experts and Counsel...............................                     *
11.      Material Changes.....................................................                     *
12.      Incorporation of Certain Information by Reference....................     Incorporation of Certain
                                                                                   Documents by Reference
13.      Disclosure of Commission Position on Indemnification for Securities Act
         Liabilities..........................................................     See Part II



--------------------------
*        Answer negative or item inapplicable.
**       To be completed from time to time by Prospectus Supplement

                                                      PART II

                                      INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

         The Registrant estimates that expenses in connection with the offering described in this registration statement will be as follows:


Securities and Exchange Commission registration fee..............................................                  $295
Printing expenses................................................................................                35,000
Accounting fees and expenses.....................................................................                30,000
Legal fees and expenses..........................................................................               200,000
Fees and expenses (including legal fees) for qualifications under state securities laws..........                10,000
Trustee's fees and expenses......................................................................                 5,000
Rating Agency fees and expenses..................................................................                40,000
Miscellaneous....................................................................................               200,000
                                                                                                                -------
Total............................................................................................              $520,295
                                                                                                               ========

         All amounts except the Securities and Exchange Commission registration fee are estimated.



ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Sections 55-8-50 through 55-8-58 of the revised North Carolina Business Corporation Act (the "NCBCA") contain specific provisions relating to indemnification of directors and officers of North Carolina corporations. In general, the statute provides that (i) a corporation must indemnify a director or officer who is wholly successful in his defense of a proceeding to which he is a party because of his status as such, unless limited by the articles of incorporation, and (ii) a corporation may indemnify a director or officer if he is not wholly successful in such defense, if it is determined as provided in the statute that the director or officer meets a certain standard of conduct, provided when a director or officer is liable to the corporation, the corporation may not indemnify him. The statute also permits a director or officer of a corporation who is a party to a proceeding to apply to the courts for indemnification, unless the articles of incorporation provide otherwise, and the court may order indemnification under certain circumstances set forth in the statute. The statute further provides that a corporation may in its articles of incorporation, by contract or by resolution provide indemnification in addition to that provided by the statute, subject to certain conditions set forth in the statute.

         The Articles of Incorporation of the Registrant provide that the personal liability of each director of the corporation is eliminated to the fullest extent permitted by the provisions of the NCBCA, as presently in effect or as amended. No amendment, modification or repeal of this provision of the Articles of Incorporation shall adversely affect any right or protection of a director that exists at the time of such amendment, modification or repeal.

         First Union Corporation maintains directors and officers liability insurance for the benefit of its subsidiaries, which provides coverage of up to $80,000,000, subject to certain deductible amounts. In general, the policy insures (i) the Registrant's directors and, in certain cases, its officers against loss by reason of any of their wrongful acts, and/or (ii) the Registrant against loss arising from claims against the directors and officers by reason of their wrongful acts, all subject to the terms and conditions contained in the policy.

         In connection with an agreement between the Registrant and Peter H. Sorensen, an independent director of the Registrant, the Registrant has agreed to indemnify and hold harmless Peter H. Sorensen from any and all loss, claim, damage or cause of action, including reasonable attorneys' fees related thereto (collectively, "Claims"), incurred by Peter H. Sorensen in the performance of his duties as a director; provided, however, that Peter H. Sorensen shall not be so indemnified for such Claims if they arise from his own negligence or willful misconduct.

         Under agreements which may be entered into by the Registrant, certain controlling persons, directors and officers of the Registrant may be entitled to indemnification by underwriters and agents who participate in the distribution of Securities covered by the Registration Statement against certain liabilities, including liabilities under the Securities Act.


ITEM 16.  EXHIBIT SCHEDULE

EXHIBIT NUMBER                          DESCRIPTION OF EXHIBIT
     (a)        Any required financial statements of a provider of credit
                enhancement will be included as an appendix to the related
                Prospectus Supplement
     1.1        Form of Underwriting Agreement between the Registrant and the
                Underwriter named therein, relating to the distribution of the
                Securities*
     3.1        Certificate of Incorporation of Home Equity Securitization
                Corp.*
     3.2        By-laws of Home Equity Securitization Corp.*
     4.1        Form of Pooling and Servicing Agreement*
     4.2        Form of Indenture*
     4.3        Form of Sale and Servicing Agreement*
     4.4        Form of Mortgage Loan Purchase Agreement*
     4.5        Form of Trust Agreement*
     5.1        Opinion of Dewey Ballantine LLP as to legality of the
                Certificates being issued *
     5.2        Opinion of Dewey Ballantine LLP as to legality of the
                Certificates being issued (contained in Exhibit 5.1
     8.1        Opinion of Dewey Ballantine LLP with respect to tax matters
                (contained in Exhibit 5.1)
     23.3       Consent of Dewey Ballantine LLP (contained in Exhibit 5.1)
     24.1       Power of Attorney (included on signature page of this
                Pre-Effective Amendment No. 1 to the Registration Statement)
     99.1       Form of Prospectus Supplement*
     99.2       Form of Prospectus Supplement*

*    Filed in previous filing



ITEM 17.  UNDERTAKINGS

         (a)      The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                                    (i) To include any prospectus required by
                           Section 10(a)(3) of the Securities Act of 1933;

                                    (ii) To reflect in the prospectus any facts
                           or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                                    (iii) To include any material information
                           with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                           provided, however, that paragraphs (i) and (ii) do not apply if the information required to be included in the post-effective amendment is contained in periodic reports filed by the registrant pursuant to
                           Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes to provide to the Underwriter at the closing specified in the Underwriting Agreement certificates in such denominations and registered in such names as required by the Underwriter to permit prompt delivery to each purchaser.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         (d)      The undersigned registrant hereby undertakes that:

                  (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

                  (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (e) The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of section 310 of the Trust Indenture Act ("Act") in accordance with the rules and regulations prescribed by the Commission under section 305(b)(2) of the Act.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, North Carolina on the sixth day of April, 1998.



                                   HOME EQUITY SECURITIZATION CORP.


                                   By:  /s/ Wallace Saunders
                                        ---------------------------------------
                                        NAME: Wallace Saunders
                                        TITLE  Assistant Vice President

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Wallace Saunders his true and lawful attorney-in-fact and agent, acting alone, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement, including post-effective amendments, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all his said attorney-in-fact and agent, acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated on April 6, 1998.



                         SIGNATURE                                         TITLE


By:  /s/ Brian E. Simpson
     _________________________
     NAME:  Brian E. Simpson                                 Chairman and President


By:  /s/ Carolyn Eskridge
     __________________________
     NAME:.Carolyn Eskridge                                  Senior Vice President


By:  /s/ Peter H. Sorensen
     ___________________________
     NAME:  Peter H. Sorensen                                Independent Director

                                                   EXHIBIT INDEX

EXHIBIT NUMBER                                          DESCRIPTION OF EXHIBIT
     (a)        Any required financial statements of a provider of credit
                enhancement will be included as an appendix to the related
                Prospectus Supplement

     1.1 Form of Underwriting Agreement between the Registrant and the Underwriter named therein, relating to the distribution of the Securities*

     3.1        Certificate of Incorporation of Home Equity Securitization
                Corp.*

     3.2        By-laws of Home Equity Securitization Corp.*

     4.1        Form of Pooling and Servicing Agreement*

     4.2        Form of Indenture*

     4.3        Form of Sale and Servicing Agreement*

     5.1 Opinion of Dewey Ballantine LLP as to legality of the Certificates being issued

     5.2 Opinion of Dewey Ballantine LLP as to legality of the Notes being issued (contained in Exhibit 5.1)*

     8.1        Opinion of Dewey Ballantine LLP with respect to tax matters
                (contained in Exhibit 5.1)

     23.3       Consent of Dewey Ballantine LLP (contained in Exhibit 5.1) 24.1
                Power of Attorney (included on signature page of this Pre-Effective Amendment No. 1 to the Registration Statement)

     99.1       Form of Prospectus Supplement*

     99.2       Form of Prospectus Supplement*


*        Filed in previous filing

PROSPECTUS



      Asset Backed Notes and Asset Backed Certificates, issuable in Series
                        Home Equity Securitization Corp.
                                   (Depositor)

         Home Equity Securitization Corp. (the "Depositor") may offer from time to time under this Prospectus and the related prospectus supplements (the related "Prospectus Supplements") the Asset-Backed Notes (the "Notes") and the Asset-Backed Certificates (the "Certificates" and, together with the Notes, the "Securities") which may be sold from time to time in one or more series (each, a "Series").

         The Certificates of a Series will evidence undivided interests in certain assets deposited into a trust (each, a "Trust Fund") by the Depositor pursuant to a Pooling and Servicing Agreement or a Trust Agreement (an "Agreement"), as described herein. The Notes of a Series will be issued and secured pursuant to an Indenture and will represent indebtedness secured the related Trust Fund. The Trust Fund for a Series of Securities will include assets originated or acquired by the originator or originators (the "Originator") specified in the related Prospectus Supplement composed of (a) primary assets, which may include one or more pools (each, a "Pool") of (i) mortgage loans (the "Mortgage Loans"), secured by mortgages on residential properties and (ii) securities backed or secured by Mortgage Loans (collectively, the "Primary Assets"), (b) all monies due thereunder net, if and as provided in the related Prospectus Supplement, of certain amounts payable to the servicer of the Mortgage Loans, which servicer may also be the related Originator, specified in the related Prospectus Supplement (the "Servicer"), (c) as more fully described in the related Prospectus Supplement, funds on deposit in one or more pre-funding amounts and/or capitalized interest accounts and (d) reserve funds, letters of credit, surety bonds, insurance policies or other forms of credit support as described herein and in the related Prospectus Supplement. The Mortgage Loans will be secured by mortgages and deeds of trust or other similar security instruments creating a lien on a Mortgaged Property, which may be subordinated to one or more senior liens on the Mortgaged Property.

         Certain of the Primary Assets may be acquired from one or more institutions which may be affiliated or unaffiliated with the Depositor.

                         (cover continued on next page)

         NOTES OF A GIVEN SERIES REPRESENT OBLIGATIONS SECURED BY, AND CERTIFICATES OF A SERIES EVIDENCE BENEFICIAL INTERESTS IN, THE RELATED TRUST FUND ONLY AND ARE NOT GUARANTEED BY ANY GOVERNMENTAL AGENCY OR BY THE DEPOSITOR, THE RELATED ORIGINATOR, THE TRUSTEE, THE SERVICER OR BY ANY OF THEIR RESPECTIVE AFFILIATES. THE DEPOSITOR'S ONLY OBLIGATIONS WITH RESPECT TO ANY SERIES OF SECURITIES WILL BE PURSUANT TO CERTAIN REPRESENTATIONS AND WARRANTIES SET FORTH IN THE RELATED AGREEMENT AS DESCRIBED HEREIN OR IN THE RELATED PROSPECTUS SUPPLEMENT.
                              --------------------
For a discussion of material risks associated with an investment in the Securities, see the information herein under "Risk Factors" beginning on page 15.


                              --------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                  PROSPECTUS OR THE PROSPECTUS SUPPLEMENT. ANY
                       REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.
                              --------------------
The Securities offered by this Prospectus and by the related Prospectus Supplement are offered by First Union Capital Markets Corp. and the other underwriters set forth in the related Prospectus Supplement, if any, subject to prior sale, to withdrawal, cancellation or modification of the offer without notice, to delivery to and acceptance by First Union Capital Markets Corp. and the other underwriters, if any, and certain further conditions. Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of the Securities offered hereby unless accompanied by a Prospectus Supplement.

                              --------------------

                        First Union Capital Markets Corp.
                                 April __, 1998

(Continued from previous page)

         Each Series of Securities will be issued in one or more classes (each, a "Class"). Interest on and principal of the Securities of a Series will be payable on each distribution date specified in the related Prospectus Supplement (the "Distribution Date"), at the times, at the rates, in the amounts and in the order of priority set forth in the related Prospectus Supplement.

         If a Series includes multiple Classes, such Classes may vary with respect to the amount, percentage and timing of distributions of principal, interest or both and one or more Classes may be subordinated to other Classes with respect to distributions of principal, interest or both as described herein and in the related Prospectus Supplement. The Primary Assets and other assets comprising the Trust Fund may be divided into one or more Asset Groups and each Class of the related Series will evidence beneficial ownership of the corresponding Asset Group, as applicable.

         The rate of reduction of the aggregate principal balance of each Class of a Series may depend principally upon the rate of payment (including prepayments) with respect to the Mortgage Loans or Underlying Loans relating to the Private Securities, as applicable. A rate of prepayment lower or higher than anticipated will affect the yield on the Securities of a Series in the manner described herein and in the related Prospectus Supplement. Under certain limited circumstances described herein and in the related Prospectus Supplement, a Series of Securities may be subject to termination or redemption under the circumstances described herein and in the related Prospectus Supplement.

                              PROSPECTUS SUPPLEMENT

         The Prospectus Supplement relating to a Series of Securities to be offered hereunder will, among other things, set forth with respect to such Series of Securities: (i) the aggregate principal amount, interest rate, and authorized denominations of each Class of such Securities; (ii) certain information concerning the Primary Assets, the Originator and any Servicer;
(iii) the terms of any credit enhancement with respect to such Series; (iv) the terms of any insurance related to the Primary Assets; (v) information concerning any other assets in the related Trust Fund, including any Reserve Fund; (vi) the final scheduled distribution date of each Class of such Securities; (vii) the method to be used to calculate the amount of principal required to be applied to the Securities of each Class of such Series on each Distribution Date, the timing of the application of principal and the order of priority of the application of such principal to the respective Classes and the allocation of principal to be so applied; (viii) the Distribution Dates and any Assumed Reinvestment Rate (as defined herein); (ix) additional information with respect to the plan of distribution of such Securities; and (x) the federal income tax characterization of the Securities.

                               REPORTS TO HOLDERS

         Periodic and annual reports concerning the related Trust Fund for a Series of Securities are required under the related Agreement to be forwarded to holders of the related Series of Securities (the "Holders"). The related Prospectus Supplement will specify whether or not such reports will be examined and reported on by an independent public accountant. The Prospectus Supplement will describe whether or not a Series of Securities or one or more Classes of such Series will be issued in book-entry form. In such event, (i) owners of beneficial interests in such Securities will not be considered "Holders" under the Agreements and will not receive such reports directly from the related Trust Fund; rather, such reports will be furnished to such owners through the participants and indirect participants of the applicable book-entry system and
(ii) references herein to the rights of "Holders" shall refer to the rights of such owners as they may be exercised indirectly through such participants. See "THE AGREEMENTS-- Reports to Holders" herein.

                              AVAILABLE INFORMATION

         The Depositor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933, as amended, with respect to the Securities. This Prospectus, which forms a part of the Registration Statement, and the Prospectus Supplement relating to each Series of Securities contain summaries of the material terms of the documents referred to herein and therein, but do not contain all of the information set forth in the Registration Statement pursuant to the Rules and Regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, NW, Washington, D.C. 20549, and at its Regional Office located as follows, Midwest Regional Office, 500 West Madison Street, Chicago, Illinois 60661; and Northeast Regional Office, Seven World Trade Center, New York, New York 10048. In addition, the Commission maintains a World Wide Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Depositor, that file electronically with the Commission.

         Each Trust Fund will be required to file certain reports with the Commission pursuant to the requirements of the Securities Exchange Act of 1934, as amended. The Depositor intends to cause each Trust Fund to suspend filing such reports if and when such reports are no longer required under said Act.

         No person has been authorized to give any information or to make any representation other than those contained in this Prospectus and any Prospectus Supplement with respect hereto and, if given or made, such information or representations must not be relied upon. This Prospectus and any Prospectus Supplement with respect hereto do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Securities offered hereby and thereby nor an offer of the Securities to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus at any time does not imply that information herein is correct as of any time subsequent to its date.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         All documents subsequently filed by or on behalf of the Trust Fund referred to in the accompanying Prospectus Supplement with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of this Prospectus and prior to the termination of any offering of the Securities issued by such Trust Fund shall be deemed to be incorporated by reference in this Prospectus and to be a part of this Prospectus from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for all purposes of this Prospectus to the extent that a statement contained herein (or in the accompanying Prospectus Supplement) or in any other subsequently filed document which also is or is deemed to be incorporated by reference modifies or replaces such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

         The Depositor on behalf of any Trust Fund will provide without charge to each person to whom this Prospectus is delivered, on the written or oral request of such person, a copy of any or all of the documents referred to above that have been or may be incorporated by reference in this Prospectus (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this Prospectus incorporates). Such requests should be directed to the Depositor at One First Union Center, 301 S. College Street, Charlotte, North Carolina 28288-0630.

                              SUMMARY OF PROSPECTUS

         The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each Series of Securities contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of Securities of such Series. Capitalized terms used and not otherwise defined herein or in the related Prospectus Supplement shall have the meanings set forth in the "GLOSSARY OF TERMS" herein.

Securities Offered...................................Asset-Backed    Certificates (the "Certificates") and
                                                     Asset-Backed  Notes (the "Notes").  Certificates  are issuable from  time  to  time  in  Series  pursuant  to a  Pooling  and
                                                     Servicing Agreement or Trust Agreement(the   related
                                                     "Agreement").  Each  Certificate  of a Series will evidence an interest  in the Trust  Fund for such  Series,  or in an Asset
                                                     Group specified in the related  Prospectus  Supplement.  Notes are  issuable  from  time  to time in  Series  pursuant  to an
                                                     Indenture  between  the Issuer and the  related  trustee  (the
                                                     "Trustee")  whereby  the Issuer  will pledge the Trust Fund to secure  the  Notes  under  the  lien  of the  Indenture.  Each series  of  Notes  will  represent  the  indebtedness  of  the
                                                     Issuer.  Each  Series of  Securities  will  consist  of one or more  Classes,  one  or  more  of  which  may  be  Classes  of
                                                     compound  interest  securities,   planned  amortization  class
                                                     ("PAC") securities,  variable interest securities, zero coupon
                                                     securities,   principal   only   securities,   interest   only
                                                     securities,  participating  securities,  senior  securities or subordinate  securities.  Each  Class  may  differ  in,  among other  things,  the amounts  allocated  to and the priority of
                                                     principal    and   interest    payments,    final    scheduled
                                                     distribution  dates,  Distribution  Dates and interest  rates.
                                                     The   Securities  of  each  Class  will  be  issued  in  fully
                                                     registered  form  in  the   denominations   specified  in  the
                                                     related  Prospectus  Supplement.  The  Securities  or  certain
                                                     Classes of such  Securities  offered  thereby may be available in book-entry form only.

Depositor............................................Home  Equity   Securitization   Corp.  (the  "Depositor")  was
                                                     incorporated  in the  State  of  North  Carolina  in  December
                                                     1997, and is a  wholly-owned,  special  purpose  subsidiary of
                                                     First Union  National  Bank,  a national  banking  association with its  headquarters in Charlotte,  North Carolina.  Neither
                                                     First  Union  National  Bank nor any  other  affiliate  of the
                                                     Depositor,  the Servicer,  the Trustee or the  Originator  has
                                                     guaranteed  or is  otherwise  obligated  with  respect  to the
                                                     Securities of any Series.  See "THE DEPOSITOR" herein.

Issuer...............................................With  respect  to  each  series  of  Notes,  the  issuer  (the
                                                     "Issuer")   will  be  an  owner  trust  (the  "Owner   Trust")
                                                     established   for  the  purpose  of  issuing  such  series  of
                                                     Notes.  Each such  Owner  Trust will be  created  pursuant  to the  Trust  Agreement  (the  "Trust  Agreement")  between  the
                                                     Depositor and the Owner  Trustee.  With respect to each series of  Certificates,  the  Issuer  will be the Trust  established pursuant to the related Agreement.

Trustees.............................................The trustee or indenture trustee (each, the "Trustee") for each series of Certificates and Notes, respectively, will be named in the related Prospectus Supplement. The Owner Trustee
                                                     (the "Owner Trustee") for each series of Notes will be named in the related Prospectus Supplement. See "The Agreements--The
                                                     Trustee" herein.




                                                         5

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Interest Payments....................................Interest  payments on the  Securities of a Series  entitled by
                                                     their  terms  to  receive   interest  will  be  made  on  each
                                                     Distribution  Date,  to the  extent  set forth in,  and at the applicable  rate  specified  in (or  determined  in the manner
                                                     set  forth  in),  the  related  Prospectus   Supplement.   The
                                                     interest  rate on  Securities  of a Series may be  variable or change  with  changes in the rates of  interest on the related
                                                     Mortgage  Loans,  or Underlying  Loans relating to the Private
                                                     Securities,  as applicable  and/or as  prepayments  occur with respect  to  such  Mortgage  Loans  or  Underlying  Loans,  as
                                                     applicable.   Interest  Only  Securities  may  be  assigned  a
                                                     "Notional   Amount"  set  forth  in  the  related   Prospectus
                                                     Supplement   which  is  used   solely   for   convenience   in
                                                     expressing  the  calculation of interest and for certain other purposes  and does not  represent  the  right to  receive  any
                                                     distributions   allocable   to   principal.   Principal   Only
                                                     Securities  may  not  be  entitled  to  receive  any  interest payments or may be entitled to receive only  nominal  interest payments.  Interest  payable on the  Securities of a Series on a Distribution  Date will include all interest  accrued during the period  specified  in the related  Prospectus  Supplement.
                                                     See  "DESCRIPTION  OF THE  SECURITIES--Payments  of  Interest"
                                                     herein.


Principal Payments...................................All payments of principal  of a Series of  Securities  will be made in an  aggregate  amount  determined  as set forth in the related  Prospectus  Supplement  and will be paid at the times and will be  allocated  among the  Classes  of such  Series in the order and  amounts,  and will be  applied  either on a pro rata or a random lot basis  among all  Securities  of any such
                                                     Class,   all   as   specified   in  the   related   Prospectus
                                                     Supplement.

Final Scheduled Distribution Date of the
Securities...........................................The "Final Scheduled Distribution Date" with respect to each
                                                     Class of Notes is the date no later than which principal
                                                     thereof will be fully paid and with respect to each Class of
                                                     Certificates is the date after which no Certificates of such
                                                     Class are expected to remain outstanding, in each case
                                                     calculated on the basis of the assumptions applicable to such
                                                     Series described in the related Prospectus Supplement. The
                                                     Final Scheduled Distribution Date of a Class may equal the maturity date of the Primary Asset in the related Trust Fund which has the latest stated maturity or will be determined as described herein and in the related Prospectus Supplement.

                                                      The actual final Distribution Date of the Securities of a
                                                      Series will depend primarily upon the rate of payment
                                                      (including prepayments, liquidations due to default, the
                                                      receipt of proceeds from casualty insurance policies and
                                                      repurchases) of the Mortgage Loans or Underlying Loans
                                                      relating to the Private Securities, as applicable, in the
                                                      related Trust Fund. The related Prospectus Supplement will specify whether or not the actual final Distribution Date of any Security is likely to occur earlier and may occur
                                                      substantially earlier or may occur later than its Final
                                                      Scheduled Distribution Date as a result of the application of prepayments to the reduction of the principal balances of the
                                                      Securities and as a result of defaults on the Primary Assets.
                                                      The rate of payments on the Mortgage Loans or Underlying Loans relating to the Private Securities, as applicable, in the
                                                      Trust Fund for a Series will depend on a variety of factors, including certain characteristics of such Mortgage Loans or
                                                      Underlying Loans, as applicable, and the prevailing level
                                                      of interest rates from time to time, as well as

                                                         6
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                                                      on a variety of economic, demographic, tax, legal, social
                                                      and other factors. No assurance can be given as to the
                                                      actual prepayment experience with respect to a Series. See
                                                      "RISK FACTORS--Yield May Vary" and "DESCRIPTION OF THE
                                                      SECURITIES--Weighted Average Life of the Securities"
                                                      herein.



Optional Termination................................. One or more Classes of Securities of any Series may be redeemed or repurchased in whole or in part, at such time, by such persons and under the circumstances specified in the
                                                      related Prospectus Supplement, at the price set forth therein.
                                                      Each such redemption or repurchase may occur on or after a specified date, or on or after such time as the aggregate
                                                      principal balance of the Securities of the Series or the
                                                      Primary Assets relating to such Series is less than the amount or percentage specified in the related Prospectus Supplement.
                                                      See "DESCRIPTION OF THE SECURITIES--Optional Redemption,
                                                      Purchase or Termination" herein.

Mandatory Termination; Auction Sale................. The   Trustee,   the  Servicer  or  certain   other   entities
                                                     specified  in  the  related   Prospectus   Supplement  may  be
                                                     required   to  effect   early   retirement   of  a  series  of
                                                     Securities  by  soliciting  competitive  bids for the purchase of the  related  Primary  Assets  or  otherwise,  under  other
                                                     circumstances   and   in  the   manner   specified   in   "THE
                                                     AGREEMENTS--Termination"   and  in  the   related   Prospectus
                                                     Supplement.

                                                      A mandatory termination may take the form of an auction sale.
                                                      Within a certain period following the first Distribution Date as of which the aggregate Pool principal balance is less than
                                                      10% or a percentage set forth in the related Prospectus
                                                      Supplement of the initial aggregate Pool principal balance, if the optional termination right has not been exercised by the parties having such right by such date, the Trustee shall
                                                      solicit bids for the purchase of all Mortgage Loans remaining in the Trust. In the event that satisfactory bids are received as specified in the related Pooling and Servicing Agreement, the net sale proceeds will be distributed to Holders, in the same order of priority as collections received in respect of the Mortgage Loans. If satisfactory bids are not received, the
                                                      Trustee shall decline to sell the Mortgage Loans and shall not be under any obligation to solicit any further bids or
                                                      otherwise negotiate any further sale of the Mortgage Loans.
                                                      Such sale and consequent termination of the Trust must
                                                      constitute a "qualified liquidation" of each REMIC established by the Trust under Section 860F of the Internal Revenue Code of 1986, as amended, including, without limitation, the
                                                      requirement that the qualified liquidation takes place over a period not to exceed 90 days.

The Trust Fund.......................................The Trust  Fund for a Series of  Securities  will  consist  of one or more of the assets  described  below,  as  described in the related Prospectus Supplement.

     A.  Primary Assets..............................The   Primary   Assets  for  a  Series  may   consist  of  any
                                                     combination  of the  following  assets,  to the  extent and as specified in the related  Prospectus  Supplement.  The Primary
                                                     Assets will be  acquired  by the  related  Trust Fund from the related  Originator,  or may be acquired in the open market or in privately negotiated transactions.



                                                         7

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(1)      Mortgage Loans..............................The Primary  Assets for a Series will consist,  in whole or in part, of mortgage  loans  secured by mortgages on  residential properties  (the  "Mortgage  Loans").  Some Mortgage Loans may
                                                     be  delinquent   to  the  extent   specified  in  the  related
                                                     Prospectus  Supplement.   The  percentage  of  those  Mortgage
                                                     Loans  which  are  delinquent  shall  not  exceed  10%  of the aggregate  principal  balance of the Primary  Assets as of the cut-off  date for that Series (the  "Cut-Off  Date").

                                                      Payment Features of Mortgage Loans; Balloon Loans. The Trust
                                                      Fund may contain loans which have various payment
                                                      characteristics, including balloon or other non-traditional payment features, and may accrue interest at a fixed rate or an adjustable rate. Balloon loans do not amortize their entire principal balance by their stated maturity in accordance with their terms and require a balloon payment of the remaining principal balance at maturity (each such Mortgage Loan, a
                                                      "Balloon Loan"). See "RISK FACTORS--Balloon Loans" and
                                                      "DESCRIPTION OF THE SECURITIES--Weighted Average Life of the
                                                      Securities" herein.

                                                      The Mortgage Loans will be secured by mortgages and deeds of trust or other similar security instruments creating a lien on a Mortgaged Property, which may be subordinated to one or more senior liens on the Mortgaged Property. The Mortgaged
                                                      Properties and the Home Improvements are collectively referred to herein as the "Properties." The related Prospectus
                                                      Supplement will describe certain characteristics of the
                                                      Mortgage Loans for a Series, including, without limitation, and to the extent relevant: (a) the aggregate unpaid principal balance of the Mortgage Loans (or the aggregate unpaid
                                                      principal balance included in the Trust Fund for the related
                                                      Series); (b) the range and weighted average interest rate (the
                                                      "Loan Rate") on the loans and in the case of adjustable rate loans, the range and weighted average of the current rate of interest borne by such loans (the "Current Interest Rates")
                                                      and any maximum lifetime interest rates thereon (the "Lifetime
                                                      Rate Caps"); (c) the range and the average outstanding
                                                      principal balance of the Mortgage Loans; (d) the weighted
                                                      average original and remaining term-to-stated maturity of the
                                                      Mortgage Loans and the range of original and remaining
                                                      terms-to-stated maturity, if applicable; (e) the range and combined loan-to-value ratios (each a "Combined Loan-to-Value
                                                      Ratio") or loan-to-value ratios, (each a "Loan-to-Value
                                                      Ratio") as applicable, of the Mortgage Loans, computed in the manner described in the related Prospectus Supplement; (f) the percentage (by principal balance as of the Cut-off Date) of
                                                      Mortgage Loans that accrue interest at adjustable or fixed interest rates; (g) any Credit Enhancement relating to the
                                                      Mortgage Loans; (h) the percentage (by principal balance as of the Cut-off Date) of Mortgage Loans that are secured by
                                                      Mortgaged Properties or Home Improvements; (i) the geographic distribution of any Mortgaged Properties securing the Mortgage
                                                      Loans; (j) the use and type of each Mortgaged Property
                                                      securing a


                                                         8

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                                                      Mortgage Loan; (k) the lien priority of the
                                                      Mortgage Loans; and (l) the delinquency status and year of origination of the Mortgage Loans.

         (2)  Private Securities.....................Primary  Assets  for a  Series  may  consist,  in whole or in part, of Private  Securities  which  include (a)  pass-through certificates  representing  beneficial  interests  in loans of the type that  would  otherwise  be  eligible  to be  Mortgage
                                                     Loans  (the   "Underlying   Loans")   or  (b)   collateralized
                                                     obligations  secured by Underlying  Loans.  Such  pass-through
                                                     certificates   or   collateralized   obligations   will   have
                                                     previously  been (a)  offered  and  distributed  to the public
                                                     pursuant  to  an  effective   registration  statement  or  (b)
                                                     acquired in a transaction  not  involving any public  offering from a person  who is not an  affiliate  of the issuer of such securities at the time of transfer  (nor an affiliate  thereof at any time  during the three  preceding  months);  provided a period  of three  years  has  elapsed  since  the later of the date  the  securities  were  acquired  from the  issuer  or an affiliate thereof.  Although  individual  Underlying Loans may be insured  or  guaranteed  by the United  States or an agency
                                                     or  instrumentality   thereof,  they  need  not  be,  and  the
                                                     Private  Securities  themselves  will  not  be so  insured  or
                                                     guaranteed.   See  "THE   TRUST   FUNDS--Private   Securities"
                                                     herein.

                                                     The related Prospectus Supplement for a Series will specify
                                                     (such disclosure may be on an approximate basis, as described above and will be as of the date specified in the related
                                                     Prospectus Supplement) to the extent relevant and to the
                                                     extent such information is reasonably available to the
                                                     Depositor and the Depositor reasonably believes such
                                                     information to be reliable: (i) the aggregate approximate
                                                     principal amount and type of any Private Securities to be
                                                     included in the Trust Fund for such Series; (ii) certain
                                                     characteristics of the Underlying Loans including (A) the
                                                     payment features of such Underlying Loans (i.e., whether they are fixed rate or adjustable rate and whether they provide for fixed level payments, negative amortization or other payment features), (B) the approximate aggregate principal amount of such Underlying Loans which are insured or guaranteed by a governmental entity, (C) the servicing fee or range of
                                                     servicing fees with respect to such Underlying Loans, (D) the minimum and maximum stated maturities of such Underlying Loans at origination, (E) the lien priority of such Underlying
                                                     Loans, and (F) the delinquency status and year of origination of such Underlying Loans; (iii) the maximum original
                                                     term-to-stated maturity of the Private Securities; (iv) the weighted average term-to-stated maturity of the Private
                                                     Securities; (v) the pass-through or certificate rate or ranges thereof for the Private Securities; (vi) the sponsor or
                                                     depositor of the Private Securities (the "PS Sponsor"), the servicer of the Private Securities (the "PS Servicer") and the
                                                     trustee of the Private Securities (the "PS Trustee"); (vii)
                                                     certain characteristics of Credit Enhancement, if any, such as reserve funds, insurance policies, letters of credit or
                                                     guarantees, relating to the Mortgage Loans underlying the
                                                     Private Securities, or to such Private Securities themselves;
                                                     (viii) the terms on which the Underlying Loans may, or are required to, be repurchased prior to stated maturity; (ix) the terms on which substitute Underlying Loans may be delivered to replace those initially deposited with the PS Trustee; and (x)
                                                      a description of the


                                                         9


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                                                       limited purpose and business of the
                                                      issuer of the Private Securities, the availability of public information concerning such issuer and market information with respect to the Private Securities. See "THE TRUST
                                                      FUNDS--Additional Information" herein.

     B.  Collection and Distribution
         Accounts................................... All payments on or with respect to the Primary Assets for a
                                                      Series will be remitted directly to an account (the
                                                      "Collection Account") to be established for such Series with the Trustee or the Servicer, in the name of the Trustee. The
                                                      Trustee shall be required to apply a portion of the amount in the Collection Account, together with reinvestment earnings from eligible investments specified in the related Prospectus
                                                      Supplement, to the payment of certain amounts payable to the
                                                      Servicer under the related Agreement and any other person
                                                      specified in the Prospectus Supplement, and to deposit a
                                                      portion of the amount in the Collection Account into a
                                                      separate account (the "Distribution Account") to be
                                                      established for such Series, each in the manner and at the times established in the related Prospectus Supplement. The amounts deposited in such Distribution Account will be
                                                      available for (i) application to the payment of principal of and interest on such Series of Securities on the next
                                                      Distribution Date, (ii) the making of adequate provision for future payments on certain Classes of Securities and (iii) any other purpose specified in the related Prospectus Supplement.
                                                      After applying the funds in the Collection Account as
                                                      described above, any funds remaining in the Collection Account may be paid over to the Servicer, the Depositor, any provider of Credit Enhancement with respect to such Series (a "Credit
                                                      Enhancer") or any other person entitled thereto in the manner and at the times established in the related Prospectus
                                                      Supplement.

     C.  Pre-Funding and Capitalized Interest
         Accounts.................................... A Trust Fund may include one or more segregated trust accounts
                                                      (each, a "Pre-Funding Account") established and maintained with the Trustee for the related Series. On the closing date for such Series, a portion of the proceeds of the sale of the
                                                      Securities of such Series (such amount, the "Pre-Funded
                                                      Amount") will be deposited in the Pre-Funding Account and may be used to purchase additional Primary Assets during the
                                                      period of time specified in the related Prospectus Supplement
                                                      (the "Pre-Funding Period"). If any Pre-Funded Amount remains on deposit in the Pre-Funding Account at the end of the
                                                      Pre-Funding Period, such amount will be applied in the manner specified in the related Prospectus Supplement to prepay the
                                                      Notes and/or the Certificates of the applicable Series. If a
                                                      Trust Fund includes a Pre-Funding Account and the principal balance of additional Primary Assets delivered to the Trust
                                                      Fund during the Pre-Funding Period is less than the original
                                                      Pre-Funded Amount, the Holders of the Securities of the
                                                      related Series will receive a prepayment of principal as and to the extent described in the related Prospectus Supplement.
                                                      Any such principal prepayment may adversely affect the yield to maturity of the applicable Securities.

                                                      Although the specific parameters of the Pre-Funding Account with respect to any issuance of Securities will be


                                                         10

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                                                      specified in the related Prospectus Supplement, it is
                                                      anticipated: (a) that the Pre-Funding Period will not exceed
                                                      90 days from the related closing date, (b) that the
                                                      additional Primary Assets to be acquired during the
                                                      Pre-Funding Period will be subject to the same representations and warranties and satisfy the same eligibility requirements as the Primary Assets included in the related Trust Fund on the closing date, subject to such exceptions as are expressly stated in such Prospectus Supplement, (c) that the Pre-Funding
                                                      Amount will not exceed 25% of the principal amount of the
                                                      Securities issued pursuant to a particular offering and (d)
                                                      that prior to the investment of the Pre-Funded Amount in
                                                      additional Primary Assets, such Pre-Funded Amount will be
                                                      invested in one or more "Eligible Investments" specified in the related Agreement and described herein under "THE TRUST
                                                      FUNDS -- Collection and Distribution Accounts." Any Eligible
                                                      Investment must mature no later than the Business Day prior to the next Distribution Date. "Business Day" means any day other than a Saturday, Sunday or other day on which commercial
                                                      banking institutions or trust companies in New York, New York or the principal place of business of the Trustee are closed.

                                                      If a Pre-Funding Account is established, one or more
                                                      segregated trust accounts (each, a "Capitalized Interest
                                                      Account") may be established and maintained with the Trustee for the related Series. On the closing date for such Series, a portion of the proceeds of the sale of the Securities of such
                                                      Series will be deposited in the Capitalized Interest Account and used to fund the excess, if any, of (x) the sum of (i) the amount of interest accrued on the Securities of such Series and (ii) certain fees or expenses during the Pre-Funding
                                                      Period such as trustee fees and credit enhancement fees, over
                                                      (y) the amount of interest available therefor from the Primary
                                                      Assets in the Trust Fund. Any amounts on deposit in the
                                                      Capitalized Interest Account at the end of the Pre-Funding
                                                      Period that are not necessary for such purposes will be
                                                      distributed to the person specified in the related Prospectus
                                                      Supplement. See "THE TRUST FUNDS--Pre-Funding Account" herein.

Credit Enhancement...................................If stated in the Prospectus  Supplement  relating to a Series, the  Depositor  will obtain an  irrevocable  letter of credit, surety bond,  certificate  insurance policy,  insurance policy
                                                     or  other  form  of  credit  support  (collectively,   "Credit
                                                     Enhancement")  in  favor  of  the  Trustee  on  behalf  of the
                                                     Holders  of such  Series  and any other  person  specified  in such  Prospectus  Supplement  from an  institution  (a "Credit
                                                     Enhancer")   acceptable  to  the  rating  agency  or  agencies
                                                     identified  in the  related  Prospectus  Supplement  as rating
                                                     such   Series  of   Securities   (collectively,   the  "Rating
                                                     Agency")  for  the  purposes   specified  in  such  Prospectus
                                                     Supplement.   The  Credit   Enhancement   will   support   the
                                                     payments  on  the   Securities  and  may  be  used  for  other
                                                     purposes,  to the  extent and under the  conditions  specified
                                                     in  such  Prospectus  Supplement.   See  "CREDIT  ENHANCEMENT"
                                                     herein.  Credit  Enhancement  for a Series may  include one or more of the  following  types of Credit  Enhancement,  or such other  type of Credit  Enhancement  specified  in the  related
                                                     Prospectus Supplement.


                                                         11

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     A.  Subordinate Securities.....................  Credit Enhancement for a Series may consist of one or more
                                                      Classes of Subordinate Securities. The rights of Holders of such Subordinate Securities to receive distributions on any
                                                      Distribution Date will be subordinate in right and priority to the rights of holders of Senior Securities of the Series, but only to the extent described in the related Prospectus
                                                      Supplement.

     B. Insurance Credit............................. Enhancement for a Series may consist of special hazard insurance policies, bankruptcy bonds and other types of
                                                      insurance supporting payments on the Securities.

     C.  Reserve Funds.............................. If stated in the  Prospectus  Supplement,  the  Depositor  may deposit  cash,  a letter  or  letters  of  credit,  short-term investments,  or other  instruments  acceptable  to the Rating
                                                     Agency in one or more reserve funds to be  established  in the name of the  Trustee  (each a "Reserve  Fund"),  which will be used by the Trustee to make  required  payments  of  principal of or  interest  on the  Securities  of such  Series,  to make adequate  provision for future  payments on such Securities or for  any  other  purpose  specified  in  the  Agreement,  with respect  to such  Series,  to the  extent  that  funds are not otherwise  available.  In the  alternative  or in  addition to such  deposit,  a  Reserve  Fund  for a Series  may be  funded through  application  of all or a portion of the  excess  cash flow from the Primary  Assets for such  Series,  to the extent described in the related Prospectus Supplement.

     D.  Minimum Principal Payment
         Agreement...................................If stated in the  Prospectus  Supplement  relating to a Series of  Securities,  the  Depositor  will  enter  into  a  minimum principal  payment  agreement (the "Minimum  Principal Payment
                                                     Agreement")  with  an  entity  meeting  the  criteria  of  the
                                                     Rating  Agency,  pursuant to which such  entity  will  provide funds in the event that  aggregate  principal  payments on the
                                                     Primary  Assets  for such  Series are not  sufficient  to make
                                                     certain    payments.    See    "CREDIT    ENHANCEMENT--Minimum
                                                     Principal Payment Agreement" herein.

     E.  Deposit Agreement...........................If stated in the  Prospectus  Supplement,  the  Depositor  and the Trustee will enter into a guaranteed  investment  contract
                                                     or  an  investment   agreement   (the   "Deposit   Agreement")
                                                     pursuant  to which all or a  portion  of  amounts  held in the
                                                     Collection  Account,   the  Distribution  Account  or  in  any
                                                     Reserve  Fund will be invested  with the entity  specified  in such  Prospectus  Supplement.  The Trustee will be entitled to withdraw  amounts so invested,  plus  interest at a rate equal to the Assumed  Reinvestment  Rate, in the manner specified in the Prospectus  Supplement.  See "CREDIT  ENHANCEMENT--Deposit
                                                     Agreement" herein.

Servicing............................................The Servicer will be responsible  for servicing,  managing and making  collections  on the  Mortgage  Loans for a Series.  In
                                                     addition,   the  Servicer   may  act  as   custodian   and  be
                                                     responsible  for  maintaining  custody of the  Mortgage  Loans
                                                     and   related   documentation   on  behalf  of  the   Trustee.
                                                     Advances with respect to  delinquent  payments of principal or interest  on a  Mortgage  Loan  will be  made by the  Servicer only  to  the  extent  described  in  the  related  Prospectus
                                                     Supplement.   Such   advances  will  be  intended  to  provide
                                                     liquidity  only and the  related  Prospectus  Supplement  will specify  the  extent  to


                                                         12

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                                                      which they are reimbursable to the Servicer from scheduled payments of principal and interest, late collections, or from the proceeds of liquidation of the related Mortgage Loans or from other recoveries relating to such Mortgage Loan
                                                      (including any insurance proceeds or payments from other
                                                      credit support). In performing these functions, the Servicer will exercise the same degree of skill and care that it
                                                      customarily exercises with respect to similar receivables or
                                                      Mortgage Loans owned or serviced by it. Under certain limited circumstances, the Servicer may resign or be removed, in which event either the Trustee or a third-party servicer will be appointed as successor servicer. The Servicer will receive a periodic fee as servicing compensation (the "Servicing Fee")
                                                      and may, as specified herein and in the related Prospectus
                                                      Supplement, receive certain additional compensation. See
                                                      "SERVICING OF MORTGAGE LOANS -- Servicing Compensation and
                                                      Payment of Expenses" herein.

Material Federal Income
  Tax Consequences................................... Securities of each series offered hereby will, for federal income tax purposes, constitute either (i) interests ("Grantor
                                                      Trust Securities") in a Trust treated as a grantor trust under applicable provisions of the Code, (ii) "regular interests"
                                                      ("REMIC Regular Securities") or "residual interests" ("REMIC
                                                      Residual Securities") in a Trust treated as a real estate
                                                      mortgage investment conduit ("REMIC") (or, in certain
                                                      instances, containing one or more REMIC's) under Sections 860A through 860G of the Code, (iii) debt issued by an Issuer
                                                      ("Debt Securities") (iv) interests in an Issuer which is
                                                      treated as a partnership ("Partnership Interests"), or (v)
                                                      "regular interests" ("FASIT Regular Securities"), "high-yield interests" ("FASIT High-Yield Securities") or an ownership interest (a "FASIT Ownership Security") in a Trust treated as a financial asset securitization investment conduit ("FASIT")
                                                      (or, in certain circumstances containing one or more FASITs)
                                                      under Sections 860H through 860L of the Code.

                                                      Investors are urged to consult their tax advisors and to
                                                      review "Material Federal Income Tax Consequences" herein and in the related Prospectus Supplement.

ERISA Considerations.................................A  fiduciary  of any  employee  benefit  plan  subject  to the
                                                     Employee  Retirement  Income  Security Act of 1974, as amended
                                                     ("ERISA"),  or the Code should  carefully  review with its own legal  advisors  whether the purchase or holding of Securities could  give  rise to a  transaction  prohibited  or  otherwise impermissible  under  ERISA or the Code.  A  violation  of the prohibited  transaction  rules  may  generate  excise  tax and
                                                     other   liabilities   under   ERISA  and  the  Code.   If  the
                                                     Securities    offered   are   Certificates,    an   individual
                                                     prohibited  transaction  exemption issued by the Department of
                                                     Labor  to  various   underwriters  may  exempt  the  purchase,
                                                     holding  and  resale  of  such   Certificates.   In  addition,
                                                     Prohibited  Transaction  Class  Exemption  83-1 may exempt the sale  or  exchange  of the  Certificates.  If  the  Securities offered are Notes which are  treated as  indebtedness  without substantial  equity  features for  purposes of ERISA,  various
                                                     Department of Labor Class  Exemptions  may exempt the purchase and holding of such Notes,  and each  purchaser and transferee of such Notes may be required to  represent  and warrant  that such an


                                                         13


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                                                     exemption is  applicable  to its purchase and holding
                                                     of the Notes.  See "ERISA CONSIDERATIONS" herein.

Legal Investment.....................................The related  Prospectus  Supplement  will state whether or not the Securities of each Series  offered by this  Prospectus and the related  Prospectus  Supplement will constitute  "mortgage
                                                     related   securities"  under  the  Secondary  Mortgage  Market
                                                     Enhancement   Act   of   1984   ("SMMEA").   Investors   whose
                                                     investment  authority is subject to legal restrictions  should consult their own legal  advisors to determine  whether and to what extent the Securities  constitute  legal  investments for them.  See "LEGAL INVESTMENT" herein.

Use of Proceeds......................................The  net  proceeds  from  the  sale  of  each  Series  will be applied  to one or  more  of the  following  purposes:  (i) to the acquisition of the related  Primary Assets,  (ii) to repay indebtedness  which  has  been  incurred  to  obtain  funds to acquire such Primary  Assets,  (iii) to establish  any Reserve
                                                     Funds  described  in the  related  Prospectus  Supplement  and
                                                     (iv)  to  pay   costs  of   structuring   and   issuing   such
                                                     Securities,   including   the   costs  of   obtaining   Credit
                                                     Enhancement,  if any. The  acquisition  of the Primary  Assets for a Series may be  effected  by an  exchange  of  Securities with  the  Originator  of such  Primary  Assets.  See  "USE OF
                                                     PROCEEDS" herein.

Ratings..............................................It will be a  requirement  for issuance of any Series that the
                                                     Securities   offered  by  this   Prospectus  and  the  related
                                                     Prospectus  Supplement  be rated by at least one Rating Agency in one of  its  four  highest  applicable  rating  categories.
                                                     The  rating  or  ratings  applicable  to  Securities  of  each
                                                     Series   offered   hereby  and  by  the   related   Prospectus
                                                     Supplement  will be as set  forth  in the  related  Prospectus
                                                     Supplement.   A   securities   rating   should  be   evaluated
                                                     independently   of  similar  ratings  on  different  types  of
                                                     securities.  A securities  rating is not a  recommendation  to buy, hold or sell  securities  and does not address the effect that the rate of  prepayments  on Mortgage Loans or Underlying
                                                     Loans relating to Private  Securities,  as  applicable,  for a
                                                     Series may have on the yield to  investors  in the  Securities
                                                     of  such   Series.   See   "RISK   FACTORS--Ratings   Are  Not
                                                     Recommendations" herein.

Absence of Market....................................The  Securities  will be a new  issue  of  securities  with no established  trading  market.  The  Issuer  does not expect to
                                                     apply  for  listing  of  the   Securities   on  any   national
                                                     securities  exchange or quote the  Securities in the automated quotation  system  of  a  registered  securities  association.
                                                     The   Underwriter(s)   specified  in  the  related  Prospectus
                                                     Supplement   expects  to  make  a  secondary   market  in  the
                                                     Securities,  but  has  no  obligation  to  do  so.  See  "RISK
                                                     FACTORS" herein.

Risk Factors..........................................There are material risks associated with an investment in the Securities. For a discussion of all material factors that should be considered by prospective investors in the
                                                      Securities, see "RISK FACTORS" herein and in the related
                                                      Prospectus Supplement.


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                                                       14
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                                                        78
                                  RISK FACTORS

         For a discussion of all material risk factors in connection with the purchase of the Securities, Investors should consider, among other things, the following factors and "Risk Factors" in the related Prospectus Supplement.

An Investment in Any Security May Be an Illiquid Investment, which May Result in the Holder Holding such Investment to Maturity.

         There will be no market for the Securities of any Series prior to the issuance thereof, and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide Holders with liquidity of investment or will continue for the life of the Securities of such Series. The
Underwriter(s) specified in the related Prospectus Supplement expects to make a secondary market in the Securities, but has no obligation to do so.

The Assets of the Trust Fund, as Well as Any Applicable Credit Enhancement, Will
Be Limited and, if such Assets and/or Credit Enhancement Become Insufficient to
Service the Related Securities, Losses May Result.

         The Securities of a Series will be payable solely from the assets of the Trust Fund for such Securities. There will be no recourse to the Depositor or any other person for any default on the Notes or any failure to receive distributions on the Certificates. Further, at the times and to the extent set forth in the related Prospectus Supplement, certain Primary Assets and/or any balance remaining in the Collection Account or Distribution Account immediately after making all payments due on the Securities of such Series and other payments specified in the related Prospectus Supplement, may be promptly released or remitted to the Depositor, the Servicer, the Credit Enhancer or any other person entitled thereto and will no longer be available for making payments to Holders. Consequently, Holders of Securities of each Series must rely solely upon payments with respect to the Primary Assets and the other assets constituting the Trust Fund for a Series of Securities, including, if applicable, any amounts available pursuant to any Credit Enhancement for such Series, for the payment of principal of and interest on the Securities of such Series.

         Holders of Notes will be required under the Indenture to proceed only against the Primary Assets and other assets constituting the related Trust Fund in the case of a default with respect to such Notes and may not proceed against any assets of the Depositor. There is no assurance that the market value of the Primary Assets or any other assets for a Series will at any time be equal to or greater than the aggregate principal amount of the Securities of such Series then outstanding, plus accrued interest thereon. Moreover, upon an event of default under the Indenture for a Series of Notes and a sale of the assets in the Trust Fund or upon a sale of the assets of a Trust Fund for a Series of Certificates, the Trustee, the Servicer, if any, the Credit Enhancer and any other service provider specified in the related Prospectus Supplement generally will be entitled to receive the proceeds of any such sale to the extent of unpaid fees and other amounts owing to such persons under the related Agreement prior to distributions to Holders of Securities. Upon any such sale, the proceeds thereof may be insufficient to pay in full the principal of and interest on the Securities of such Series.

         The only obligations, if any, of the Depositor with respect to the Securities of any Series will be pursuant to certain representations and warranties. See "THE AGREEMENTS--Assignment of Primary Assets" herein.

Credit Enhancement Will Be Limited in Amount and Scope of Coverage and May Not be Sufficient to Cover Losses.

         Although any Credit Enhancement is intended to reduce the risk of delinquent payments or losses to Holders entitled to the benefit thereof, the amount of such Credit Enhancement will be limited and will decline and could be depleted under certain circumstances prior to the payment in full of the related
Series of Securities, and as a result Holders may suffer losses. Furthermore, such Credit Enhancement may provide only very limited coverage as to certain types of losses and may provide no coverage as to certain other types of losses.
Generally, Credit Enhancements do not directly or indirectly guarantee to the holders of Securities, any specific rate of prepayment. See "CREDIT ENHANCEMENT" herein.

The Timing of Principal Payments May Adversely Affect the Yield to Maturity of the Securities.

         The yield to maturity experienced by a Holder of Securities may be affected by the rate of payment of principal of the Mortgage Loans or Underlying
Loans relating to the Private Securities, as applicable. The timing of principal payments of the Securities of a Series will be affected by a number of factors, including the following: (i) the extent of prepayments of the Mortgage Loans or Underlying Loans relating to the Private Securities, as

                                       15



applicable; (ii) the manner of allocating principal payments among the Classes of Securities of a Series as specified in the related Prospectus Supplement; (iii) the exercise by the party entitled thereto of any right of optional termination; (iv) liquidations due to defaults and (v) repurchases of Mortgage Loans or Underlying Loans due to conversion of adjustable-rate mortgage loans ("ARM Loans") to fixed-rate loans or breaches of the related Originator's or Servicer's representations and warranties). See "DESCRIPTION OF THE SECURITIES--Weighted Average Life of Securities."

         Interest payable on the Securities of a Series on a Distribution Date will include all interest accrued during the period specified in the related Prospectus Supplement. In the event interest accrues during the calendar month prior to a Distribution Date, the effective yield to Holders will be reduced from the yield that would otherwise be obtainable if interest payable on the Security were to accrue through the day immediately preceding each Distribution Date, and the effective yield (at par) to Holders will be less than the indicated coupon rate. See "DESCRIPTION OF THE SECURITIES--Payments of Interest."

Prepayments May Adversely Affect the Yield to Maturity of the Securities.


         The yield to maturity of the Securities of each series may be adversely affected by a higher or lower than anticipated rate of prepayments on the related Mortgage Loans. The yield to maturity on interest-only Private Securities or Private Securities purchased at premiums or discounted to par will be extremely sensitive to the rate of prepayments on the related Mortgage Loans. In addition, the yield to maturity on certain other types of classes of Securities, including certain classes in a series including more than one class of Securities, may be relatively more sensitive to the rate of prepayment on the related Mortgage Loans than other classes of Securities.

         The Mortgage Loans may be prepaid in full or in part at any time; however, a prepayment penalty or premium may be imposed in connection therewith. Unless so specified in the related Prospectus Supplement, such penalties will not be property of the related Trust. The rate of prepayments of the Mortgage Loans cannot be predicted and is influenced by a wide variety of economic, social and other factors, including prevailing mortgage market interest rates, the availability of alternative financing, local and regional economic conditions and homeowner mobility. Therefore, no assurance can be given as to the level of prepayments that a Trust will experience.

         Prepayments may result from mandatory prepayments relating to unused monies held in Pre-Funding Accounts, if any, voluntary early payments by borrowers (including payments in connection with refinancings of the related senior Mortgage Loan or Loans), sales of Mortgaged Properties subject to "due-on-sale" provisions and liquidations due to default, as well as the receipt of proceeds from physical damage, credit life and disability insurance policies. In addition, repurchases or purchases from a Trust of Mortgage Loans or substitution adjustments required to be made under the Pooling and Servicing Agreement will have the same effect on the Securityholders as a prepayment of such Mortgage Loans. The related Prospectus Supplement will specify whether any or all of the Mortgage Loans contain "due-on-sale" provisions.

         Collections on the Mortgage Loans may vary due to the level of incidence of delinquent payments and of prepayments. Collections on the Mortgage Loans may also vary due to seasonal purchasing and payment habits of borrowers.


As a Result of Optional Redemption or Repurchase, Holders Could Be Fully Paid Significantly Earlier than Would Otherwise Be the Case.

         One or more Classes of Securities of any Series may be subject to optional redemption or repurchase, in whole or in part, on any Distribution Date under the circumstances, if any, specified in the Prospectus Supplement relating to such Series. Such redemption or repurchase may occur on or after a date specified in the related Prospectus Supplement, or on or after such time as the aggregate outstanding principal amount of the Securities Primary Assets is less than the amount or percentage specified in the related Prospectus Supplement, such amount or percentage not to exceed 10% of the aggregate principal balance of the Primary Assets as of the Cut-off Date for that Series. The risk of reinvesting unscheduled distributions resulting from redemption or repurchase of the Securities will be borne by the Holders. See "DESCRIPTION OF THE SECURITIES--Optional Redemption, Purchase or Termination."

Mortgage Loans with Balloon and Non-Traditional Payment Methods May Create Greater Default Risk.

         A portion of the aggregate principal balance of the Mortgage Loans at any time may be Balloon Loans that provide for the payment of the unamortized principal balance of such Mortgage Loan in a single payment at maturity. Such Balloon Loans provide for equal monthly payments, consisting of principal and interest, generally based on a 30-year amortization schedule, and a single payment of the remaining balance of the Balloon Loan generally 5, 7, 10, or 15 years after origination. Amortization of a Balloon Loan based on a scheduled period that is longer than the term of the loan results in a remaining principal balance at maturity that is substantially larger than the regular scheduled payments. The Depositor does not have any information regarding the default history or prepayment history of payments on Balloon Loans. Because borrowers of Balloon Loans are required to make substantial single payments upon maturity, it is possible that the default risk associated with the Balloon Loans is greater than that associated with fully-amortizing Mortgage Loans.

         Other types of loans that may be included in the Trust Fund may involve additional uncertainties not present in traditional types of loans. For example, certain of the Mortgage Loans may provide for escalating or variable payments by the borrower under the Mortgage Loan, as to which the borrower is generally qualified on the basis of the initial payment amount. In some instances the borrower's income may not be sufficient to enable them to continue to make their loan payments as such payments increase and thus the likelihood of default will increase. The Depositor does not have any information regarding the default history or prepayment history of payments on these non-traditional loans.

Junior Liens May Experience Higher Rates of Delinquencies and Losses.


         If the Mortgages in a Trust Fund are primarily junior liens subordinate to the rights of the mortgagee under the related senior mortgage or mortgages, the proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the outstanding balance of such junior mortgage only to the extent that the claims of such senior mortgagees have been satisfied in full, including any related foreclosure costs. In addition, a junior mortgagee may not foreclose on the Property securing a junior mortgage unless it forecloses subject to the senior mortgages, in which case it must either pay the entire amount due on the senior mortgages to the senior mortgagees at or prior to the foreclosure sale or undertake the obligation to make payments on the senior mortgages in the event the mortgagor is in default thereunder. The Trust Fund will not have any source of funds to satisfy the senior mortgages or make payments due to the senior mortgagees.

Property Values May Decline, Leading to Higher Losses.

         There are several factors that could adversely affect the value of Properties such that the outstanding balance of the related Mortgage Loan, together with any senior financing on the Properties, would equal or exceed the value of the Properties. Among the factors that could adversely affect the value of the Properties are an overall decline in the residential real estate market in the areas in which the Properties are located or a decline in the general condition of the Properties as a result of failure of borrowers to maintain adequately the Properties or of natural disasters that are not necessarily covered by insurance, such as earthquakes and floods. Any such decline could extinguish the value of a junior interest in a Property before having any effect on the related senior interest therein. If such a decline occurs, the actual rates of delinquencies, foreclosure and losses on the junior loans could be higher than those currently experienced in the mortgage lending industry in general.

Geographic Concentration of Properties May Result in Higher Losses, if Particular Regions Experience Downturns.

         Certain geographic regions from time to time will experience weaker regional economic conditions and housing markets than will other regions, and, consequently, will experience higher rates of loss and delinquency on mortgage loans generally. The Mortgage Loans underlying certain Series of Securities may be concentrated in such regions, and such concentrations may present risk considerations in addition to those generally present for similar mortgage loan asset-backed securities without such concentrations. Information with respect to geographic concentration of Properties will be specified in the related Prospectus Supplement or related Current Report on Form 8-K.

Pre-Funding May Adversely Affect Investment.

         If a Trust Fund includes a Pre-Funding Account and the principal balance of additional Primary Assets delivered to the Trust Fund during the Pre-Funding Period is less than the original Pre-Funded Amount, the Holders of the Securities of the related Series will receive a prepayment of principal as and to the extent described in the related Prospectus Supplement. Any such principal prepayment may adversely affect the yield to maturity of the applicable Securities. Since prevailing interest rates are subject to fluctuation, there can be no assurance that investors will be able to reinvest such a prepayment at yields equaling or exceeding the yields on the related Securities. It is possible that the yield on any such reinvestment will be lower, and may be significantly lower, than the yield on the related Securities.

         Each additional Primary Asset must satisfy the eligibility criteria specified in the related Prospectus Supplement and the related agreements. Such eligibility criteria will be determined in consultation with each Rating Agency (and/or Credit Enhancer) prior to the issuance of the related Series and are designed to ensure that if such additional Primary Asset were included as part of the initial Trust Fund, the credit quality of such assets would be consistent with the initial rating of each Class of Securities of such Series. Following the transfer of additional Primary Assets to the Trust, the aggregate characteristics of the Primary Assets then held in the Trust may vary from those of the initial Primary Assets of such Trust. As a result, the additional Primary Assets may adversely affect the performance of the related Securities

          The ability of a Trust to invest in additional Primary Assets during the related Pre-Funding Period will be dependant on the ability of the Originator to originate or acquire Primary Assets that satisfy the requirements for transfer to the Trust Fund. The ability of the Originator to originate or acquire such Primary Assets will be affected by a variety of social and economic factors, including the prevailing level of market interest rates, unemployment levels and consumer perceptions of general economic conditions.

Environmental Conditions on the Property May Give Rise to Liability.

         Real property pledged as security to a lender may be subject to certain environmental risks. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the costs of clean-up. In several states, such a lien has priority over the lien of an existing mortgage or owner's interest against such property. In addition, under the laws of some states and under the federal Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA"), a lender may be liable, as an "owner" or "operator," for costs of addressing releases or threatened releases of hazardous substances that require remedy at a property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower, regardless of whether or not the environmental damage or threat was caused by a prior owner. A lender also risks such liability on foreclosure of the Mortgaged Property.

State and Federal Credit Protection Laws May Limit Collection of Principal and Interest on the Mortgage Loans.

         Applicable state laws generally regulate interest rates and other charges and require certain disclosures. In addition, other state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the Mortgage Loans.

         The Mortgage Loans may also be subject to Federal laws, including: (i) the Federal Truth in Lending Act and Regulation Z promulgated thereunder, which require certain disclosures to the borrowers regarding the terms of the Mortgage Loans; (ii) the Equal Credit Opportunity Act and Regulation B promulgated thereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; and (iii) the Fair Credit Reporting Act, which regulates the use and reporting of information related to the borrower's credit experience.

         Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the Servicer to collect all or part of the principal of or interest on the Mortgage Loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the owner of the Mortgage Loan to damages and administrative enforcement.
See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS" herein.

Ratings Are Not Recommendations. A Reduction in the Rating of Any Credit Enhancer Would Likely Adversely Impact the Rating of the Securities.

         It will be a condition to the issuance of a Series of Securities that they be rated in one of the four highest rating categories by the Rating Agency identified in the related Prospectus Supplement. Any such rating would be based on, among other things, the adequacy of the value of the Primary Assets and any Credit Enhancement with respect to such Series. Such rating should not be deemed a recommendation to purchase, hold or sell Securities, inasmuch as it does not address market price or suitability for a particular investor.

A Reduction in the Rating of Any Credit Enhancer Would Likely Adversely Impact the Rating of the Securities.

         There is also no assurance that any such rating will remain in effect for any given period of time or may not be lowered or withdrawn entirely by the Rating Agency if in its judgment circumstances in the future so warrant. In addition to being lowered or withdrawn due to any erosion in the adequacy of the value of the Primary Assets, such rating might also be lowered or withdrawn, among other reasons, because of an adverse change in the financial or other condition of a Credit Enhancer or a change in the rating of such Credit Enhancer's long term debt.

ERISA May Restrict the Acquisition, Ownership and Disposition of Securities.

         Generally, ERISA applies to investments made by benefit plans and transactions involving the assets of such plans. Due to the complexity of regulations which govern such plans, prospective investors that are subject to ERISA are urged to consult their own counsel regarding consequences under ERISA of acquisition, ownership and disposition of Securities. See "ERISA CONSIDERATIONS" herein.

Purchase of Mortgage Loans or Underlying Loans from Affiliates May Lead to Conflicts of Interest.

         The Depositor may acquire Mortgage Loans or Private Securities backed by Underlying Loans from affiliated sellers. In such a transaction, the Depositor could be thought to "stand on both sides" of the transaction, with the resultant risk that the terms of the such transaction are otherwise then would be the case in an arms-length transaction. The related Prospectus Supplement will describe the terms of any such affiliated transaction.



                          DESCRIPTION OF THE SECURITIES

General

         Each Series of Notes will be issued pursuant to an indenture (the "Indenture") between the related Issuer and the entity named in the related Prospectus Supplement as trustee (the "Trustee") with respect to such Series. A form of Indenture has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. The Certificates will also be issued in Series pursuant to separate agreements (each, a "Pooling and Servicing Agreement" or a "Trust Agreement") among the Depositor, the Servicer, if the Series relates to Mortgage Loans, and the Trustee. A form of Pooling and Servicing Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. A Series may consist of both Notes and Certificates.

         The Originator may agree to reimburse the Depositor for certain fees and expenses of the Depositor incurred in connection with the offering of the Securities.

         The following summaries describe certain provisions in the Agreements common to each Series of Securities. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the Agreements and the Prospectus Supplement relating to each Series of Securities. Where particular provisions or terms used in the Agreements are referred to, the actual provisions (including definitions of terms) are incorporated herein by reference as part of such summaries.

         Each Series of Securities will consist of one or more Classes of Securities, one or more of which may be compound interest securities, variable interest securities, PAC securities, zero coupon securities, principal only securities, interest only securities or participating securities. A Series may also include one or more Classes of subordinate securities. The Securities of each Series will be issued only in fully registered form, without coupons, in the authorized denominations for each Class specified in the related Prospectus Supplement. Upon satisfaction of the conditions, if any, applicable to a Class of a Series, the transfer of the Securities may be registered and the Securities may be exchanged at the office of the Trustee specified in the Prospectus Supplement without the payment of any service charge other than any tax or governmental charge payable in connection with such registration of transfer or exchange. One or more Classes of a Series may be available in book-entry form only.

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


         The related Prospectus Supplement will describe whether or not payments of principal of and interest on a Series of Securities will be made on the Distribution Dates specified in the Prospectus Supplement relating to such Series by check mailed to Holders of such Series, registered as such at the close of business on the record date specified in the related Prospectus Supplement applicable to such Distribution Dates at their addresses appearing on the security register, except that (a) payments may be made by wire transfer (at the expense of the Holder requesting payment by wire transfer) in certain circumstances described in the related Prospectus Supplement and (b) final payments of principal in retirement of each Security will be made only upon presentation and surrender of such Security at the office of the Trustee specified in the Prospectus Supplement. Notice of the final payment on a Security will be mailed to the Holder of such Security before the Distribution Date on which the final principal payment on any Security is expected to be made to the holder of such Security.

         Payments of principal of and interest on the Securities will be made by the Trustee, or a paying agent on behalf of the Trustee, as specified in the related Prospectus Supplement. The related Prospectus Supplement will specify whether or not all payments with respect to the Primary Assets for a Series, together with reinvestment income thereon, amounts withdrawn from any Reserve Fund, and amounts available pursuant to any other Credit Enhancement will be deposited directly into the Collection Account. Such amounts may be net of certain amounts payable to the related Servicer and any other person specified in the Prospectus Supplement. Such amounts thereafter will be deposited into the Distribution Account and will be available to make payments on the Securities of such Series on the next Distribution Date. See "THE TRUST FUNDS--Collection and Distribution Accounts" herein.

Payments of Interest

         The Securities of each Class by their terms entitled to receive interest will bear interest from the date and at the rate per annum specified, or calculated in the method described in the related Prospectus Supplement. Interest on such Securities of a Series will be payable on the Distribution Date specified in the related Prospectus Supplement. The rate of interest on Securities of a Series may be variable or may change with changes in the annual percentage rates of the Mortgage Loans or Underlying Loans relating to the Private Securities, as applicable included in the related Trust Fund and/or as prepayments occur with respect to such Mortgage Loans or Underlying Loans, as applicable. Principal Only Securities may not be entitled to receive any interest distributions or may be entitled to receive only nominal interest distributions. Any interest on Zero Coupon Securities that is not paid on the related Distribution Date will accrue and be added to the principal thereof on such Distribution Date.

         Interest payable on the Securities on a Distribution Date will include all interest accrued during the period specified in the related Prospectus Supplement. In the event interest accrues during the calendar month preceding a Distribution Date, the effective yield to Holders will be reduced from the yield that would otherwise be obtainable if interest payable on the Securities were to accrue through the day immediately preceding such Distribution Date.

Payments of Principal

         On each Distribution Date for a Series, principal payments will be made to the Holders of the Securities of such Series on which principal is then payable, to the extent set forth in the related Prospectus Supplement. Such payments will be made in an aggregate amount determined as specified in the related Prospectus Supplement and will be allocated among the respective Classes of a Series in the manner, at the times and in the priority (which may, in certain cases, include allocation by random lot) set forth in the related Prospectus Supplement.

Final Scheduled Distribution Date

         The Final Scheduled Distribution Date with respect to each Class of Notes is the date no later than which the principal thereof will be fully paid and with respect to each Class of a Series of Certificates will be the date on which the entire aggregate principal balance of such Class is expected to be reduced to zero, in each case calculated on the basis of the assumptions applicable to such Series described in the related Prospectus Supplement. The Final Scheduled Distribution Date for each Class of a Series will be specified in the related Prospectus Supplement. Since payments on the Primary Assets will be used to make distributions in reduction of the outstanding principal amount of the Securities, it is likely that the actual final Distribution Date of any such Class will occur earlier, and may occur substantially earlier, than its Final Scheduled Distribution Date.

         Furthermore, with respect to a Series of Certificates, as will be further described in the related Prospectus Supplement, as a result of delinquencies, defaults and liquidations of the Primary Assets in the Trust Fund, the actual final Distribution Date of any Certificate may occur later than its Final Scheduled Distribution Date.

No assurance can be given as to the actual prepayment experience with respect to a Series. See "Weighted Average Life of the Securities" below.

Special Redemption

         The Prospectus Supplement relating to a Series of Securities having other than monthly Distribution Dates will specify whether or not one or more Classes of Securities of such Series may be subject to special redemption, in whole or in part, on the day specified in the related Prospectus Supplement (a "Special Redemption Date") if, as a consequence of prepayments on the Mortgage Loans or Underlying Loans, as applicable, relating to such Securities or low yields then available for reinvestment, the entity specified in the related Prospectus Supplement determines, based on assumptions specified in the applicable Agreement, that the amount available for the payment of interest that will have accrued on such Securities (the "Available Interest Amount") through the designated interest accrual date specified in the related Prospectus Supplement is less than the amount of interest that will have accrued on such Securities to such date. In such event and as further described in the related Prospectus Supplement, the Trustee will redeem a principal amount of outstanding Securities of such Series as will cause the Available Interest Amount to equal the amount of interest that will have accrued through such designated interest accrual date for such Series of Securities outstanding immediately after such redemption.

Optional Redemption, Purchase or Termination

         One or more Classes of Notes or purchase one or more Classes of Securities of any Series may be subject to optional redemption or repurchase, in whole or in part, on any Distribution Date under the circumstances, if any, specified in the Prospectus Supplement relating to such Series. Such redemption or repurchase may occur or on or after a date specified in the related Prospectus Supplement, or on or after such time as the aggregate outstanding principal amount of the Securities or Primary Assets, as specified in the related Prospectus Supplement, is less than the amount or percentage specified in the related Prospectus Supplement, such amount or percentage not to exceed 10% of the aggregate principal balance of the Primary Assets as of the Cut-off Date for that Series. Notice of such redemption, purchase or termination must be given by the Depositor or the Trustee prior to the related date. The redemption, purchase or repurchase price will be set forth in the related Prospectus Supplement. In the event that a REMIC election has been made, the Trustee shall receive a satisfactory opinion of counsel that the optional redemption, purchase or termination will be conducted so as to constitute a "qualified liquidation" under Section 860F of the Code. The risk of reinvesting unscheduled distributions resulting from prepayments of the Securities will be borne by the Holders. Neither the Trust nor the Holders will have any continuing liability under such optional redemption or repurchase.

         In addition, the Trustee, the Servicer or certain other entities specified in the related Prospectus Supplement may be required to effect early retirement of a series of Securities by soliciting competitive bids for the purchase of the related Primary Assets or otherwise, under other circumstances and in the manner specified in "THE AGREEMENTS--Termination " herein.

Weighted Average Life of the Securities

         Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of such security will be repaid to the investor. The related Prospectus Supplement will describe whether or not the weighted average life of the Securities of a Class will be influenced by the rate at which the amount financed under Primary Assets included in the Trust Fund for a Series is paid. Such repayment may be in the form of scheduled amortization or prepayments.

         Prepayments on loans and other receivables can be measured relative to a prepayment standard or model. The Prospectus Supplement for a Series of Securities will describe the prepayment standard or model, if any, used and may contain tables setting forth the projected weighted average life of each Class of Securities of such Series and the percentage of the original principal amount of each Class of Securities of such Series that would be outstanding on specified Distribution Dates for such Series based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the Mortgage Loans or Underlying Loans relating to the Private Securities, as applicable, included in the related Trust Fund are made at rates corresponding to various percentages of the prepayment standard or model specified in such Prospectus Supplement.

         There is, however, no assurance that prepayment of the Mortgage Loans or Underlying Loans relating to the Private Securities, as applicable, included in the related Trust Fund will conform to any level of any prepayment standard or model specified in the related Prospectus Supplement. The rate of principal prepayments on pools of loans may be influenced by a variety of factors, including job related factors such as transfers, layoffs or promotions and personal factors such as divorce, disability or prolonged illness. Economic conditions, either generally or within a particular geographic area or industry, also may affect the rate of principal prepayments. Demographic and social factors may influence the rate of principal prepayments in that some borrowers have greater financial flexibility to move or refinance than do other borrowers. The deductibility of mortgage interest payments, servicing decisions and other factors also affect the rate of principal prepayments. As a result, there can be no assurance as to the rate or timing of principal prepayments of the Mortgage Loans or Underlying Loans either from time to time or over the lives of such Mortgage Loans or Underlying Loans.

         The rate of prepayments of conventional housing loans and other receivables has fluctuated significantly in recent years. In general, however, if prevailing interest rates fall significantly below the interest rates on the Mortgage Loans or Underlying Loans relating to the Private Securities, as applicable, for a Series, such loans are likely to prepay at rates higher than if prevailing interest rates remain at or above the interest rates borne by such loans. In this regard, it should be noted that the Mortgage Loans or Underlying Loans, as applicable, for a Series may have different interest rates. In addition, the weighted average life of the Securities may be affected by the varying maturities of the Mortgage Loans or Underlying Loans relating to the Private Securities, as applicable. If any Mortgage Loans or Underlying Loans relating to the Private Securities, as applicable, for a Series have actual terms-to-stated maturity of less than those assumed in calculating the Final Scheduled Distribution Date of the related Securities, one or more Classes of the Series may be fully paid prior to their respective Final Scheduled Distribution Date, even in the absence of prepayments and a reinvestment return higher than the Assumed Reinvestment Rate.

                                 THE TRUST FUNDS

General

         The Notes of each Series will be secured by the pledge of the assets of the related Trust Fund, and the Certificates of each Series will represent interests in the assets of the related Trust Fund. The Trust Fund of each Series will include assets acquired from the Originator composed of (i) the Primary Assets, (ii) any Credit Enhancement, (iii) any Property that secured a Mortgage Loan but which is acquired by foreclosure or deed in lieu of foreclosure or repossession and (iv) the amount, if any, initially deposited in the Collection Account or Distribution Account for a Series as specified in the related Prospectus Supplement.

         The Securities will be non-recourse obligations secured by the related Trust Fund. The related Prospectus Supplement will specify whether or not the assets of the Trust Fund specified in the related Prospectus Supplement for a Series of Securities will serve as collateral only for that Series of Securities. Holders of a Series of Notes may only proceed against such collateral securing such Series of Notes in the case of a default with respect to such Series of Notes and may not proceed against any assets of the Depositor or the related Trust Fund not pledged to secure such Notes.

         The Primary Assets for a Series will be acquired by the related Trust Fund from the related Originator, or may be acquired in the open market or in privately negotiated transactions. Mortgage Loans relating to a Series will be serviced by the Servicer, which may be the Originator, specified in the related Prospectus Supplement, pursuant to a Pooling and Servicing Agreement, with respect to a Series of Certificates or a servicing agreement (each, a "Servicing Agreement") between the Trust Fund and Servicer, with respect to a Series of Notes.

         As used herein, "Agreement" means, with respect to a Series of Certificates, the Pooling and Servicing Agreement or Trust Agreement, and with respect to a Series of Notes, the Indenture and the Servicing Agreement, as the context requires.

         A Trust Fund relating to a Series of Securities may be a business trust formed under the laws of the state specified in the related Prospectus Supplement pursuant to a trust agreement (each, a "Trust Agreement") between the Depositor and the trustee of such Trust Fund specified in the related Prospectus Supplement

         With respect to each Trust Fund, prior to the initial offering of the related Series of Securities, the Trust Fund will have no assets or liabilities. No Trust Fund is expected to engage in any activities other than acquiring, managing and holding the related Primary Assets and other assets contemplated herein and in the related Prospectus Supplement and the proceeds thereof, issuing Securities and making payments and distributions thereon and certain related activities. No Trust Fund is expected to have any source of capital other than its assets and any related Credit Enhancement.

         Primary Assets included in the Trust Fund for a Series may consist of any combination of Mortgage Loans and Private Securities, to the extent and as specified in the related Prospectus Supplement. Some of the Mortgage Loans may be delinquent to the extent and as specified in the related Prospectus Supplement. The percentage of those Mortgage Loans which are delinquent shall not exceed 10% of the aggregate principal balance of the Primary Assets as of the Cut-off Date for that Series. The following is a brief description of the Mortgage Loans expected to be included in the related Trusts.

The Mortgage Loans

         Mortgage Loans. The Primary Assets for a Series may consist, in whole or in part, of mortgage loans (the "Mortgage Loans") secured by mortgages on one- to four-family residential housing ("Single Family Properties"), including condominium units ("Condominium Units") and cooperative dwellings ("Cooperative Dwellings") which may be subordinated to other mortgages on the same Mortgaged Property. The Mortgage Loans may have fixed interest rates or adjustable interest rates and may provide for other payment characteristics as described below and in the related Prospectus Supplement.

         The Mortgage Loans may be (i) "conventional" mortgage loans, that is, they will not be insured or guaranteed by any governmental agency, (ii) insured by the Federal Housing Authority ("FHA") or (iii) partially guaranteed by the Veteran's Administration, as specified in the related Prospectus Supplement. If specified in the related Prospectus Supplement, the Mortgage Loans may include closed-end home equity loans. Such home equity loans will be secured by first, second or more junior liens on fee simple or leasehold interests in one- to four-family residential properties. The principal and interest on the Mortgage Loans included in the Trust for a Series of Securities will be payable either on the first day of each month or on different scheduled days throughout each month, and the interest will be calculated either on a simple interest, actuarial method or "Rule of 78s" method, as described herein and in the related Prospectus Supplement. When a full principal prepayment is paid on a Mortgage Loan during a month, the Mortgagor is generally charged interest only on the days of the month actually elapsed up to the date of such prepayment, at a daily interest rate that is applied to the principal amount of the Mortgage Loan so prepaid.

         Payment Terms. The payment terms of the Mortgage Loans to be included in a Trust for a Series will be described in the related Prospectus Supplement and may include any of the following features of combinations thereof or other features described in the related Prospectus Supplement:

                           (a) Interest may be payable at a fixed rate, a rate adjustable from time to time in relation to an index (which will be specified in the related Prospectus Supplement), a rate that is fixed for a period of time or under certain circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from and adjustable rate to a fixed rate. Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of such limitations. Accrued interest may be deferred and added to the principal of a Mortgage Loan for such periods and under such circumstances as may be specified in the related Prospectus Supplement. Mortgage Loans may provide for the payment of interest at a rate lower than the specified Loan Rate for a period of time of for the life of the Mortgage Loan, and the amount of any difference may be contributed from funds supplied by the seller of the Mortgaged Property or another source.

                           (b) Principal may be payable on a level debt service basis to fully amortize the Mortgage Loan over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the Loan Rate or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity. Principal may include interest that has been deferred and added to the principal balance of the Mortgage Loan.

                           (c) Monthly Payments of principal and interest may be fixed for the life of the Mortgage Loan, may increase over a specified period of time or may change from period to period. Mortgage Loans may include limits on periodic increases or decreases in the amount of Monthly Payments and may include maximum or minimum amounts of Monthly Payments.

                           (d) Prepayments of principal may be subject to a prepayment fee, which may be fixed for the life of the Mortgage Loan or may decline over time, and may be prohibited for the life of the Mortgage Loan or for certain periods. Certain Mortgage Loans may permit prepayments after expiration of the applicable lockout period and may require the payment of a prepayment fee in connection with any such subsequent prepayment. Other Mortgage Loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The Mortgage Loans may include "due on sale" clauses which permit the mortgagee to demand payment of the entire Mortgage Loan in connection with the sale or certain transfers of the related Mortgaged Property. Other Mortgage Loans may be assumable by persons meeting the then applicable underwriting standards of the Originator.

         Amortization of the Mortgage Loans. The Mortgage Loans will provide for payments that are allocated to principal and interest according to either the actuarial method (an "Actuarial Mortgage Loan"), the simple interest method (a "Simple Interest Mortgage Loan") or the "Rule of 78s" method (a "Rule of 78s Mortgage Loan"), as set forth in the related Prospectus Supplement. The related Prospectus Supplement will set forth whether any of the Mortgage Loans will provide for deferred interest or negative amortization.

         An Actuarial Mortgage Loan provides for payments in level monthly installments (except, in the case of a Balloon Loan, the final payment) consisting of interest equal to one-twelfth of the applicable Loan Rate times the unpaid principal balance, with the remainder of such payment applied to principal.

         A Simple Interest Mortgage Loan provides for the amortization of the amount financed under such Mortgage Loan over a series of equal Monthly Payments (except, in the case of a Balloon Loan, the final payment). Each Monthly Payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the Mortgage Loan being multiplied by the stated Loan Rate and further multiplied by a fraction, the numerator of which is the number of days in the period elapsed since the preceding payment of interest was made and the denominator of which is the number of days in the annual period for which interest accrues on such Mortgage Loan. As payments are received under a Simple Interest Mortgage Loan, the amount received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a fixed monthly installment on a Simple Interest Mortgage Loan before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. However, the next succeeding payment will result in an allocation of a greater amount to interest if such payment is made on its scheduled due date.

         Conversely, if a borrower pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the remaining portion, if any, of the payment applied to reduce the unpaid principal balance will be correspondingly less. If each scheduled payment under a Simple Interest Mortgage Loan is made on or prior to its scheduled due date, the principal balance of the Mortgage Loan will amortize in the manner described in the preceding paragraph. However, if the borrower consistently makes scheduled payments after the scheduled due date, the Mortgage Loan will amortize more slowly than scheduled. If a Simple Interest Mortgage Loan is prepaid, the borrower is required to pay interest only to the date of prepayment.

         Certain of the Mortgage Loans contained in a Trust may be loans insured under the FHA Title I credit insurance program created pursuant to Sections 1 and 2(a) of the National Housing Act of 1934 (the "Title I Program"). Under the Title I Program, the FHA is authorized and empowered to insure qualified lending institutions against losses on eligible loans. The Title I Program operates as a coinsurance program in which the FHA insures up to 90% of certain losses incurred on an individual insured loan, including the unpaid principal balance of the loan, but only to the extent of the insurance coverage available in the lender's FHA insurance coverage reserve account. The owner of the loan bears the uninsured loss on each loan. The types of loans which are eligible for insurance by the FHA under the Title I Program include property improvement loans ("Title I Loans") made to finance actions or items that substantially protect or improve the basic livability or utility of a property and includes: (1) single family, multifamily and nonresidential property improvement loans; (2) manufactured home improvement loans, where the home is classified as personalty; (3) historic preservation loans; and (4) fire safety equipment loans existing health care facilities.

         The Mortgaged Properties will include Single Family Property (i.e., one-to four-family residential housing, including Condominium Units and Cooperative Dwellings) and mixed-use property. Mixed-use properties will consist of structures of no more than three stories, which include one to four residential dwelling units and space used for retail, professional or other commercial uses. The Mortgaged Properties may consist of detached individual dwellings, individual condominiums, townhouses, duplexes, row houses, individual units in planned unit developments and other attached dwelling units. Each Single Family Property will be located on land owned in fee simple by the borrower or on land leased by the borrower for a term at least ten years (unless otherwise provided in the related Prospectus Supplement) greater than the term of the related Mortgage. Attached dwellings may include owner-occupied structures where each borrower owns the land upon which the unit is built, with the remaining adjacent land owned in common or dwelling units subject to a proprietary lease or occupancy agreement in a cooperatively owned apartment building.

         The related Prospectus Supplement will specify whether or not Mortgages on Cooperative Dwellings consist of a lien on the shares issued by such Cooperative Dwelling and the proprietary lease or occupancy agreement relating to such Cooperative Dwelling.

         The aggregate principal balance of Mortgage Loans secured by Mortgaged Properties that are owner-occupied will be disclosed in the related Prospectus Supplement. The sole basis for a representation that a given percentage of the Mortgage Loans are secured by Single Family Property that is owner-occupied will be either (i) the making of a representation by the Mortgagor at origination of the Mortgage Loan either that the underlying Mortgaged Property will be used by the Mortgagor for a period of at least six months every year or that the Mortgagor intends to use the Mortgaged Property as a primary residence, or (ii) a finding that the address of the underlying Mortgaged Property is the Mortgagor's mailing address as reflected in the Servicer's records. To the extent specified in the related Prospectus Supplement, the Mortgaged Properties may include non-owner occupied investment properties and vacation and second homes.

         The initial Combined Loan-to-Value Ratio of a Mortgage Loan is computed in the manner described in the related Prospectus Supplement, taking into account the amounts of any related senior mortgage loans.

         Additional Information. The selection criteria which will apply with respect to the Mortgage Loans, including, but not limited to, the Combined Loan-to-Value Ratios or Loan-to-Value Ratios, as applicable, original terms to maturity and delinquency information, will be specified in the related Prospectus Supplement.

         The Mortgage Loans for a Series may include Mortgage Loans that do not amortize their entire principal balance by their stated maturity in accordance with their terms and require a balloon payment of the remaining principal balance at maturity, as specified in the related Prospectus Supplement. The Mortgage Loans for a Series may include loans that do not have a specified stated maturity.

         The related Prospectus Supplement for each Series will provide information with respect to the Mortgage Loans that are Primary Assets as of the Cut-off Date, including, among other things, and to the extent relevant: (a) the aggregate unpaid principal balance of the Mortgage Loans; (b) the range and weighted average Loan Rate on the Mortgage Loans, and, in the case of adjustable rate loans, the range and weighted average of the current Loan Rates and the Lifetime Rate Caps, if any; (c) the range and average outstanding principal balance of the Loans; (d) the weighted average original and remaining term-to-stated maturity of the Mortgage Loans and the range of original and remaining terms-to-stated maturity, if applicable; (e) the range and weighted average of Combined Loan-to-Value Ratios or Loan-to-Value Ratios for the Mortgage Loans, as applicable; (f) the percentage (by outstanding principal balance as of the Cut-off Date) of Mortgage Loans that accrue interest at adjustable or fixed interest rates; (g) any special hazard insurance policy or bankruptcy bond or other Credit Enhancement relating to the Mortgage Loans; (h) the percentage (by principal balance as of the Cut-off Date) of Mortgage Loans that are secured by Mortgaged Properties, Home Improvements or are unsecured;
(i) the geographic distribution of any Mortgaged Properties securing the Mortgage Loans; (j) the percentage of Mortgage Loans (by principal balance as of the Cut-off Date) that are secured by Single Family Properties, shares relating to Cooperative Dwellings, Condominium Units, investment property and vacation or second homes; (k) the lien priority of the Mortgage Loans; (l) year of origination of the Mortgage Loans; and (m) the delinquency status of Mortgage Loans, including the duration and history of such delinquencies and the percentage of the of Mortgage Loans (by principal balance as of the Cut-off
Date) that are delinquent. The related Prospectus Supplement will also specify any other limitations on the types or characteristics of Mortgage Loans for a Series.

         If specific information respecting the Mortgage Loans is not known at the time the related series of Securities initially is offered, information of the nature described above will be provided in the Prospectus Supplement, and specific information will be set forth in a report on Form 8-K to be filed with the Commission within fifteen days after the initial issuance of such Securities. A copy of the Pooling and Servicing Agreement with respect to each Series of Securities will be attached to the Form 8-K and will be available for inspection at the corporate trust office of the Trustee specified in the related Prospectus Supplement. A schedule of the Mortgage Loans relating to such Series will be attached to the Pooling and Servicing Agreement delivered to the Trustee upon delivery of the Securities.


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


Private Securities

         General. Primary Assets for a Series may consist, in whole or in part, of Private Securities which include pass-through certificates representing beneficial interests in loans of the type that would otherwise be eligible to be Mortgage Loans (the "Underlying Loans") or (b) collateralized obligations secured by Underlying Loans. Such pass-through certificates or collateralized obligations will have previously been (a) offered and distributed to the public pursuant to an effective registration statement or (b) acquired in a transaction not involving any public offering from a person who is not an affiliate of the issuer of such securities at the time of transfer (nor an affiliate thereof at any time during the three preceding months); provided a period of three years elapsed since the later of the date the securities were acquired from the issuer or an affiliate thereof. Although individual Underlying Loans may be insured or guaranteed by the United States or an agency or instrumentality thereof, they need not be, and Private Securities themselves will not be so insured or guaranteed.

         Private Securities will have been issued pursuant to a pooling and servicing agreement, a trust agreement or similar agreement (a "PS Agreement"). The seller/servicer of the Underlying Loans will have entered into the PS Agreement with the trustee under such PS Agreement (the "PS Trustee"). The PS Trustee or its agent, or a custodian, will possess the Underlying Loans. Underlying Loans will be serviced by a servicer (the "PS Servicer") directly or by one or more sub-servicers who may be subject to the supervision of the PS Servicer.

         The sponsor of the Private Securities (the "PS Sponsor") will be a financial institution or other entity engaged generally in the business of lending; a public agency or instrumentality of a state, local or federal government; or a limited purpose corporation organized for the purpose of, among other things, establishing trusts and acquiring and selling loans to such trusts, and selling beneficial interests in such trusts. The PS Sponsor may be an affiliate of the Depositor. The obligations of the PS Sponsor will generally be limited to certain representations and warranties with respect to the assets conveyed by it to the related trust. The related Prospectus Supplement will specify whether the PS Sponsor will have guaranteed any of the assets conveyed to the related trust or any of the Private Securities issued under the PS Agreement. Additionally, although the Underlying Loans may be guaranteed by an agency or instrumentality of the United States, the Private Securities themselves will not be so guaranteed.

         Distributions of principal and interest will be made on the Private Securities on the dates specified in the related Prospectus Supplement. The Private Securities may be entitled to receive nominal or no principal distributions or nominal or no interest distributions. Principal and interest distributions will be made on the Private Securities by the PS Trustee or the PS Servicer. The PS Sponsor or the PS Servicer may have the right to repurchase the Underlying Loans after a certain date or under other circumstances specified in the related Prospectus Supplement.

         The Underlying Loans may be fixed rate, level payment, fully amortizing loans or adjustable rate loans or loans having balloon or other irregular payment features. Such Underlying Loans will be secured by mortgages on Mortgaged Properties.

         Credit Support Relating to Private Securities. Credit support in the form of Reserve Funds, subordination of other private securities issued under the PS Agreement, guarantees, letters of credit, cash collateral accounts, insurance policies or other types of credit support may be provided with respect to the Underlying Loans or with respect to the Private Securities themselves. The type, characteristics and amount of credit support will be a function of certain characteristics of the Underlying Loans and other factors and will have been established for the Private Securities on the basis of requirements of the nationally recognized statistical rating organization that rated the Private Securities.

         Additional Information. The Prospectus Supplement for a Series for which the Primary Assets include Private Securities will specify (such disclosure may be on an approximate basis and will be as of the date specified in the related Prospectus Supplement), to the extent relevant and to the extent such information is reasonably available to the Depositor and the Depositor reasonably believes such information to be reliable: (i) the aggregate approximate principal amount and type of the Private Securities to be included in the Trust Fund for such Series; (ii) certain characteristics of the Underlying Loans including (A) the payment features of such Underlying Loans (i.e., whether they are fixed rate or adjustable rate and whether they provide for fixed level payments or other payment features), (B) the approximate aggregate principal balance, if known, of such Underlying Loans insured or guaranteed by a governmental entity, (C) the servicing fee or range of servicing fees with respect to the Underlying Loans, (D) the minimum and maximum stated maturities of such Underlying Loans at origination, (E) the lien priority of such Underlying Loans, and (F) the delinquency status and year of origination of such Underlying Loans; (iii) the maximum original term-to-stated maturity of the Private Securities; (iv) the weighted average term-to-stated maturity of the Private Securities; (v) the pass-through or certificate rate or ranges thereof for the Private Securities; (vi) the PS Sponsor, the PS Servicer (if other than the PS Sponsor) and the PS Trustee for such Private Securities;
(vii) certain characteristics of credit support if any, such as Reserve Funds, insurance policies, letters of credit or guarantees relating to such Mortgage Loans underlying the Private Securities or to such Private Securities themselves; (viii) the terms on which Underlying Loans may, or are required to, be purchased prior to their stated maturity or the stated maturity of the Private Securities; and (ix) the terms on which Underlying Loans may be substituted for those originally underlying the Private Securities.


         If information of the nature described above representing the Private Securities is not known to the Depositor at the time the Securities are initially offered, approximate or more general information of the nature described above will be provided in the Prospectus Supplement and the additional information, if available, will be set forth in a Current Report on Form 8-K to be available to investors on the date of issuance of the related Series and to be filed with the Commission within 15 days of the initial issuance of such Securities.

Collection and Distribution Accounts

         A separate Collection Account will be established by the Trustee or the Servicer, in the name of the Trustee, for each Series of Securities for receipt of the amount of cash, if any, specified in the related Prospectus Supplement to be initially deposited therein by the Depositor, all amounts received on or with respect to the Primary Assets and any income earned thereon. Certain amounts on deposit in such Collection Account and certain amounts available pursuant to any Credit Enhancement will be deposited in a related Distribution Account, which will also be established by the Trustee for each such Series of Securities, for distribution to the related Holders. The related Prospectus Supplement will specify whether or not the Trustee will invest the funds in the Collection and Distribution Accounts in eligible investments maturing, with certain exceptions, not later, in the case of funds in the Collection Account, than the day preceding the date such funds are due to be deposited in the Distribution Account or otherwise distributed and, in the case of funds in the Distribution Account, than the day preceding the next Distribution Date for the related Series of Securities. "Eligible Investments" include, among other investments, obligations of the United States and certain agencies thereof, federal funds, certificates of deposit, commercial paper, demand and time deposits and banker's acceptances, certain repurchase agreements of United States government securities and certain guaranteed investment contracts, in each case, acceptable to the Rating Agency.

         Notwithstanding any of the foregoing, amounts may be deposited and withdrawn pursuant to any Deposit Agreement or Minimum Principal Payment Agreement as specified in the related Prospectus Supplement.

Pre-Funding Accounts

         A Trust Fund may include one or more segregated trust accounts (each, a "Pre-Funding Account") established and maintained with the Trustee for the related Series. On the closing date for such Series, a portion of the proceeds of the sale of the Securities of such Series (such amount, the "Pre-Funded Amount") will be deposited in the Pre-Funding Account and may be used to acquire additional Primary Assets during the period of time specified in the related Prospectus Supplement (the "Pre-Funding Period"). If any Pre-Funded Amount remains on deposit in the Pre-Funding Account at the end of the Pre-Funding Period, such amount will be applied in the manner specified in the related Prospectus Supplement to prepay the Notes and/or the Certificates of the applicable Series.

         Although the specific parameters of the Pre-Funding Account with respect to any issuance of Securities will be specified in the related Prospectus Supplement, it is anticipated: (a) that the Pre-Funding Period will not exceed [90] days from the related closing date, (b) that the additional Primary Assets to be acquired during the Pre-Funding Period will be subject to the same representations and warranties and satisfy the same eligibility requirements as the Primary Assets included in the related Trust Fund on the closing date, subject to such exceptions as are expressly stated in such Prospectus Supplement, (c) that the Pre-Funding Amount will not exceed [50]% of the principal amount of the Securities issued pursuant to a particular offering and (d) that prior to the investment of the Pre-Funded Amount in additional Primary Assets, such Pre-Funded Amount will be invested in one or more Eligible Investments. Any Eligible Investment must mature no later than the Business Day prior to the next Distribution Date.

         If a Pre-Funding Account is established, one or more segregated trust accounts (each, a "Capitalized Interest Account") may be established and maintained with the Trustee for the related Series. On the closing date for such Series, a portion of the proceeds of the sale of the Securities of such Series will be deposited in the Capitalized Interest Account and used to fund the excess, if any, of the sum of (i) the amount of interest accrued on the Securities of such Series and (ii) certain fees or expenses during the Pre-Funding Period, over the amount of interest available therefor from the Primary Assets in the Trust Fund. Any amounts on deposit in the Capitalized Interest Account at the end of the Pre-Funding Period that are not necessary for such purposes will be distributed to the person specified in the related Prospectus Supplement.

         If a Trust Fund includes a Pre-Funding Account and the principal balance of additional Primary Assets delivered to the Trust Fund during the Pre-Funding Period is less than the original Pre-Funded Amount, the Holders of the Securities of the related Series will receive a prepayment of principal as and to the extent described in the related Prospectus Supplement. Any such principal prepayment may adversely affect the yield to maturity of the applicable Securities. Since prevailing interest rates are subject to fluctuation, there can be no assurance that investors will be able to reinvest such a prepayment at yields equaling or exceeding the yields on the related Securities. It is possible that the yield on any such reinvestment will be lower, and may be significantly lower, than the yield on the related Securities.

                               CREDIT ENHANCEMENT

         If stated in the Prospectus Supplement relating to a Series of Securities, simultaneously with the Depositor's assignment of the Primary Assets to the Trustee, the Depositor will obtain an irrevocable letter of credit, surety bond or insurance policy, issue Subordinate Securities or obtain any other form of credit enhancement or combination thereof (collectively, "Credit Enhancement") in favor of the Trustee on behalf of the Holders of the related Series or designated Classes of such Series from an institution or by other means acceptable to the Rating Agency. The Credit Enhancement will support the payment of principal and interest on the Securities, and may be applied for certain other purposes to the extent and under the conditions set forth in such Prospectus Supplement. Credit Enhancement for a Series may include one or more of the following forms, or such other form as may be specified in the related Prospectus Supplement. Credit Enhancement may be structured so as to protect against losses relating to more than one Trust Fund, in the manner described therein.

Subordinate Securities

         Credit Enhancement for a Series may consist of one or more Classes of Subordinate Securities. The rights of holders of such Subordinate Securities to receive distributions on any Distribution Date will be subordinate in right and priority to the rights of Holders of Senior Securities of the Series, but only to the extent described in the related Prospectus Supplement.

Insurance

         Credit Enhancement for a Series may consist of special hazard insurance policies, bankruptcy bonds and other types of insurance relating to the Primary Assets, as described below and in the related Prospectus Supplement.

         Pool Insurance Policy. The related Prospectus Supplement will describe whether or not the Depositor will obtain a pool insurance policy for the Mortgage Loans in the related Trust Fund. The pool insurance policy will cover any loss (subject to the limitations described in a related Prospectus Supplement) by reason of default. but will not cover the portion of the principal balance of any Mortgage Loan that is required to be covered by any primary mortgage insurance policy. The amount and terms of any such coverage will be set forth in the related Prospectus Supplement.

         Special Hazard Insurance Policy. Although the terms of such policies vary to some degree, a special hazard insurance policy typically provides that, where there has been damage to Property securing a defaulted or foreclosed Mortgage Loan (title to which has been acquired by the insured) and to the extent such damage is not covered by the standard hazard insurance policy or any flood insurance policy, if applicable, required to be maintained with respect to such Property, or in connection with partial loss resulting from the application of the coinsurance clause in a standard hazard insurance policy, the special hazard insurer will pay the lesser of (i) the cost of repair or replacement of such Property or (ii) upon transfer of such Property to the special hazard insurer, the unpaid principal balance of such Mortgage Loan at the time of acquisition of such Property by foreclosure or deed in lieu of foreclosure, plus accrued interest to the date of claim settlement and certain expenses incurred by the Servicer with respect to such Property. If the unpaid principal balance plus accrued interest and certain expenses is paid by the special hazard insurer, the amount of further coverage under the special hazard insurance policy will be reduced by such amount less any net proceeds from the sale of such Property. Any amount paid as the cost of repair of such Property will reduce coverage by such amount. Special hazard insurance policies typically do not cover losses occasioned by war, civil insurrection, certain governmental actions, errors in design, faulty workmanship or materials (except under certain circumstances), nuclear reaction, flood (if the mortgaged property is in a federally designated flood area), chemical contamination and certain other risks.

         Restoration of the Property with the proceeds described under (i) above is expected to satisfy the condition under any pool insurance policy that such Property be restored before a claim under such pool insurance policy may be validly presented with respect to the defaulted Mortgage Loan secured by such Property. The payment described under (ii) above will render unnecessary presentation of a claim in respect of such Mortgage Loan under any pool insurance policy. Therefore, so long as such pool insurance policy remains in effect, the payment by the special hazard insurer of the cost of repair or of the unpaid principal balance of the related Mortgage Loan plus accrued interest and certain expenses will not affect the total insurance proceeds paid to Holders of the Securities, but will affect the relative amounts of coverage remaining under the special hazard insurance policy and pool insurance policy.

         Bankruptcy Bond. In the event of a bankruptcy of a borrower, the bankruptcy court may establish the value of the Property securing the related Mortgage Loan at an amount less than the then-outstanding principal balance of such Mortgage Loan. The amount of the secured debt could be reduced to such value, and the holder of such Mortgage Loan thus would become an unsecured creditor to the extent the outstanding principal balance of such Mortgage Loan exceeds the value so assigned to the Property by the bankruptcy court. In addition, certain other modifications of the terms of a Mortgage Loan can result from a bankruptcy proceeding. See "CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS" herein. If so provided in the related Prospectus Supplement, the Depositor or other entity specified in the related Prospectus Supplement will obtain a bankruptcy bond or similar insurance contract (the "bankruptcy bond") covering losses resulting from proceedings with respect to borrowers under the Bankruptcy Code. The bankruptcy bond will cover certain losses resulting from a reduction by a bankruptcy court of scheduled payments of principal of and interest on a Mortgage Loan or a reduction by such court of the principal amount of a Mortgage Loan and will cover certain unpaid interest on the amount of such a principal reduction from the date of the filing of a bankruptcy petition.

         The bankruptcy bond will provide coverage in the aggregate amount specified in the related Prospectus Supplement for all Mortgage Loans in the Trust Fund for such Series. Such amount will be reduced by payments made under such bankruptcy bond in respect of such Mortgage Loans, and will not be restored.

Reserve Funds

         The Depositor may deposit into one or more funds to be established with the Trustee as part of the Trust Fund for such Series or for the benefit of any Credit Enhancer with respect to such Series (the "Reserve Funds") cash, a letter or letters of credit, cash collateral accounts, Eligible Investments, or other instruments meeting the criteria of the Rating Agency rating any Series of the Securities in the amount specified in such Prospectus Supplement. In the alternative or in addition to such deposit, a Reserve Fund for a Series may be funded over time through application of all or a portion of the excess cash flow from the Primary Assets for such Series, to the extent described in the related Prospectus Supplement. If applicable, the initial amount of the Reserve Fund and the Reserve Fund maintenance requirements for a Series of Securities will be described in the related Prospectus Supplement.

         Amounts withdrawn from any Reserve Fund will be applied by the Trustee to make payments on the Securities of a Series, to pay expenses, to reimburse any Credit Enhancer or for any other purpose, in the manner and to the extent specified in the related Prospectus Supplement.

         Amounts deposited in a Reserve Fund will be invested by the Trustee, in Eligible Investments maturing no later than the day specified in the related Prospectus Supplement.

Minimum Principal Payment Agreement

         If stated in the Prospectus Supplement relating to a Series of Securities, the Depositor will enter into a Minimum Principal Payment Agreement with an entity meeting the criteria of the Rating Agency pursuant to which such entity will provide certain payments on the Securities of such Series in the event that aggregate scheduled principal payments and/or prepayments on the Primary Assets for such Series are not sufficient to make certain payments on the Securities of such Series, as provided in the Prospectus Supplement.

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



Deposit Agreement

         The Depositor and the Trustee for such Series of Securities will enter into a Deposit Agreement with the entity specified in such Prospectus Supplement on or before the sale of such Series of Securities. The purpose of a Deposit Agreement would be to accumulate available cash for investment so that such cash, together with income thereon, can be applied to future distributions on one or more Classes of Securities. The Prospectus Supplement for a Series of Securities pursuant to which a Deposit Agreement is used will contain a description of the terms of such Deposit Agreement.

                           SERVICING OF MORTGAGE LOANS

General

         Customary servicing functions with respect to Mortgage Loans comprising the Primary Assets in the Trust Fund will be provided by the Servicer directly pursuant to the related Servicing Agreement or Pooling and Servicing Agreement, as the case may be, with respect to a Series of Securities.

Collection Procedures; Escrow Accounts

         The Servicer will make reasonable efforts to collect all payments required to be made under the Mortgage Loans and will, consistent with the terms of the related Agreement for a Series and any applicable Credit Enhancement, follow such collection procedures as it follows with respect to comparable loans held in its own portfolio. Consistent with the above, the Servicer may, in its discretion, (i) waive any assumption fee, late payment charge, or other charge in connection with a Mortgage Loan and (ii) to the extent provided in the related Agreement arrange with an obligor a schedule for the liquidation of delinquencies by extending the dates on which the related payments (the "Scheduled Payments") are due (the "Due Dates") on such Mortgage Loan.

         The Servicer, to the extent permitted by law, will establish and maintain escrow or impound accounts ("Escrow Accounts") with respect to Mortgage Loans in which payments by obligors to pay taxes, assessments, mortgage and hazard insurance premiums, and other comparable items will be deposited. Mortgage Loans may not require such payments under the loan related documents, in which case the Servicer would not be required to establish any Escrow Account with respect to such Mortgage Loans. Withdrawals from the Escrow Accounts are to be made to effect timely payment of taxes, assessments and mortgage and hazard insurance, to refund to obligors amounts determined to be overages, to pay interest to obligors on balances in the Escrow Account to the extent required by law, to repair or otherwise protect the property securing the related Mortgage Loan and to clear and terminate such Escrow Account. The Servicer will be responsible for the administration of the Escrow Accounts and generally will make advances to such accounts when a deficiency exists therein.

Deposits to and Withdrawals from the Collection Account

         The related Prospectus Supplement will describe whether or not the Trustee or the Servicer will establish a separate account (the "Collection Account") in the name of the Trustee. Unless otherwise indicated in the related Prospectus Supplement, the Collection Account will be an account maintained (i) at a depository institution, the long-term unsecured debt obligations of which at the time of any deposit therein are rated by each Rating Agency rating the Securities of such Series at levels satisfactory to each Rating Agency or (ii) in an account or accounts the deposits in which are insured to the maximum extent available by the Federal Deposit Insurance Corporation ("FDIC") or which are secured in a manner meeting requirements established by each Rating Agency.

         The funds held in the Collection Account may be invested, pending remittance to the Trustee, in Eligible Investments. The Servicer will be entitled to receive as additional compensation any interest or other income earned on funds in the Collection Account.

         The related Prospectus Supplement will describe whether or not the Servicer, the Depositor, the Trustee or the Originator, as appropriate, will deposit into the Collection Account for each Series on the Business Day following the Closing Date any amounts representing Scheduled Payments due after the related Cut-off Date but received by the Servicer on or before the Closing Date, and thereafter, within two business days after the date of receipt thereof, the following payments and collections received or made by it (other than, unless otherwise provided in the related Prospectus Supplement, in respect of principal of and interest on the related Primary Assets due on or before such Cut-off Date):


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


                  (i) All payments on account of principal, including prepayments, on such Primary Assets;

                  (ii) All payments on account of interest on such Primary Assets after deducting therefrom, at the discretion of the Servicer but only to the extent of the amount permitted to be withdrawn or withheld from the Collection Account in accordance with the related Agreement, the Servicing Fee in respect of such Primary Assets;

                  (iii) All amounts received by the Servicer in connection with the liquidation of Primary Assets or property acquired in respect thereof, whether through foreclosure sale, repossession or otherwise, including payments in connection with such Primary Assets received from the obligor, other than amounts required to be paid or refunded to the obligor pursuant to the terms of the applicable loan documents or otherwise pursuant to law ("Liquidation Proceeds"), exclusive of, in the discretion of the Servicer, but only to the extent of the amount permitted to be withdrawn from the Collection Account in accordance with the related Agreement, the Servicing Fee, if any, in respect of the related Primary Asset;

                  (iv) All proceeds under any title insurance, hazard insurance or other insurance policy covering any such Primary Asset, other than proceeds to be applied to the restoration or repair of the related Property or released to the obligor in accordance with the related Agreement;

                  (v) All amounts required to be deposited therein from any applicable Reserve Fund for such Series pursuant to the related Agreement;

                  (vi) All Advances made by the Servicer required pursuant to the related Agreement; and


                  (vii) All repurchase prices of any such Primary Assets repurchased by the Depositor, the Servicer or the Originator pursuant to the related Agreement.

         The related Prospectus Supplement will describe whether or not the Servicer is permitted, from time to time, to make withdrawals from the Collection Account for each Series for the following purposes:

                  (i) to reimburse itself for Advances for such Series made by it pursuant to the related Agreement; the Servicer's right to reimburse itself is limited to amounts received on or in respect of particular Mortgage Loans (including, for this purpose, Liquidation Proceeds and amounts representing proceeds of insurance policies covering the related Property) which represent late recoveries of Scheduled Payments respecting which any such Advance was made;

                  (ii) to the extent provided in the related Agreement, to reimburse itself for any Advances for such Series that the Servicer determines in good faith it will be unable to recover from amounts representing late recoveries of Scheduled Payments respecting which such Advance was made or from Liquidation Proceeds or the proceeds of insurance policies;

                  (iii) to reimburse itself from Liquidation Proceeds for liquidation expenses and for amounts expended by it in good faith in connection with the restoration of damaged Property and, in the event deposited in the Collection Account and not previously withheld, and to the extent that Liquidation Proceeds after such reimbursement exceed the outstanding principal balance of the related Mortgage Loan, together with accrued and unpaid interest thereon to the Due Date for such Mortgage Loan next succeeding the date of its receipt of such Liquidation Proceeds, to pay to itself out of such excess the amount of any unpaid Servicing Fee and any assumption fees, late payment charges, or other charges on the related Mortgage Loan;

                  (iv) in the event it has elected not to pay itself the Servicing Fee out of the interest component of any Scheduled Payment, late payment or other recovery with respect to a particular Mortgage Loan prior to the deposit of such Scheduled Payment, late payment or recovery into the Collection Account, to pay to itself the Servicing Fee, as adjusted pursuant to the related Agreement, from any such Scheduled Payment, late payment or such other recovery, to the extent permitted by the related Agreement;

                  (v) to reimburse itself for expenses incurred by and recoverable by or reimbursable to it pursuant to the related Agreement;

                  (vi) to pay to the applicable person with respect to each Primary Asset or Mortgaged Properties acquired through or in lieu of foreclosure (each, an "REO Property") acquired in respect thereof that has been repurchased or removed from the Trust Fund by the Depositor, the Servicer or the Originator pursuant to the related Agreement, all amounts received thereon and not distributed as of the date on which the related repurchase price was determined;

                  (vii) to make payments to the Trustee of such Series for deposit into the Distribution Account, if any, or for remittance to the Holders of such Series in the amounts and in the manner provided for in the related Agreement; and

                  (viii) to clear and terminate the Collection Account pursuant to the related Agreement.

         In addition, if the Servicer deposits in the Collection Account for a Series any amount not required to be deposited therein, it may, at any time, withdraw such amount from such Collection Account.

Advances and Limitations Thereon

         The related Prospectus Supplement will describe the circumstances, if any, under which the Servicer will make Advances with respect to delinquent payments on Mortgage Loans. The Servicer will be obligated to make Advances, and such obligation may be limited in amount, or may not be activated until a certain portion of a specified Reserve Fund is depleted. Advances are intended to provide liquidity and, except to the extent specified in the related Prospectus Supplement, not to guarantee or insure against losses. Accordingly, any funds advanced are recoverable by the Servicer out of amounts received on particular Mortgage Loans which represent late recoveries of principal or interest, proceeds of insurance policies or Liquidation Proceeds respecting which any such Advance was made. If an Advance is made and subsequently determined to be nonrecoverable from late collections, proceeds of insurance policies, or Liquidation Proceeds from the related Mortgage Loan, the Servicer may be entitled to reimbursement from other funds in the Collection Account or Distribution Account, as the case may be, or from a specified Reserve Fund as applicable, to the extent specified in the related Prospectus Supplement.

Maintenance of Insurance Policies and other Servicing Procedures

         Standard Hazard Insurance; Flood Insurance. The related Prospectus Supplement will describe whether or not the Servicer will be required to maintain or to cause the obligor on each Mortgage Loan to maintain a standard hazard insurance policy providing coverage of the standard form of fire insurance with extended coverage for certain other hazards as is customary in the state in which the related Property is located. The standard hazard insurance policies will provide for coverage at least equal to the applicable state standard form of fire insurance policy with extended coverage for property of the type securing the related Mortgage Loans. In general, the standard form of fire and extended coverage policy will cover physical damage to or destruction of, the related Property caused by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Because the standard hazard insurance policies relating to the Mortgage Loans will be underwritten by different hazard insurers and will cover Properties located in various states, such policies will not contain identical terms and conditions. The basic terms, however, generally will be determined by state law and generally will be similar. Most such policies typically will not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), nuclear reaction, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all inclusive. Uninsured risks not covered by a special hazard insurance policy or other form of Credit Enhancement will adversely affect distributions to Holders. When a Property securing a Mortgage Loan is located in a flood area identified by HUD pursuant to the Flood Disaster Protection Act of 1973, as amended, the Servicer will be required to cause flood insurance to be maintained with respect to such Property, to the extent available.

         The standard hazard insurance policies covering Properties securing Mortgage Loans typically will contain a "coinsurance" clause which, in effect, will require the insured at all times to carry hazard insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the Property, including the improvements on any Property, in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause will provide that the hazard insurer's liability in the event of partial loss will not exceed the greater of (i) the actual cash value (the replacement cost less physical depreciation) of the Property, including the improvements, if any, damaged or destroyed or (ii) such proportion of the loss, without deduction for depreciation, as the amount of insurance carried bears to the specified percentage of the full replacement cost of such Property and improvements. Since the amount of hazard insurance to be maintained on the improvements securing the Mortgage Loans declines as the principal balances owing thereon decrease, and since the value of the

Properties will fluctuate in value over time, the effect of this requirement in the event of partial loss may be that hazard insurance proceeds will be insufficient to restore fully the damage to the affected Property.

         Generally, coverage will be in an amount at least equal to the greater of (i) the amount necessary to avoid the enforcement of any co-insurance clause contained in the policy or (ii) the outstanding principal balance of the related Mortgage Loan. The related Prospectus Supplement will specify whether the Servicer will also maintain on REO Property that secured a defaulted Mortgage Loan and that has been acquired upon foreclosure, deed in lieu of foreclosure, or repossession, a standard hazard insurance policy in an amount that is at least equal to the maximum insurable value of such REO Property. No earthquake or other additional insurance will be required of any obligor or will be maintained on REO Property acquired in respect of a defaulted Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and shall require such additional insurance.

         Any amounts collected by the Servicer under any such policies of insurance (other than amounts to be applied to the restoration or repair of the Property, released to the obligor in accordance with normal servicing procedures or used to reimburse the Servicer for amounts to which it is entitled to reimbursement) will be deposited in the Collection Account. In the event that the Servicer obtains and maintains a blanket policy insuring against hazard losses on all of the Mortgage Loans, written by an insurer then acceptable to each Rating Agency which assigns a rating to such Series, it will conclusively be deemed to have satisfied its obligations to cause to be maintained a standard hazard insurance policy for each Loan or related REO Property. This blanket policy may contain a deductible clause, in which case the Servicer will be required, in the event that there has been a loss that would have been covered by such policy absent such deductible clause, to deposit in the Collection Account the amount not otherwise payable under the blanket policy because of the application of such deductible clause.

Realization upon Defaulted Mortgage Loans

         The Servicer will use its reasonable best efforts to foreclose upon, repossess or otherwise comparably convert the ownership of the Properties securing the related Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer will follow such practices and procedures as it deems necessary or advisable and as are normal and usual in its servicing activities with respect to comparable loans serviced by it. However, the Servicer will not be required to expend its own funds in connection with any foreclosure or towards the restoration of the Property unless it determines that (i) such restoration or foreclosure will increase the Liquidation Proceeds in respect of the related Mortgage Loan available to the Holders after reimbursement to itself for such expenses and
(ii) such expenses will be recoverable by it either through Liquidation Proceeds or the proceeds of insurance. Notwithstanding anything to the contrary herein, in the case of a Trust Fund for which a REMIC election has been made, the Servicer will be required to liquidate any Property acquired through foreclosure within two years after the acquisition of the beneficial ownership of such Property. While the holder of a Property acquired through foreclosure can often maximize its recovery by providing financing to a new purchaser, the Trust Fund, if applicable, will have no ability to do so and neither the Servicer nor the Depositor will be required to do so.

         The Servicer may arrange with the obligor on a defaulted Mortgage Loan a modification of such Mortgage Loan (a "Modification") to the extent provided in the related Prospectus Supplement. Such Modifications may only be entered into if they meet the underwriting policies and procedures employed by the Servicer in servicing receivables for its own account and meet the other conditions set forth in the related Prospectus Supplement.

Enforcement of Due-On-Sale Clauses

         The related Prospectus Supplement for a Series will specify whether, when any Property is about to be conveyed by the obligor, the Servicer will, to the extent it has knowledge of such prospective conveyance and prior to the time of the consummation of such conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under the applicable "due-on-sale" clause, if any, unless it reasonably believes that such clause is not enforceable under applicable law or if the enforcement of such clause would result in loss of coverage under any primary mortgage insurance policy. In such event, the Servicer is authorized to accept from or enter into an assumption agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Loan and pursuant to which the original obligor is released from liability and such person is substituted as the obligor and becomes liable under the Mortgage Loan. Any fee collected in connection with an assumption will be retained by the Servicer as additional servicing compensation. The terms of a Mortgage Loan may not be changed in connection with an assumption.

Servicing Compensation and Payment of Expenses

         The related Prospectus Supplement will specify whether or not, the Servicer will be entitled to a periodic fee as servicing compensation (the "Servicing Fee") in an amount to be determined as specified in the related Prospectus Supplement. The Servicing Fee may be fixed or variable, as specified in the related Prospectus Supplement. In addition, the Servicer will be entitled to servicing compensation in the form of assumption fees, late payment charges and similar items, or excess proceeds following disposition of Property in connection with defaulted Mortgage Loans, as will be further specified in the related Prospectus Supplement,.

         The related Prospectus Supplement will describe whether or not the Servicer will pay certain expenses incurred in connection with the servicing of the Mortgage Loans, including, without limitation, the payment of the fees and expenses of the Trustee and independent accountants, payment of insurance policy premiums and the cost of credit support, if any, and payment of expenses incurred in preparation of reports to Holders.

         When an obligor makes a principal prepayment in full between Due Dates on the related Mortgage Loan, the obligor will generally be required to pay interest on the amount prepaid only to the date of prepayment. If and to the extent provided in the related Prospectus Supplement in order that one or more Classes of the Holders of a Series will not be adversely affected by any resulting shortfall in interest, the amount of the Servicing Fee may be reduced to the extent necessary to include in the Servicer's remittance to the Trustee for deposit into the Distribution Account an amount equal to one month's interest on the related Mortgage Loan (less the Servicing Fee). If the aggregate amount of such shortfalls in a month exceeds the Servicing Fee for such month, a shortfall to Holders may occur.

         The related Prospectus Supplement will describe whether or not the Servicer will be entitled to reimbursement for certain expenses incurred by it in connection with the liquidation of defaulted Mortgage Loans. The related Holders will suffer no loss by reason of such expenses to the extent expenses are covered under related insurance policies or from excess Liquidation Proceeds. If claims are either not made or paid under the applicable insurance policies or if coverage thereunder has been exhausted, the related Holders will suffer a loss to the extent that Liquidation Proceeds, after reimbursement of the Servicer's expenses, are less than the outstanding principal balance of and unpaid interest on the related Mortgage Loan which would be distributable to Holders. In addition, the Servicer will be entitled to reimbursement of expenditures incurred by it in connection with the restoration of property securing a defaulted Mortgage Loan, such right of reimbursement being prior to the rights of the Holders to receive any related proceeds of insurance policies, Liquidation Proceeds or amounts derived from other Credit Enhancement. The Servicer is generally also entitled to reimbursement from the Collection Account for Advances.

         The related Prospectus Supplement will describe whether or not the rights of the Servicer to receive funds from the Collection Account for a Series, whether as the Servicing Fee or other compensation, or for the reimbursement of Advances, expenses or otherwise, are subordinate to the rights of Holders of such Series.

Evidence as to Compliance

         The related Prospectus Supplement will specify if the applicable Agreement for each Series will provide that each year, a firm of independent public accountants will furnish a statement to the Trustee to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans by the Servicer and that, on the basis of such examination, such firm is of the opinion that the servicing has been conducted in compliance with such Agreement, except for (i) such exceptions as such firm believes to be immaterial and (ii) such other exceptions as are set forth in such statement.

         The applicable Agreement for each Series will also provide for delivery to the Trustee for such Series of an annual statement signed by an officer of the Servicer to the effect that the Servicer has fulfilled its obligations under such Agreement throughout the preceding calendar year.

Certain Matters Regarding the Servicer

         The Servicer for each Series will be identified in the related Prospectus Supplement. The Servicer may be an affiliate of the Depositor and may have other business relationships with the Depositor and its affiliates.

         If an event of default ("Event of Default") occurs under either a Servicing Agreement or a Pooling and Servicing Agreement, the Servicer may be replaced by the Trustee or a successor Servicer. Such Events of Default and the rights of the Trustee upon such a default under the Agreement for the related Series will be substantially similar to those described under "THE AGREEMENTS-- Events of Default; Rights Upon Events of Default--Pooling and Servicing Agreement; Servicing Agreement" herein.

         The related Agreement will specify the circumstances under which the Servicer may assign its rights and delegate its duties and obligations thereunder for each Series, which generally will require that the successor Servicer accepting such assignment or delegation (i) services similar loans in the ordinary course of its business, (ii) is reasonably satisfactory to the Trustee for the related Series, (iii) has a net worth of not less than the amount specified in the related Prospectus Supplement, (iv) would not cause any Rating Agency's rating of the Securities for such Series in effect immediately prior to such assignment, sale or transfer to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and (v) executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Servicer of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under the related Agreement from and after the date of such agreement. No such assignment will become effective until the Trustee or a successor Servicer has assumed the servicer's obligations and duties under the related Agreement. To the extent that the Servicer transfers its obligations to a wholly-owned subsidiary or affiliate, such subsidiary or affiliate need not satisfy the criteria set forth above; however, in such instance, the assigning Servicer will remain liable for the servicing obligations under the related Agreement. Any entity into which the Servicer is merged or consolidated or any successor corporation resulting from any merger, conversion or consolidation will succeed to the Servicer's obligations under the related Agreement provided that such successor or surviving entity meets the requirements for a successor Servicer set forth above.

         Except to the extent otherwise provided therein, each Agreement will provide that neither the Servicer, nor any director, officer, employee or agent of the Servicer, will be under any liability to the related Trust Fund, the Depositor or the Holders for any action taken or for failing to take any action in good faith pursuant to the related Agreement, or for errors in judgment; provided, however, that neither the Servicer nor any such person will be protected against any breach of warranty or representations made under such Agreement or the failure to perform its obligations in compliance with any standard of care set forth in such Agreement, or liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties thereunder. Each Agreement will further provide that the Servicer and any director, officer, employee or agent of the Servicer is entitled to indemnification from the related Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the Securities, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, the related Agreement will provide that the Servicer is not under any obligation to appear in, prosecute or defend any legal action which is not incidental to its servicing responsibilities under such Agreement which, in its opinion, may involve it in any expense or liability. The Servicer may, in its discretion, undertake any such action which it may deem necessary or desirable with respect to the related Agreement and the rights and duties of the parties thereto and the interests of the Holders thereunder. In such event the legal expenses and costs of such action and any liability resulting therefrom may be expenses, costs, and liabilities of the Trust Fund and the Servicer may be entitled to be reimbursed therefor out of the Collection Account.

                                 THE AGREEMENTS

         The following summaries describe certain provisions of the Agreements. The summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the Agreements. Where particular provisions or terms used in the Agreements are referred to, such provisions or terms are as specified in the related Agreements.

Assignment of Primary Assets

         General. At the time of issuance of the Securities of a Series, the Originator will transfer, convey and assign to the Trust Fund all right, title and interest of the Originator in the Primary Assets and other property to be transferred to the Trust Fund for a Series. Such assignment will include all principal and interest due on or with respect to the Primary Assets after the Cut-off Date specified in the related Prospectus Supplement (except for any interests in the Trust Fund retained by the Depositor or its affiliate ("Retained Interests")). The Trustee will, concurrently with such assignment, execute and deliver the Securities.

         Assignment of Mortgage Loans. The related Prospectus Supplement will describe whether or not the Depositor will, as to each Mortgage Loan, deliver or cause to be delivered to the Trustee, or, as specified in the related Prospectus Supplement a custodian on behalf of the Trustee (the "Custodian"), the Mortgage Note endorsed without recourse to the order of the Trustee or in blank, the original Mortgage with evidence of recording indicated thereon (except for any Mortgage not returned from the public recording office, in which case a copy of such Mortgage will be delivered, together with a certificate that the original of such Mortgage was delivered to such recording office) and an assignment of the Mortgage in recordable form. The Trustee or the Custodian will hold such documents in trust for the benefit of the Holders.

         With respect to Mortgage Loans secured by Mortgages and to the extent described in the related Prospectus Supplement, the Depositor will, at the time of issuance of the Securities, cause assignments to the Trustee of the Mortgages relating to the Mortgage Loans for a Series to be recorded in the appropriate public office for real property records, except in states where, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interest in the related Mortgage Loans. The Depositor will cause such assignments to be so recorded within the time after issuance of the Securities as is specified in the related Prospectus Supplement, in which event, the Agreement may require the Originator to repurchase from the Trustee any Mortgage Loan the related Mortgage of which is not recorded within such time, at the price described below with respect to repurchases by reason of defective documentation. The related Prospectus Supplement will specify whether or not the enforcement of the repurchase obligation would constitute the sole remedy available to the Holders or the Trustee for the failure of a Mortgage to be recorded.

         Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the related Agreement (the "Loan Schedule"). Such Loan Schedule will specify with respect to each Mortgage Loan: the original principal amount and unpaid principal balance as of the Cut-off Date; the current interest rate; the current Scheduled Payment of principal and interest; the maturity date, if any, of the related Mortgage Note; if the Mortgage Loan is an adjustable rate Mortgage Loan, the Lifetime Rate Cap, if any, and the current index.

         Assignment of Private Securities. The Depositor will cause Private Securities to be registered in the name of the Trustee (or its nominee or correspondent). The Trustee (or its nominee or correspondent) will have possession of any certificated Private Securities. The related Prospectus Supplement will specify whether or not the Trustee will be in possession of or be assignee of record of any underlying assets for a Private Security. See "THE TRUST FUNDS--Private Securities" herein. Each Private Security will be identified in a schedule appearing as an exhibit to the related Agreement (the "Certificate Schedule"), which will specify the original principal amount, outstanding principal balance as of the Cut-off Date, annual pass-through rate or interest rate and maturity date for each Private Security conveyed to the Trust Fund. In the Agreement, the Depositor will represent and warrant to the Trustee regarding the Private Securities: (i) that the information contained in the Certificate Schedule is true and correct in all material respects; (ii) that, immediately prior to the conveyance of the Private Securities, the Depositor had good title thereto, and was the sole owner thereof (subject to any Retained Interest); (iii) that there has been no other sale by it of such Private Securities; and (iv) that there is no existing lien, charge, security interest or other encumbrance (other than any Retained Interest) on such Private Securities.

         Repurchase and Substitution of Non-Conforming Primary Assets. Unless otherwise provided in the related Prospectus Supplement, if any document in the file relating to the Primary Assets delivered by the Depositor to the Trustee (or Custodian) is found by the Trustee within 90 days of the execution of the related Agreement (or promptly after the Trustee's receipt of any document permitted to be delivered after the Closing Date) to be defective in any material respect and the Depositor or Originator does not cure such defect within 90 days, or within such other period specified in the related Prospectus Supplement, the Depositor or Originator will, not later than 90 days or within such other period specified in the related Prospectus Supplement, after the Trustee's notice to the Depositor or the Originator, as the case may be, of the defect, repurchase the related Primary Asset or any property acquired in respect thereof from the Trustee at a price generally equal to, (a) the lesser of (i) the outstanding principal balance of such Primary Asset and (ii) the Trust Fund's federal income tax basis in the Primary Asset and (b) accrued and unpaid interest to the date of the next scheduled payment on such Primary Asset at the rate set forth in the related Agreement, provided, however, the purchase price shall not be limited in (i) above to the Trust Fund's federal income tax basis if the repurchase at a price equal to the outstanding principal balance of such Primary Asset will not result in any prohibited transaction tax under Section 860F(a) of the Code.

         The Depositor or Originator, as the case may be, may, rather than repurchase the Primary Asset as described above, remove such Primary Asset from the Trust Fund (the "Deleted Primary Asset") and substitute in its place one or more other Primary Assets (each, a "Qualifying Substitute Primary Asset") provided, however, that (i) with respect to a Trust Fund for which no REMIC election is made, such substitution must be effected within 120 days of the date of initial issuance of the Securities and (ii) with respect to a Trust Fund for which a REMIC election is made, after a specified time period, the Trustee must have received a satisfactory opinion of counsel that such substitution will not cause the Trust Fund to lose its status as a REMIC or otherwise subject the Trust Fund to a prohibited transaction tax.

         The related Prospectus Supplement will specify whether or not any Qualifying Substitute Primary Asset will have, on the date of substitution, (i) an outstanding principal balance, after deduction of all Scheduled Payments due in the month of substitution, not in excess of the outstanding principal balance of the Deleted Primary Asset (the amount of any shortfall to be deposited to the Collection Account in the month of substitution for distribution to Holders),
(ii) an interest rate not less than (and not more than 2% greater than) the interest rate of the Deleted Primary Asset, (iii) a remaining term-to-stated maturity not greater than (and not more than two years less than) that of the Deleted Primary Asset, and will comply with all of the representations and warranties set forth in the applicable Agreement as of the date of substitution.

         Unless otherwise provided in the related Prospectus Supplement, the above-described cure, repurchase or substitution obligations constitute the sole remedies available to the Holders or the Trustee for a material defect in a document for a Primary Asset.

         The Depositor or another entity will make representations and warranties with respect to Primary Assets for a Series. If the Depositor or such entity cannot cure a breach of any such representations and warranties in all material respects within the time period specified in the related Prospectus Supplement after notification by the Trustee of such breach, and if such breach is of a nature that materially and adversely affects the value of such Primary Asset, the Depositor or such entity is obligated to repurchase the affected Primary Asset or, if provided in the related Prospectus Supplement, provide a Qualifying Substitute Primary Asset therefor, subject to the same conditions and limitations on purchases and substitutions as described above.

         The Depositor's only source of funds to effect any cure, repurchase or substitution will be through the enforcement of the corresponding obligations, if any, of the responsible originator or Originator of such Primary Assets. See "SPECIAL CONSIDERATIONS--Limited Assets" herein.

         No Holder of Securities of a Series, solely by virtue of such Holder's status as a Holder, will have any right under the applicable Agreement for such Series to institute any proceeding with respect to such Agreement, unless such Holder previously has given to the Trustee for such Series written notice of default and unless the Holders of Securities evidencing not less than 51% of the aggregate voting rights of the Securities for such Series have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for 60 days has neglected or refused to institute any such proceeding.

Reports to Holders

         The Trustee or other entity specified in the related Prospectus Supplement will prepare and forward to each Holder on each Distribution Date, or as soon thereafter as is practicable, a statement setting forth, to the extent applicable to any Series, among other things:

                  (i) the amount of principal distributed to Holders of the related Securities and the outstanding principal balance of such Securities following such distribution;

                  (ii) the amount of interest distributed to Holders of the related Securities and the current interest on such Securities;

                  (iii) the amounts of (a) any overdue accrued interest included in such distribution, (b) any remaining overdue accrued interest with respect to such Securities or (c) any current shortfall in amounts to be distributed as accrued interest to Holders of such Securities;

                  (iv) the amounts of (a) any overdue payments of scheduled principal included in such distribution, (b) any remaining overdue principal amounts with respect to such Securities, (c) any current shortfall in receipt of scheduled principal payments on the related Primary Assets or (d) any realized losses or Liquidation Proceeds to be allocated as reductions in the outstanding principal balances of such Securities;

                  (v) the amount received under any related Credit Enhancement, and the remaining amount available under such Credit Enhancement;

                  (vi) the amount of any delinquencies with respect to payments on the related Primary Assets;

                  (vii) the book value of any REO Property acquired by the related Trust Fund; and

                  (viii) such other information as specified in the related Agreement.

         In addition, within a reasonable period of time after the end of each calendar year, the Trustee will furnish to each Holder of record at any time during such calendar year (a) the aggregate of amounts reported pursuant to (i),
(ii), and (iv)(d) above for such calendar year and (b) such information specified in the related Agreement to enable Holders to prepare their tax returns including, without limitation, the amount of original issue discount accrued on the Securities, if applicable. Information in the Distribution Date and annual statements provided to the Holders will not have been examined and reported upon by an independent public accountant. However, the Servicer will provide to the Trustee a report by independent public accountants with respect to the Servicer's servicing of the Mortgage Loans. See "SERVICING OF MORTGAGE LOANS --Evidence as to Compliance" herein.

         A Series of Securities or one or more Classes of such Series may be issued in book-entry form. In such event, owners of beneficial interests in such Securities will not be considered Holders and will not receive such reports directly from the Trustee. The Trustee will forward such reports only to the entity or its nominee which is the registered holder of the global certificate which evidences such book-entry securities. Beneficial owners will receive such reports from the participants and indirect participants of the applicable book-entry system in accordance with the practices and procedures of such entities.

Events of Default; Rights Upon Event of Default

         Pooling and Servicing Agreement; Servicing Agreement. Events of Default under the Pooling and Servicing Agreement for each Series of Certificates relating to Mortgage Loans generally include (i) any failure by the Servicer to deposit amounts in the Collection Account and Distribution Account to enable the Trustee to distribute to Holders of such Series any required payment, which failure continues unremedied for the number of days specified in the related Prospectus Supplement after the giving of written notice of such failure to the Servicer by the Trustee for such Series, or to the Servicer and the Trustee by the Holders of such Series evidencing not less than 25% of the aggregate voting rights of the Securities for such Series, (ii) any failure by the Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the applicable Agreement which continues unremedied for the number of days specified in the related Prospectus Supplement after the giving of written notice of such failure to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of such Series evidencing not less than 25% of the aggregate voting rights of the Securities for such Series, and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by the Servicer indicating its insolvency, reorganization or inability to pay its obligations.

         The related Agreement will specify the circumstances under which the Trustee of the Holders of Securities may remove the Servicer upon the occurrence and continuance of an Event of Default thereunder relating to the servicing of Mortgage Loans (other than its right to recovery of other expenses and amounts advanced pursuant to the terms of such Agreement which rights the Servicer will retain under all circumstances), whereupon the Trustee will succeed to all the responsibilities, duties and liabilities of the Servicer under such Agreement and will be entitled to reasonable servicing compensation not to exceed the applicable servicing fee, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in such Agreement.

         In the event that the Trustee is unwilling or unable so to act, it may select, or petition a court of competent jurisdiction to appoint, a finance institution, bank or loan servicing institution with a net worth specified in the related Prospectus Supplement to act as successor Servicer under the provisions of the applicable Agreement. The successor Servicer would be entitled to reasonable servicing compensation in an amount not to exceed the Servicing Fee as set forth in the related Prospectus Supplement, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise, as provided in such Agreement.

         During the continuance of any Event of Default of a Servicer under an Agreement for a Series of Securities, the Trustee for such Series will have the right to take action to enforce its rights and remedies and to protect and enforce the rights and remedies of the Holders of such Series, and Holders of Securities evidencing not less than 51% of the aggregate voting rights of the Securities for such Series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred upon that Trustee. However, the Trustee will not be under any obligation to pursue any such remedy or to exercise any of such trusts or powers unless such Holders have offered the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred by the Trustee therein or thereby. The Trustee may decline to follow any such direction if the Trustee determines that the action or proceeding so directed may not lawfully be taken or would involve it in personal liability or be unjustly prejudicial to the nonassenting Holders.

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



         Indenture. Events of Default under the Indenture for each Series of Notes generally include: (i) a default in the payment of any principal of or interest on any Note of such Series, which continues for the period of time specified in the related Prospectus Supplement; (ii) failure to perform any other covenant of the Depositor or the Trust Fund in the Indenture which continues for the period of time specified in the related Prospectus Supplement after notice thereof is given in accordance with the procedures described in the related Prospectus Supplement; (iii) any representation or warranty made by the Depositor or the Trust Fund in the Indenture or in any certificate or other writing delivered pursuant thereto or in connection therewith with respect to or affecting such Series having been incorrect in a material respect as of the time made, and such breach is not cured within the period of time specified in the related Prospectus Supplement after notice thereof is given in accordance with the procedures described in the related Prospectus Supplement; (iv) certain events of bankruptcy, insolvency, receivership or liquidation of the Depositor or the Trust Fund; or (v) any other Event of Default provided with respect to Notes of that Series.

         If an Event of Default with respect to the Notes of any Series at the time outstanding occurs and is continuing, either the Trustee or the Holders of a majority of the then aggregate outstanding amount of the Notes of such Series may declare the principal amount (or, if the Notes of that Series are Zero Coupon Securities, such portion of the principal amount as may be specified in the terms of that Series, as provided in the related Prospectus Supplement) of all the Notes of such Series to be due and payable immediately. Such declaration may, under certain circumstances, be rescinded and annulled by the Holders of a majority in aggregate outstanding amount of the Notes of such Series.

         If, following an Event of Default with respect to any Series of Notes, the Notes of such Series have been declared to be due and payable, the Trustee may, in its discretion, notwithstanding such acceleration, elect to maintain possession of the collateral securing the Notes of such Series and to continue to apply distributions on such collateral as if there had been no declaration of acceleration if such collateral continues to provide sufficient funds for the payment of principal of and interest on the Notes of such Series as they would have become due if there had not been such a declaration. In addition, the Trustee may not sell or otherwise liquidate the collateral securing the Notes of a Series following an Event of Default other than a default in the payment of any principal or interest on any Note of such Series for thirty (30) days or more, unless (a) the Holders of 100% of the then aggregate outstanding amount of the Notes of such Series consent to such sale, (b) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest due and unpaid on the outstanding Notes of such Series at the date of such sale or (c) the Trustee determines that such collateral would not be sufficient on an ongoing basis to make all payments on such Notes as such payments would have become due if such Notes had not been declared due and payable, and the Trustee obtains the consent of the Holders of 66 2/3% of the then aggregate outstanding amount of the Notes of such Series.

         In the event that the Trustee liquidates the collateral in connection with an Event of Default involving a default for thirty (30) days or more in the payment of principal of or interest on the Notes of a Series, the Indenture provides that the Trustee will have a prior lien on the proceeds of any such liquidation for unpaid fees and expenses. As a result, upon the occurrence of such an Event of Default, the amount available for distribution to the Noteholders may be less than would otherwise be the case. However, the Trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the Indenture for the benefit of the Noteholders after the occurrence of such an Event of Default.

         In the event the principal of the Notes of a Series is declared due and payable, as described above, the Holders of any such Notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of such discount which is unamortized.

         Subject to the provisions of the Indenture relating to the duties of the Trustee, in case an Event of Default shall occur and be continuing with respect to a Series of Notes, the Trustee will be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the Holders of Notes of such Series, unless such Holders offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in complying with such request or direction. Subject to such provisions for indemnification and certain limitations contained in the Indenture, the Holders of a majority of the then aggregate outstanding amount of the Notes of such Series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes of such Series, and the Holders of a majority of the then aggregate outstanding amount of the Notes of such Series may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the Indenture that cannot be modified without the waiver or consent of all the Holders of the outstanding Notes of such Series affected thereby.

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



The Trustee

         The identity of the commercial bank, savings and loan association or trust company named as the Trustee for each Series of Securities will be set forth in the related Prospectus Supplement. The entity serving as Trustee may have normal banking relationships with the Depositor or the Servicer. In addition, for the purpose of meeting the legal requirements of certain local jurisdictions, the Trustee will have the power to appoint co-trustees or separate trustees of all or any part of the Trust Fund relating to a Series of Securities. In the event of such appointment, all rights, powers, duties and obligations conferred or imposed upon the Trustee by the Agreement relating to such Series will be conferred or imposed upon the Trustee and each such separate trustee or co-trustee jointly, or, in any jurisdiction in which the Trustee shall be incompetent or unqualified to perform certain acts, singly upon such separate trustee or co-trustee who will exercise and perform such rights, powers, duties and obligations solely at the direction of the Trustee. The Trustee may also appoint agents to perform any of the responsibilities of the Trustee, which agents will have any or all of the rights, powers, duties and obligations of the Trustee conferred on them by such appointment; provided that the Trustee will continue to be responsible for its duties and obligations under the Agreement.

Duties of the Trustee

         The Trustee will not make any representations as to the validity or sufficiency of the Agreement, the Securities or of any Primary Asset or related documents. If no Event of Default (as defined in the related Agreement) has occurred, the Trustee is required to perform only those duties specifically required of it under the Agreement. Upon receipt of the various certificates, statements, reports or other instruments required to be furnished to it, the Trustee is required to examine them to determine whether they are in the form required by the related Agreement. However, the Trustee will not be responsible for the accuracy or content of any such documents furnished to it by the Holders or the Servicer under the Agreement.

         The Trustee may be held liable for its own negligent action or failure to act, or for its own misconduct; provided, however, that the Trustee will not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders in an Event of Default. The Trustee is not required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under the Agreement, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Resignation of Trustee

         The Trustee may, upon written notice to the Depositor, resign at any time, in which event the Depositor will be obligated to use its best efforts to appoint a successor Trustee. If no successor Trustee has been appointed and has accepted the appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for appointment of a successor Trustee. The Trustee may also be removed at any time (i) if the Trustee ceases to be eligible to continue as such under the Agreement, (ii) if the Trustee becomes insolvent or (iii) by the Holders of Securities evidencing over 50% of the aggregate voting rights of the Securities in the Trust Fund upon written notice to the Trustee and to the Depositor. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

Amendment of Agreement



         The Agreement for each Series of Securities may be amended by the Depositor, the Servicer (with respect to a Series relating to Mortgage Loans), and the Trustee with respect to such Series, without notice to or consent of the Holders (i) to cure any ambiguity, (ii) to correct any defective provisions or to correct or supplement any provision therein, (iii) to add to the duties of the Depositor, the Trust Fund or Servicer, (iv) to add any other provisions with respect to matters or questions arising under such Agreement or related Credit Enhancement, (v) to add or amend any provisions of such Agreement as required by a Rating Agency in order to maintain or improve the rating of the Securities (it being understood that none of the Depositor, the Originator, the Servicer or Trustee is obligated to maintain or improve such rating), or (vi) to comply with any requirements imposed by the Code; provided that any such amendment except pursuant to clause (vi) above will not adversely affect in any material respect the interests of any Holders of such Series, as evidenced by an opinion of counsel. Any such amendment except pursuant to clause (vi) of the preceding sentence shall be deemed not to adversely affect in any material respect the interests of any Holder if the Trustee receives written confirmation from each Rating Agency rating such Securities that such amendment will not cause such Rating Agency to reduce the then current rating thereof. The

Agreement for each Series may also be amended by the Trustee, the Servicer, if applicable, and the Depositor with respect to such Series with the consent of the Holders possessing not less than 66 2/3% of the aggregate outstanding principal amount of the Securities of such Series or, if only certain Classes of such Series are affected by such amendment, 66 2/3% of the aggregate outstanding principal amount of the Securities of each Class of such Series affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Agreement or modifying in any manner the rights of Holders of such Series; provided, however, that no such amendment may (a) reduce the amount or delay the timing of payments on any Security without the consent of the Holder of such Security; or (b) reduce the aforesaid percentage of the aggregate outstanding principal amount of Securities of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the aggregate outstanding principal amount of each Class of Securities affected thereby.

Voting Rights

         The related Prospectus Supplement will set forth the method of determining allocation of voting rights with respect to a Series.

List of Holders

         Upon written request of three or more Holders of record of a Series for purposes of communicating with other Holders with respect to their rights under the Agreement, which request is accompanied by a copy of the communication which such Holders propose to transmit, the Trustee will afford such Holders access during business hours to the most recent list of Holders of that Series held by the Trustee.

         No Agreement will provide for the holding of any annual or other meeting of Holders.



Form of Securities

         The related Prospectus Supplement will specify whether or not the Securities of each series will be issued as physical certificates ("Physical Certificates") in fully registered form only in the denominations specified in the related Prospectus Supplement, and will be transferable and exchangeable at the corporate trust office of the registrar of the Securities (the "Security Registrar") named in the related Prospectus Supplement. No service charge will be made for any registration of exchange or transfer of Securities, but the Trustee may require payment of a sum sufficient to cover any tax or other government charge.

         If so specified in the related Prospectus Supplement, specified classes of a series of Securities will be issued in uncertificated book-entry form ("Book-Entry Securities"), and will be registered in the name of Cede & Co. ("Cede"), the nominee of DTC. DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code ("UCC") and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its participating organizations ("Participants") and facilitate the clearance and settlement of securities transactions between Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system also is available to others such as brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participant").

         Under a book-entry format, Holders that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of the Securities registered in the name of Cede, as nominee of DTC, may do so only through Participants and Indirect Participants. In addition, such Holders will receive all distributions of principal of and interest on the Securities from the Trustee through DTC and its Participants. Under a book-entry format, Holders will receive payments after the related Payment Date because, while payments are required to be forwarded to Cede, as nominee for DTC, on each such date, DTC will forward such payments to its Participants, which thereafter will be required to forward such payments to Indirect Participants or Holders. Unless and until Physical Securities are issued, it is anticipated that the only Holder will be Cede, as nominee of DTC, and that the beneficial holders of Securities will not be recognized by the Trustee as Holders under the Pooling and Servicing Agreement. The beneficial holders of such Securities will only be permitted to exercise the rights of Holders under the Pooling and Servicing Agreement indirectly through DTC and its Participants who in turn will exercise their rights through DTC.


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


         Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Securities and is required to receive and transmit payments of principal of and interest on the Securities. Participants and Indirect Participants with which Holders have accounts with respect to their Securities similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Holders. Accordingly, although Holders will not process Securities, the rules provide a mechanism by which Holders will receive distributions and will be able to transfer their interests.

         Unless and until Physical Certificates are issued, Holders who are not Participants may transfer ownership of Securities only through Participants by instructing such Participants to transfer Securities, by book-entry transfer, through DTC for the account of the purchasers of such Securities, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Securities will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the respective Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Holders.

         Because DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Holder to pledge Securities to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such Securities may be limited due to the lack of a Physical Certificate for such Securities.

         DTC in general advises that it will take any action permitted to be taken by a Holder under a Pooling and Servicing Agreement only at the direction of one or more Participants to whose account with DTC the related Securities are credited. Additionally, DTC in general advises that it will take such actions with respect to specified percentages of the Holders only at the direction of and on behalf of Participants whose holdings include current principal amounts of outstanding Securities that satisfy such specified percentages. DTC may take conflicting actions with respect to other current principal amounts of outstanding Securities to the extent that such actions are taken on behalf of Participants whose holdings include such current principal amounts of outstanding Securities.

         Any Securities initially registered as Physical Certificates in the name of Cede, as nominee of DTC, will be issued in fully registered, certificated form to Holders or their nominees, rather than to DTC or its nominee only under the events specified in the related Pooling and Servicing Agreement and described in the related Prospectus Supplement. Upon the occurrence of any of the events specified in the related Pooling and Servicing Agreement and the Prospectus Supplement, DTC will be required to notify all Participants of the availability through DTC of Physical Certificates. Upon surrender by DTC of the securities representing the Securities and instruction for reregistration, the Trustee will take the Securities in the form of Physical Certificates, and thereafter the Trustee will recognize the holders of such Physical Certificates as Holders. Thereafter, payments of principal of and interest on the Securities will be made by the Trustee directly to Holders in accordance with the procedures set forth herein and in the Pooling and Servicing Agreement. The final distribution of any Security (whether Physical Certificates or Securities registered in the name of Cede), however, will be made only upon presentation and surrender of such Securities on the final Payment Date at such office or agency as is specified in the notice of final payment to Holders.

REMIC Administrator

         For any Series with respect to which a REMIC election is made, preparation of certain reports and certain other administrative duties with respect to the Trust Fund may be performed by a REMIC administrator, who may be an affiliate of the Depositor.

Termination

         Pooling and Servicing Agreement; Trust Agreement. The obligations created by the Pooling and Servicing Agreement or Trust Agreement for a Series will terminate upon the distribution to Holders of all amounts distributable to them pursuant to such Agreement after the earlier of (i) the later of (a) the final payment or other liquidation of the last Primary Asset remaining in the Trust Fund for such Series and (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure or repossession in respect of any Primary Asset; (ii) the repurchase, as described below, by the Servicer or other entity specified in the related Prospectus Supplement from the Trustee for such Series of all Primary Assets and other property at that time subject to such Agreement; or (iii) the mandatory termination of the Trust by the Trustee, the Servicer or certain other entities specified

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


in the related Prospectus Supplement by soliciting competitive bids for the purchase of the Primary Assets of the related Trust Fund

         Repurchase of the Remaining Primary Assets. The Agreement for each Series may permit, but not require, the Servicer or other entity specified in the related Prospectus Supplement to purchase from the Trust Fund for such Series all remaining Primary Assets at a price equal to 100% of the aggregate Principal Balance of such Primary Assets plus, with respect to any property acquired in respect of a Primary Asset, if any, the outstanding Principal Balance of the related Primary Asset at the time of foreclosure, less, in either case, related unreimbursed Advances (in the case of the Primary Assets, only to the extent not already reflected in the computation of the aggregate Principal Balance of such Primary Assets) and unreimbursed expenses (that are reimbursable pursuant to the terms of the Pooling and Servicing Agreement) plus, in either case, accrued interest thereon at the weighted average rate on the related Primary Assets through the last day of the Due Period in which such repurchase occurs; provided, however, that if an election is made for treatment as a REMIC under the Code, the repurchase price may equal the greater of (a) 100% of the aggregate Principal Balance of such Primary Assets, plus accrued interest thereon at the applicable net rates on the Primary Assets through the last day of the month of such repurchase and (b) the aggregate fair market value of such Primary Assets plus the fair market value of any property acquired in respect of a Primary Asset and remaining in the Trust Fund. The exercise of such right will effect early retirement of the Securities of such Series, but such entity's right to so purchase is subject to the aggregate Principal Balance of the Primary Assets at the time of repurchase being less than a fixed percentage, to be set forth in the related Prospectus Supplement, of the aggregate Principal Balance of the Primary Assets as of the Cut-off Date.

         Mandatory Termination; Auction Sale. The Trustee, the Servicer or certain other entities specified in the related Prospectus Supplement may be required to effect early retirement of a series of Securities by soliciting competitive bids for the purchase of the related Trust Estate.

         If set forth in the related Prospectus Supplement, the mandatory termination may take the form of an auction sale. Within a certain period following the first Distribution Date as of which the aggregate Pool principal balance is less than 10% or a percentage set forth in the related Prospectus Supplement of the initial aggregate Pool principal balance, if the optional termination right has not been exercised by the parties having such right by such date, the Trustee shall solicit bids for the purchase of all Mortgage Loans remaining in the Trust. In the event that satisfactory bids are received as specified in the related Pooling and Servicing Agreement, the net sale proceeds will be distributed to Holders, in the same order of priority as collections received in respect of the Mortgage Loans. If satisfactory bids are not received, the Trustee shall decline to sell the Mortgage Loans and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the Mortgage Loans. Such sale and consequent termination of the Trust must constitute a "qualified liquidation" of each REMIC established by the Trust under Section 860F of the Internal Revenue Code of 1986, as amended, including, without limitation, the requirement that the qualified liquidation takes place over a period not to exceed 90 days.

         In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of certain persons identified therein. For each Series, the Servicer or the Trustee, as applicable, will give written notice of termination of the Agreement to each Holder, and the final distribution will be made only upon surrender and cancellation of the Securities at an office or agency specified in the notice of termination. The Depositor or another entity may effect an optional termination of the Trust Fund under the circumstances described in such Prospectus Supplement. See "DESCRIPTION OF THE SECURITIES--Optional Redemption, Purchase or Termination" herein.

         Indenture. The Indenture will be discharged with respect to a Series of Notes (except with respect to certain continuing rights specified in the Indenture) upon the delivery to the Trustee for cancellation of all the Notes of such Series or, with certain limitations, upon deposit with the Trustee of funds sufficient for the payment in full of all of the Notes of such Series.

         In addition to such discharge with certain limitations, the Indenture will provide that, if so specified with respect to the Notes of any Series, the related Trust Fund will be discharged from any and all obligations in respect of the Notes of such Series (except for certain obligations relating to temporary Notes and exchange of Notes, to register the transfer of or exchange Notes of such Series, to replace stolen, lost or mutilated Notes of such Series, to maintain paying agencies and to hold monies for payment in trust) upon the deposit with the Trustee, in trust, of money and/or direct obligations of or obligations guaranteed by the United States of America which, through the payment of interest and principal in respect thereof in accordance with their terms, will provide money in an amount sufficient to pay the principal of and each installment of interest on the Notes of such Series on the Final Scheduled


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

Distribution Date for such Notes and any installment of interest on such Notes in accordance with the terms of the Indenture and the Notes of such Series. In the event of any such defeasance and discharge of Notes of such Series, holders of Notes of such Series would be able to look only to such money and/or direct obligations for payment of principal and interest, if any, on their Notes until maturity.

                     CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

         The following discussion contains summaries of certain legal aspects of mortgage loans, which are general in nature. Because certain of such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete nor reflect the laws of any particular state, nor encompass the laws of all states in which the properties securing the Mortgage Loans are situated.

Mortgages

         The Mortgage Loans for a Series will be secured by either mortgages or deeds of trust or deeds to secure debt depending upon the prevailing practice in the state in which the property subject to a Mortgage Loan is located. The filing of a mortgage, deed of trust or deed to secure debt creates a lien or title interest upon the real property covered by such instrument and represents the security for the repayment of an obligation that is customarily evidenced by a promissory note. It is not prior to the lien for real estate taxes and assessments or other charges imposed under governmental police powers and may also be subject to other liens pursuant to the laws of the jurisdiction in which the Mortgaged Property is located. Priority with respect to such instruments depends on their terms, the knowledge of the parties to the mortgage and generally on the order of recording with the applicable state, county or municipal office. There are two parties to a mortgage, the mortgagor, who is the borrower/property owner or the land trustee (as described below), and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In the case of a land trust, there are three parties because title to the property is held by a land trustee under a land trust agreement of which the borrower/property owner is the beneficiary; at origination of a Mortgage Loan, the borrower executes a separate undertaking to make payments on the mortgage note. A deed of trust transaction normally has three parties: the trustor, who is the borrower/property owner; the beneficiary, who is the lender; and the trustee, a third-party grantee. Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. The mortgagee's authority under a mortgage and the trustee's authority under a deed of trust are governed by the law of the state in which the real property is located, the express provisions of the mortgage or deed of trust, and, in some cases, in deed of trust transactions, the directions of the beneficiary.

Foreclosure on Mortgages

         Foreclosure of a mortgage is generally accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary parties defendant. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming and expensive. After the completion of a judicial foreclosure proceeding, the court may issue a judgment of foreclosure and appoint a receiver or other officer to conduct the sale of the property. In some states, mortgages may also be foreclosed by advertisement, pursuant to a power of sale provided in the mortgage. Foreclosure of a mortgage by advertisement is essentially similar to foreclosure of a deed of trust by nonjudicial power of sale.

         Foreclosure of a deed of trust is generally accomplished by a nonjudicial trustee's sale under a specific provision in the deed of trust which authorizes the trustee to sell the property upon any default by the borrower under the terms of the note or deed of trust. In certain states, such foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In some states, the trustee must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee in some states must provide notice to any other individual having an interest in the real property, including any junior lienholders. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the property. The trustor, borrower, or any person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorney's fees, which may be recovered by a lender. If the deed of trust is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property, recorded and sent to all parties having an interest in the real property.

         An action to foreclose a mortgage is an action to recover the mortgage debt by enforcing the mortgagee's rights under the mortgage. It is regulated by statutes and rules and subject throughout to the court's equitable powers. Generally, a mortgagor is bound by the terms of the related mortgage note and the mortgage as made and cannot be relieved from his default if the mortgagee has exercised his rights in a commercially reasonable manner. However, since a foreclosure action historically was equitable in nature, the court may exercise equitable powers to relieve a mortgagor of a default and deny the mortgagee foreclosure on proof that either the mortgagor's default was neither willful nor in bad faith or the mortgagee's action established a waiver, fraud, bad faith, or oppressive or unconscionable conduct such as to warrant a court of equity to refuse affirmative relief to the mortgagee. Under certain circumstances a court of equity may relieve the mortgagor from an entirely technical default where such default was not willful.

         A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring up to several years to complete. Moreover, a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent, if a court determines that the sale was for less than fair consideration and such sale occurred while the mortgagor was insolvent and within one year (or within the state statute of limitations if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law) of the filing of bankruptcy. Similarly, a suit against the debtor on the related mortgage note may take several years and, generally, is a remedy alternative to foreclosure, the mortgagee being precluded from pursuing both at the same time.

         In the case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated officer or by the trustee is a public sale. However, because of the difficulty potential third party purchasers at the sale have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the property at a foreclosure sale. Rather, it is common for the lender to purchase the property from the trustee or referee for an amount which may be equal to the unpaid principal amount of the mortgage note secured by the mortgage or deed of trust plus accrued and unpaid interest and the expenses of foreclosure, in which event the mortgagor's debt will be extinguished or the lender may purchase for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment in states where such a judgment is available. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance, paying taxes and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of any mortgage guaranty insurance proceeds.

Rights of Redemption

         In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the trustor or mortgagor and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. The right of redemption should be distinguished from the equity of redemption, which is a non-statutory right that must be exercised prior to the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently the practical effect of a right of redemption is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run. In some states, there is no right to redeem property after a trustee's sale under a deed of trust.

Junior Mortgages; Rights of Senior Mortgages

         The Mortgage Loans comprising or underlying the Primary Assets included in the Trust Fund for a Series will be secured by mortgages or deeds of trust which may be second or more junior mortgages to other mortgages held by other lenders or institutional investors. The rights of the Trust Fund (and therefore the Holders), as mortgagee under a junior mortgage, are subordinate to those of the mortgagee under the senior mortgage, including the prior rights of the senior mortgagee to receive hazard insurance and condemnation proceeds and to


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


cause the property securing the Mortgage Loan to be sold upon default of the mortgagor, thereby extinguishing the junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in the property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage. A junior mortgagee may satisfy a defaulted senior loan in full and, in some states, may cure such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In most states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee.

         The standard form of the mortgage used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the mortgage, in such order as the mortgagee may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under underlying senior mortgages will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of a junior mortgage.

         Another provision sometimes found in the form of the mortgage or deed of trust used by institutional lenders obligates the mortgagor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee under the mortgage. Upon a failure of the mortgagor to perform any of these obligations, the mortgagee is given the right under certain mortgages to perform the obligation itself, at its election, with the mortgagor agreeing to reimburse the mortgagee for any sums expended by the mortgagee on behalf of the mortgagor. All sums so expended by the mortgagee become part of the indebtedness secured by the mortgage.

Anti-Deficiency Legislation and Other Limitations on Lenders

         Certain states have imposed statutory prohibitions which limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.

         In addition to laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including the federal bankruptcy laws, the federal Soldiers' and Sailors' Relief Act and state laws affording relief to debtors, may interfere with or affect the ability of the secured lender to realize upon collateral and/or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, the filing of a petition acts as a stay against the enforcement of remedies for collection of a debt. Moreover, a court with federal bankruptcy jurisdiction may permit a debtor through a Chapter 13 Bankruptcy Code rehabilitative plan to cure a monetary default with respect to a loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original loan payment schedule even though the lender accelerated the loan and the lender has taken all steps to realize upon his security (provided no sale of the property has yet occurred) prior to the filing of the debtor's Chapter 13 petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a loan default by permitting the obligor to pay arrearages over a number of years.

         Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan may be modified if the borrower has filed a petition under Chapter 13. These courts have suggested that such modifications

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may include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan. Federal bankruptcy law and limited case law indicate that the foregoing modifications could not be applied to the terms of a loan secured by property that is the principal residence of the debtor. In all cases, the secured creditor is entitled to the value of its security plus post-petition interest, attorney's fees and costs to the extent the value of the security exceeds the debt.

         In a Chapter 11 case under the Bankruptcy Code, the lender is precluded from foreclosing without authorization from the bankruptcy court. The lender's lien may be transferred to other collateral and/or be limited in amount to the value of the lender's interest in the collateral as of the date of the bankruptcy. The loan term may be extended, the interest rate may be adjusted to market rates and the priority of the loan may be subordinated to bankruptcy court-approved financing. The bankruptcy court can, in effect, invalidate due-on-sale clauses through confirmed Chapter 11 plans of reorganization.

         The Bankruptcy Code provides priority to certain tax liens over the lender's security. This may delay or interfere with the enforcement of rights in respect of a defaulted Mortgage Loan. In addition, substantive requirements are imposed upon lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. The laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and regulations. These federal laws impose specific statutory liabilities upon lenders who originate loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the loans.

Due-On-Sale Clauses in Mortgage Loans

         Due-on-sale clauses permit the lender to accelerate the maturity of the loan if the borrower sells or transfers, whether voluntarily or involuntarily, all or part of the real property securing the loan without the lender's prior written consent. The enforceability of these clauses has been the subject of legislation or litigation in many states, and in some cases, typically involving single family residential mortgage transactions, their enforceability has been limited or denied. In any event, the Garn-St. Germain Depository Institutions Act of 1982 (the "Garn-St. Germain Act") preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain exceptions. As a result, due-on-sale clauses have become generally enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of such clauses with respect to mortgage loans that were (i) originated or assumed during the "window period" under the Garn-St. Germain Act which ended in all cases not later than October 15, 1982, and (ii) originated by lenders other than national banks, federal savings institutions and federal credit unions. The Federal Home Loan Mortgage Corporation ("FHLMC") has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states," five states (Arizona, Michigan, Minnesota, New Mexico and Utah) have enacted statutes extending, on various terms and for varying periods, the prohibition on enforcement of due-on-sale clauses with respect to certain categories of window period loans. Also, the Garn-St. Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

         In addition, under federal bankruptcy law, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from such bankruptcy proceeding.

Enforceability of Prepayment and Late Payment Fees

         Forms of notes, mortgages and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge if payments are not timely made, and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In certain states, there are or may be specific limitations, upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Late charges and prepayment fees are typically retained by servicers as additional servicing compensation.

Equitable Limitations on Remedies

         In connection with lenders' attempts to realize upon their security, courts have invoked general equitable principles. The equitable principles are generally designed to relieve the borrower from the legal effect of his

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defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of a lender to realize upon his security if the default under the security agreement is not monetary, such as the borrower's failure to adequately maintain the property or the borrower's execution of secondary financing affecting the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under security agreements receive notices in addition to the statutorily-prescribed minimums. For the most part, these cases have upheld the notice provisions as being reasonable or have found that, in cases involving the sale by a trustee under a deed of trust or by a mortgagee under a mortgage having a power of sale, there is insufficient state action to afford constitutional protections to the borrower.

         Most conventional single-family mortgage loans may be prepaid in full or in part without penalty. The regulations of the Office of Thrift Supervision (the "OTS") prohibit the imposition of a prepayment penalty or equivalent fee for or in connection with the acceleration of a loan by exercise of a due-on-sale clause. A mortgagee to whom a prepayment in full has been tendered may be compelled to give either a release of the mortgage or an instrument assigning the existing mortgage. The absence of a restraint on prepayment, particularly with respect to mortgage loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of such mortgage loans.

Applicability of Usury Laws

         Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. Similar federal statutes were in effect with respect to mortgage loans made during the first three months of 1980. The OTS, as successor to the Federal Home Loan Bank Board, is authorized to issue rules and regulations and to publish interpretations governing implementation of Tide V. Tide V authorizes any state to reimpose interest rate limits by adopting, before April 1, 1983, a state law, or by certifying that the voters of such state have voted in favor of any provision, constitutional or otherwise, which expressly rejects an application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V.

Home Improvements

         General. The Mortgage Loans secured by Home Improvements, other than those that are secured only by mortgages on real estate (such Mortgage Loans are hereinafter referred to in this section as "contracts") generally are "chattel paper" or constitute "purchase money security interests" each as defined in the Uniform Commercial Code (the "UCC"). In general, chattel paper is a document which is evidence of both the obligation of the obligor to repay the loan evidenced thereby and the security interest granted in specific goods to secure repayment of such loan. Pursuant to the UCC, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. Under the related Agreement, the Depositor will transfer physical possession of the contracts to the Trustee or a designated custodian or may retain possession of the contracts as custodian for the Trustee. In addition, the Depositor will make an appropriate filing of a UCC-1 financing statement in the appropriate states to give notice of the Trustee's ownership of the contracts. The contracts will not be stamped or otherwise marked to reflect their assignment from the Depositor to the Trustee. Therefore, if through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the contracts without notice of such assignment, the Trustee's interest in the contracts could be defeated.

         Security Interests in Home Improvements. The contracts that are secured by the Home Improvements financed thereby grant to the originator of such contracts a purchase money security interest in such Home Improvements to secure all or part of the purchase price of such Home Improvements and related services. A financing statement generally is not required to be filed to perfect a purchase money security interest in consumer goods. Such purchase money security interests are assignable. In general, a purchase money security interest grants to the holder a security interest that has priority over a conflicting security interest in the same collateral and the proceeds of such collateral. However, to the extent that the collateral subject to a purchase money security interest becomes a fixture, in order for the related purchase money security interest to take priority over a conflicting interest in the fixture, the holder's interest in such Home Improvement must generally be perfected by a timely fixture filing. In general, under the UCC, a security interest does not exist under the UCC in ordinary building material

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


incorporated into an improvement on land. Contracts that finance lumber, bricks, other types of ordinary building material or other goods that are deemed to lose such characterization, upon incorporation of such materials into the related property, will not be secured by a purchase money security interest in the Home Improvement being financed.

         Enforcement of Security Interest in Home Improvements. So long as the Home Improvement has not become subject to the real estate law, a creditor can repossess a Home Improvement securing a contract by voluntary surrender, by "self-help" repossession that is "peaceful" (i.e., without breach of the peace) or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a contract must give the debtor a number of days' notice, which varies from 10 to 30 days depending on the state, prior to commencement of any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting such a sale. The law in most states also requires that the debtor be given notice of any sale prior to resale of the unit that the debtor may redeem it at or before such resale.

         Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgement from a debtor for any deficiency on repossession and resale of the property securing the debtor's loan. However, some states impose prohibitions or limitations on deficiency judgements, and in many cases the defaulting borrower would have no assets with which to pay a judgement.

         Certain other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgement.

         Consumer Protection Laws. The so-called "Holder-in-Due-Course" rule of the Federal Trade Commission is intended to defeat the ability of the transferor of a consumer credit contract which is the seller of goods which gave rise to the transaction (and certain related lenders and assignees) to transfer such contract free of notice of claims by the debtor thereunder. The effect of this rule is to subject the assignee of such a contract to all claims and defenses which the debtor could assert against the seller of goods. Liability under this rule is limited to amounts paid under a contract; however, the obligor also may be able to assert the rule to set off remaining amounts due as a defense against a claim brought by the Trustee against such obligor. Numerous other federal and state consumer protection laws impose requirements applicable to the origination and lending pursuant to the contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related contract.

         Applicability of Usury Laws. Title V provides that, subject to the following conditions, state usury limitations shall not apply to any contract which is secured by a first lien on certain kinds of consumer goods. The contracts would be covered if they satisfy certain conditions, among other things, governing the terms of any prepayments, late charges and deferral fees and requiring a 30-day notice period prior to instituting any action leading to repossession of the related unit.

         Title V authorized any state to reimpose limitations on interest rates and finance charges by adopting before April 1, 1983 a law or constitutional provision which expressly rejects application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V.

Soldiers' and Sailors' Civil Relief Act of 1940

         Under the Soldiers' and Sailors' Civil Relief Act of 1940, members of all branches of the military on active duty, including draftees and reservists in military service, (i) are entitled to have interest rates reduced and capped at 6% per annum, on obligations (including Mortgage Loans) incurred prior to the commencement of military service for the duration of military service, (ii) may be entitled to a stay of proceedings on any kind of foreclosure or repossession action in the case of defaults on such obligations entered into prior to military service for the duration of military service and (iii) may have the maturity of such obligations incurred prior to military service extended, the payments lowered and the payment schedule readjusted for a period of time after the completion of military service. However, the benefits of (i), (ii), or (iii) above are subject to challenge by creditors and if, in the opinion of the court, the ability of a person to comply with such obligations is not materially impaired by military service, the court may apply equitable principles accordingly. If a borrower's obligation to repay amounts otherwise due on a Mortgage Loan included in a Trust Fund for a Series is relieved pursuant to the Soldiers' and Sailors' Civil Relief

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Act of 1940, none of the Trust Fund, the Servicer, the Depositor nor the Trustee
will be required to advance such amounts, and any loss in respect thereof may reduce the amounts available to be paid to the Holders of the Securities of such Series. Any shortfalls in interest collections on Mortgage Loans or Underlying Loans relating to the Private Securities, as applicable, included in a Trust
Fund for a Series resulting from application of the Soldiers' and Sailors' Civil Relief Act of 1940 will be allocated in the manner set forth in the related Agreement.

                                  THE DEPOSITOR

General

         The Depositor was incorporated in the State of North Carolina. in December 1997, and is a wholly-owned subsidiary of First Union National Bank, a national banking association with its headquarters in Charlotte, North Carolina. The Depositor's principal executive offices are located at One First Union Center, 301 S. College Street, Charlotte, North Carolina 28288-0630. Its telephone number is (704) 373-6611.

         The Depositor will not engage in any activities other than to authorize, issue, sell, deliver, purchase and invest in (and enter into agreements in connection with), and/or to engage in the establishment of one or more trusts which will issue and sell, bonds, notes, debt or equity securities, obligations and other securities and instruments ("Depositor Securities") collateralized or otherwise secured or backed by, or otherwise representing an interest in, among other things, receivables or pass-through certificates, or participations or certificates of participation or beneficial ownership in one or more pools of receivables, and the proceeds of the foregoing, that arise in connection with loans secured by certain first or junior mortgages on real estate or manufactured housing and any and all other commercial transactions and commercial, sovereign, student or consumer loans or indebtedness and, in connection therewith or otherwise, purchasing, acquiring, owning, holding, transferring, conveying, servicing, selling, pledging, assigning, financing and otherwise dealing with such receivables, pass-through certificates, or participations or certificates of participation or beneficial ownership. Article Third of the Depositor's Certificate of Incorporation limits the Depositor's activities to the above activities and certain related activities, such as credit enhancement with respect to such Depositor Securities, and to any activities incidental to and necessary or convenient for the accomplishment of such purposes.

                                 USE OF PROCEEDS

         The net proceeds from the sale of each Series of Securities will be applied to one or more of the following purposes: (i) to acquire the related Primary Assets, (ii) to repay indebtedness which has been incurred to obtain funds to acquire such Primary Assets, (iii) to establish any Reserve Funds described in the related Prospectus Supplement and (iv) to pay costs of structuring and issuing such Securities, including the costs of obtaining Credit Enhancement, if any. The acquisition of the Primary Assets for a Series may be effected by an exchange of Securities with the Originator of such Primary Assets.



                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES


General

         The following is a general discussion of the material anticipated federal income tax consequences to investors of the purchase, ownership and disposition of the Securities offered hereby. The discussion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Securities. For purposes of this discussion, references to a "Holder" are to the beneficial owner of a Security.

         The following discussion addresses securities of five general types:
(i) securities ("Grantor Trust Securities") representing interests in a Trust (a "Grantor Trust") which the Company will covenant not to elect to have treated as a real estate mortgage investment conduit (REMIC) or a financial asset securitization investment trust ("FASIT"); (ii) securities ("REMIC Securities") representing interests in a Trust, or a portion thereof, which the Company will covenant to elect to have treated as a REMIC under sections 860A through 860G of the Internal Revenue Code of 1986, as amended (the "Code"); and (iii) securities ("Debt Securities") that are intended to be treated for federal income tax purposes as indebtedness secured by the underlying loans; (iv) securities ("Partnership Interests") representing interests in a Trust (a "Partnership") that is intended to be treated as a partnership under the Code, and (v) securities ("FASIT Securities") representing interests in a Trust, or portion thereof, which the Company will convenant to elect to have treated as a FASIT under sections 860H through 860L of the Code. The Prospectus Supplement for each series of Securities will indicate whether a REMIC or FASIT election (or elections) will be made for the related Trust and, if a REMIC or FASIT election is to be made, will identify all "regular interests" and "residual interests" in the REMIC or all "regular interests," "high-yield interests" or the "ownership interest" in the FASIT.


         The Taxpayer Relief Act of 1997 adds provisions to the Code that require the recognition of gain upon the "constructive sale of an appreciated financial position." A constructive sale of an appreciated financial position occurs if a taxpayer enters into certain transactions or series of such transactions with respect to a financial instrument that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. These provisions apply only to Classes of Securities that do not have a principal balance.

Grantor Trust Securities

         With respect to each series of Grantor Trust Securities, Dewey Ballantine LLP, special tax counsel to the Company, will deliver its opinion to the Company that (unless otherwise limited in the related Prospectus Supplement) the related Grantor Trust will be classified as a grantor trust and not as a partnership or an association taxable as a corporation. Such opinion shall be attached on Form 8-K to be filed with the Commission within fifteen days after the initial issuance of such Securities or filed with the Commission as a post-effective amendment to the Prospectus. Accordingly, each Holder of a Grantor Trust Security will generally be treated as the owner of an interest in the Mortgage Loans included in the Grantor Trust.

         For purposes of the following discussion, a Grantor Trust Security representing an undivided equitable ownership interest in the principal of the Mortgage Loans constituting the related Grantor Trust, together with interest thereon at a pass-through rate, will be referred to as a "Grantor Trust Fractional Interest Security." A Grantor Trust Security representing ownership of all or a portion of the difference between interest paid on the Mortgage Loans constituting the related Grantor Trust and interest paid to the Holders of Grantor Trust Fractional Interest Securities issued with respect to such Grantor Trust will be referred to as a "Grantor Trust Strip Security."

Special Tax Attributes
         Unless otherwise disclosed in a related Prospectus Supplement, Dewey Ballantine LLP, special tax counsel to the Company, will deliver its opinion to the Company that (a) Grantor Trust Fractional Interest Securities will represent interests in (i) "loans . . . secured by an interest in real property" within the meaning of section 7701(a)(19)(C)(v) of the Code; and (ii) "obligations (including any participation or certificate of beneficial ownership therein) which . . . are principally secured by an interest in real property" within the meaning of section 860G(a)(3)(A) of the Code; and (b) interest on Grantor Trust Fractional Interest Securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of section 856(c)(3)(B) of the Code. In addition, the Grantor Trust Strip Securities will be "obligations (including any participation or certificate of beneficial ownership therein) . . . principally secured by an interest in real property" within the meaning of section 860G(a)(3)(A) of the Code. Such opinion shall be attached on Form 8-K to be filed with the Commission within fifteen days after the initial issuance of such Securities or filed with the Commission as a post-effective amendment to the Prospectus.

Taxation of Holders of Grantor Trust Securities
         Holders of Grantor Trust Fractional Interest Securities generally will be required to report on their federal income tax returns their respective shares of the income from the Mortgage Loans (including amounts used to pay reasonable servicing fees and other expenses but excluding amounts payable to Holders of any corresponding Grantor Trust Strip Securities) and, subject to the limitations described below, will be entitled to deduct their shares of any such reasonable servicing fees and other expenses. If a Holder acquires a Grantor Trust Fractional Interest Security for an amount that differs from its outstanding principal amount, the amount includible in income on a Grantor Trust Fractional Interest Security may differ from the amount of interest distributable thereon. See "Discount and Premium," below. Individuals holding a Grantor Trust Fractional Interest Security directly or through certain pass-through entities will be allowed a deduction for such reasonable servicing fees and expenses only to the extent that the aggregate of such Holder's miscellaneous itemized deductions exceeds 2% of such Holder's adjusted gross income. Further, Holders (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining alternative minimum taxable income.


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

         Holders of Grantor Trust Strip Securities generally will be required to treat such Securities as "stripped coupons" under section 1286 of the Code. Accordingly, such a Holder will be required to treat the excess of the total amount of payments on such a Security over the amount paid for such Security as original issue discount and to include such discount in income as it accrues over the life of such Security. See "--Discount and Premium," below.

         Grantor Trust Fractional Interest Securities may also be subject to the coupon stripping rules if a class of Grantor Trust Strip Securities is issued as part of the same series of Securities. The consequences of the application of the coupon stripping rules would appear to be that any discount arising upon the purchase of such a Security (and perhaps all stated interest thereon) would be classified as original issue discount and includible in the Holder's income as it accrues (regardless of the Holder's method of accounting), as described below under "--Discount and Premium." The coupon stripping rules will not apply, however, if (i) the pass-through rate is no more than 100 basis points lower than the gross rate of interest payable on the underlying Mortgage Loans and
(ii) the difference between the outstanding principal balance on the Security and the amount paid for such Security is less than 0.25% of such principal balance times the weighted average remaining maturity of the Security.

Sales of Grantor Trust Securities
         Any gain or loss recognized on the sale of a Grantor Trust Security (equal to the difference between the amount realized on the sale and the adjusted basis of such Grantor Trust Security) will be capital gain or loss, except to the extent of accrued and unrecognized market discount, which will be treated as ordinary income, and in the case of banks and other financial institutions except as provided under section 582(c) of the Code. The adjusted basis of a Grantor Trust Security will generally equal its cost, increased by any income reported by the Originator (including original issue discount and market discount income) and reduced (but not below zero) by any previously reported losses, any amortized premium and by any distributions of principal.

Grantor Trust Reporting
         The Trustee will furnish to each Holder of a Grantor Trust Fractional Interest Security with each distribution a statement setting forth the amount of such distribution allocable to principal on the underlying Mortgage Loans and to interest thereon at the related interest rate. In addition, within a reasonable time after the end of each calendar year, based on information provided by the Master Servicer, the Trustee will furnish to each Holder during such year such customary factual information as the Master Servicer deems necessary or desirable to enable Holders of Grantor Trust Securities to prepare their tax returns and will furnish comparable information to the Internal Revenue Service (the "IRS") as and when required to do so by law.

REMIC Securities

         If provided in a related Prospectus Supplement, an election will be made to treat a Trust as a REMIC under the Code. Qualification as a REMIC requires ongoing compliance with certain conditions. With respect to each series of Securities for which such an election is made, Dewey Ballantine LLP, special tax counsel to the Company, will deliver its opinion to the Company that (unless otherwise limited in the related Prospectus Supplement), assuming compliance with the Pooling and Servicing Agreement, the Trust will be treated as a REMIC for federal income tax purposes. A Trust for which a REMIC election is made will be referred to herein as a "REMIC Trust." The Securities of each class will be designated as "regular interests" in the REMIC Trust except that a separate class will be designated as the "residual interest" in the REMIC Trust. The Prospectus Supplement for each series of Securities will state whether Securities of each class will constitute a regular interest (a REMIC Regular Security) or a residual interest (a REMIC Residual Security). Such opinion shall be attached on Form 8-K to be filed with the Commission within fifteen days after the initial issuance of such Securities or filed with the Commission as a post-effective amendment to the Prospectus.

         A REMIC Trust will not be subject to federal income tax except with respect to income from prohibited transactions and in certain other instances described below. See "--Taxes on a REMIC Trust." Generally, the total income from the Mortgage Loans in a REMIC Trust will be taxable to the Holders of the Securities of that series, as described below.

         Regulations issued by the Treasury Department on December 23, 1992 (the "REMIC Regulations") provide some guidance regarding the federal income tax consequences associated with the purchase, ownership and disposition of REMIC Securities. While certain material provisions of the REMIC Regulations are discussed below, investors should consult their own tax advisors regarding the possible application of the REMIC Regulations in their specific circumstances.


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


Special Tax Attributes
         REMIC Regular Securities and REMIC Residual Securities will be "regular or residual interests in a REMIC" within the meaning of section 7701(a)(19)(C)(xi) of the Code and "real estate assets" within the meaning of section 856(c)(5)(A) of the Code. If at any time during a calendar year less than 95% of the assets of a REMIC Trust consist of "qualified mortgages" (within the meaning of section 860G(a)(3) of the Code) then the portion of the REMIC Regular Securities and REMIC Residual Securities that are qualifying assets under those sections during such calendar year may be limited to the portion of the assets of such REMIC Trust that are qualified mortgages. Similarly, income on the REMIC Regular Securities and REMIC Residual Securities will be treated as "interest on obligations secured by mortgages on real property" within the meaning of section 856(c)(3)(B) of the Code, subject to the same limitation as set forth in the preceding sentence. For purposes of applying this limitation, a REMIC Trust should be treated as owning the assets represented by the qualified mortgages. The assets of the Trust Estate will include, in addition to the Mortgage Loans, payments on the Mortgage Loans held pending distribution on the REMIC Regular Securities and REMIC Residual Securities and any reinvestment income thereon. REMIC Regular Securities and REMIC Residual Securities held by a financial institution to which section 585, 586 or 593 of the Code applies will be treated as evidences of indebtedness for purposes of section 582(c)(1) of the Code. REMIC Regular Securities will also be qualified mortgages with respect to other REMICs.

Taxation of Holders of REMIC Regular Securities
         Except as indicated below in this federal income tax discussion, the REMIC Regular Securities will be treated for federal income tax purposes as debt instruments issued by the REMIC Trust on the date such Securities are first sold to the public (the "Settlement Date") and not as ownership interests in the REMIC Trust or its assets. Holders of REMIC Regular Securities that otherwise report income under a cash method of accounting will be required to report income with respect to such Securities under an accrual method. For additional tax consequences relating to REMIC Regular Securities purchased at a discount or with premium, see "--Discount and Premium," below.

Taxation of Holders of REMIC Residual Securities
         Daily Portions. Except as indicated below, a Holder of a REMIC Residual Security for a REMIC Trust generally will be required to report its daily portion of the taxable income or net loss of the REMIC Trust for each day during a calendar quarter that the Holder owned such REMIC Residual Security. For this purpose, the daily portion shall be determined by allocating to each day in the calendar quarter its ratable portion of the taxable income or net loss of the REMIC Trust for such quarter and by allocating the amount so allocated among the Residual Holders (on such day) in accordance with their percentage interests on such day. Any amount included in the gross income or allowed as a loss of any Residual Holder by virtue of this paragraph will be treated as ordinary income or loss.

         The requirement that each Holder of a REMIC Residual Security report its daily portion of the taxable income or net loss of the REMIC Trust will continue until there are no Securities of any class outstanding, even though the Holder of the REMIC Residual Security may have received full payment of the stated interest and principal on its REMIC Residual Security.

         The Trustee will provide to Holders of REMIC Residual Securities of each series of Securities (i) such information as is necessary to enable them to prepare their federal income tax returns and (ii) any reports regarding the Securities of such series that may be required under the Code.

         Taxable Income or Net Loss of a REMIC Trust. The taxable income or net loss of a REMIC Trust will be the income from the qualified mortgages it holds and any reinvestment earnings less deductions allowed to the REMIC Trust. Such taxable income or net loss for a given calendar quarter will be determined in the same manner as for an individual having the calendar year as the taxable year and using the accrual method of accounting, with certain modifications. The first modification is that a deduction will be allowed for accruals of interest (including any original issue discount, but without regard to the investment interest limitation in section 163(d) of the Code) on the REMIC Regular Securities (but not the REMIC Residual Securities), even though REMIC Regular Securities are for non-tax purposes evidences of beneficial ownership rather than indebtedness of a REMIC Trust. Second, market discount or premium equal to the difference between the total stated principal balances of the qualified mortgages and the basis to the REMIC Trust therein generally will be included in income (in the case of discount) or deductible (in the case of premium) by the REMIC Trust as it accrues under a constant yield method, taking into account the "Prepayment Assumption" (as defined in the Related Prospectus Supplement, see "--Discount and Premium--Original Issue Discount," below). The basis to a REMIC Trust in the qualified mortgages is the aggregate of the issue prices of all the REMIC Regular Securities and REMIC Residual Securities in the REMIC Trust on the Settlement Date. If, however, a substantial amount of a class of REMIC Regular Securities or REMIC Residual

Securities has not been sold to the public, then the fair market value of all the REMIC Regular Securities or REMIC Residual Securities in that class as of the date of the Prospectus Supplement should be substituted for the issue price.

         Third, no item of income, gain, loss or deduction allocable to a prohibited transaction (see "--Taxes on a REMIC Trust--Prohibited Transactions" below) will be taken into account. Fourth, a REMIC Trust generally may not deduct any item that would not be allowed in calculating the taxable income of a partnership by virtue of section 703(a)(2) of the Code. Finally, the limitation on miscellaneous itemized deductions imposed on individuals by section 67 of the Code will not be applied at the REMIC Trust level to any servicing and guaranty fees. (See, however, "--Pass-Through of Servicing and Guaranty Fees to Individuals" below.) In addition, under the REMIC Regulations, any expenses that are incurred in connection with the formation of a REMIC Trust and the issuance of the REMIC Regular Securities and REMIC Residual Securities are not treated as expenses of the REMIC Trust for which a deduction is allowed. If the deductions allowed to a REMIC Trust exceed its gross income for a calendar quarter, such excess will be a net loss for the REMIC Trust for that calendar quarter. The REMIC Regulations also provide that any gain or loss to a REMIC Trust from the disposition of any asset, including a qualified mortgage or "permitted investment" (as defined in section 860G(a)(5) of the Code) will be treated as ordinary gain or loss.

         A Holder of a REMIC Residual Security may be required to recognize taxable income without being entitled to receive a corresponding amount of cash. This could occur, for example, if the qualified mortgages are considered to be purchased by the REMIC Trust at a discount, some or all of the REMIC Regular Securities are issued at a discount, and the discount included as a result of a prepayment on a Mortgage Loan that is used to pay principal on the REMIC Regular Securities exceeds the REMIC Trust's deduction for unaccrued original issue discount relating to such REMIC Regular Securities. Taxable income may also be greater in earlier years because interest expense deductions, expressed as a percentage of the outstanding principal amount of the REMIC Regular Securities, may increase over time as the earlier classes of REMIC Regular Securities are paid, whereas interest income with respect to any given Mortgage Loan expressed as a percentage of the outstanding principal amount of that Mortgage Loan, will remain constant over time.

         Basis Rules and Distributions. A Holder of a REMIC Residual Security has an initial basis in its Security equal to the amount paid for such REMIC Residual Security. Such basis is increased by amounts included in the income of the Holder and decreased by distributions and by any net loss taken into account with respect to such REMIC Residual Security. A distribution on a REMIC Residual Security to a Holder is not included in gross income to the extent it does not exceed such Holder's basis in the REMIC Residual Security (adjusted as described above) and, to the extent it exceeds the adjusted basis of the REMIC Residual Security, shall be treated as gain from the sale of the REMIC Residual Security.

         A Holder of a REMIC Residual Security is not allowed to take into account any net loss for any calendar quarter to the extent such net loss exceeds such Holder's adjusted basis in its REMIC Residual Security as of the close of such calendar quarter (determined without regard to such net loss). Any loss disallowed by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC Residual Security.

         Excess Inclusions. Any excess inclusions with respect to a REMIC Residual Security are subject to certain special tax rules. With respect to a Holder of a REMIC Residual Security, the excess inclusion for any calendar quarter is defined as the excess (if any) of the daily portions of taxable income over the sum of the "daily accruals" for each day during such quarter that such REMIC Residual Security was held by such Holder. The daily accruals are determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Security at the beginning of the calendar quarter and 120% of the "federal long-term rate" in effect on the Settlement Date, based on quarterly compounding, and properly adjusted for the length of such quarter. For this purpose, the adjusted issue price of a REMIC Residual Security as of the beginning of any calendar quarter is equal to the issue price of the REMIC Residual Security, increased by the amount of daily accruals for all prior quarters and decreased by any distributions made with respect to such REMIC Residual Security before the beginning of such quarter. The issue price of a REMIC Residual Security is the initial offering price to the public (excluding bond houses and brokers) at which a substantial number of the REMIC Residual Securities was sold. The federal long-term rate is a blend of current yields on Treasury securities having a maturity of more than nine years, computed and published monthly by the IRS.

         In general, Holders of REMIC Residual Securities with excess inclusion income cannot offset such income by losses from other activities. For Holders that are subject to tax only on unrelated business taxable income (as defined in section 511 of the Code), an excess inclusion of such Holder is treated as unrelated business taxable income. With respect to variable contracts (within the meaning of section 817 of the Code), a life insurance company cannot adjust its reserve to the extent of any excess inclusion, except as provided in regulations. The

 REMIC Regulations indicate that if a Holder of a REMIC Residual
Security is a member of an affiliated group filing a consolidated income tax return, the taxable income of the affiliated group cannot be less than the sum of the excess inclusions attributable to all residual interests in REMICs held by members of the affiliated group. For a discussion of the effect of excess inclusions on certain foreign investors that own REMIC Residual Securities, see "--Foreign Investors" below.

         The Treasury Department also has the authority to issue regulations that would treat all taxable income of a REMIC Trust as excess inclusions if the REMIC Residual Security does not have "significant value." Although the Treasury Department did not exercise this authority in the REMIC Regulations, future regulations may contain such a rule. If such a rule were adopted, it is unclear how significant value would be determined for these purposes. If no such rule is applicable, excess inclusions should be calculated as discussed above.

         In the case of any REMIC Residual Securities that are held by a real estate investment trust, the aggregate excess inclusions with respect to such REMIC Residual Securities reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of section 857(b)(2) of the Code, excluding any net capital gain) will be allocated among the shareholders of such trust in proportion to the dividends received by such shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Security as if held directly by such shareholder. Similar rules will apply in the case of regulated investment companies, common trust funds and certain cooperatives that hold a REMIC Residual Security.

         Pass-Through of Servicing and Guaranty Fees to Individuals. A Holder of a REMIC Residual Security who is an individual will be required to include in income a share of any servicing and guaranty fees. A deduction for such fees will be allowed to such Holder only to the extent that such fees, along with certain of such Holder's other miscellaneous itemized deductions exceed 2% of such Holder's adjusted gross income. In addition, a Holder of a REMIC Residual Security may not be able to deduct any portion of such fees in computing such Holder's alternative minimum tax liability. A Holder's share of such fees will generally be determined by (i) allocating the amount of such expenses for each calendar quarter on a pro rata basis to each day in the calendar quarter, and
(ii) allocating the daily amount among the Holders in proportion to their respective holdings on such day.

Taxes on a REMIC Trust
         Prohibited Transactions. The Code imposes a tax on a REMIC equal to 100% of the net income derived from "prohibited transactions." In general, a prohibited transaction means the disposition of a qualified mortgage other than pursuant to certain specified exceptions, the receipt of investment income from a source other than a Mortgage Loan or certain other permitted investments, the receipt of compensation for services, or the disposition of an asset purchased with the payments on the qualified mortgages for temporary investment pending distribution on the regular and residual interests.

         Contributions to a REMIC after the Startup Day. The Code imposes a tax on a REMIC equal to 100% of the value of any property contributed to the REMIC after the "startup day" (generally the same as the Settlement Date). Exceptions are provided for cash contributions to a REMIC (i) during the three month period beginning on the startup day, (ii) made to a qualified reserve fund by a Holder of a residual interest, (iii) in the nature of a guarantee, (iv) made to facilitate a qualified liquidation or clean-up call, and (v) as otherwise permitted by Treasury regulations.

         Net Income from Foreclosure Property. The Code imposes a tax on a REMIC equal to the highest corporate rate on "net income from foreclosure property." The terms "foreclosure property" (which includes property acquired by deed in lieu of foreclosure) and "net income from foreclosure property" are defined by reference to the rules applicable to real estate investment trusts. Generally, foreclosure property would be treated as such for a period of three years, with a possible extension. Net income from foreclosure property generally means gain from the sale of foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust.

Sales of REMIC Securities
         General. Except as provided below, if a Regular or REMIC Residual Security is sold, the seller will recognize gain or loss equal to the difference between the amount realized in the sale and its adjusted basis in the Security. The adjusted basis of a REMIC Regular Security generally will equal the cost of such Security to the seller, increased by any original issue discount or market discount included in the seller's gross income with respect to such Security and reduced by distributions on such Security previously received by the seller of amounts included in the stated redemption price at maturity and by any premium that has reduced the seller's interest income with respect to such Security. See "--Discount and Premium." The adjusted basis of a REMIC Residual Security is determined as described above under "--Taxation of Holders of REMIC Residual Securities--Basis Rules and

Distributions." Except as provided in the following paragraph or under section 582(c) of the Code, any such gain or loss will be capital gain or loss, provided such Security is held as a "capital asset" (generally, property held for investment) within the meaning of section 1221 of the Code.

         Gain from the sale of a REMIC Regular Security that might otherwise be capital gain will be treated as ordinary income to the extent that such gain does not exceed the excess, if any, of (i) the amount that would have been includible in the income of the Holder of a REMIC Regular Security had income accrued at a rate equal to 110% of the "applicable federal rate" (generally, an average of current yields on Treasury securities) as of the date of purchase over (ii) the amount actually includible in such Holder's income. In addition, gain recognized on such a sale by a Holder of a REMIC Regular Security who purchased such a Security at a market discount would also be taxable as ordinary income in an amount not exceeding the portion of such discount that accrued during the period such Security was held by such Holder, reduced by any market discount includible in income under the rules described below under "--Discount and Premium."

         If a Holder of a REMIC Residual Security sells its REMIC Residual Security at a loss, the loss will not be recognized if, within six months before or after the sale of the REMIC Residual Security, such Holder purchases another residual interest in any REMIC or any interest in a taxable mortgage pool (as defined in section 7701(i) of the Code) comparable to a residual interest in a REMIC. Such disallowed loss would be allowed upon the sale of the other residual interest (or comparable interest) if the rule referred to in the preceding sentence does not apply to that sale. While this rule may be modified by Treasury regulations, no such regulations have yet been published.

         Transfers of REMIC Residual Securities. Section 860E(e) of the Code imposes a substantial tax, payable by the transferor (or, if a transfer is through a broker, nominee, or other middleman as the transferee's agent, payable by that agent) upon any transfer of a REMIC Residual Security to a disqualified organization and upon a pass-through entity (including regulated investment companies, real estate investment trusts, common trust funds, partnerships, trusts, estates, certain cooperatives, and nominees) that owns a REMIC Residual Security if such pass-through entity has a disqualified organization as a record-holder. For purposes of the preceding sentence, a transfer includes any transfer of record or beneficial ownership, whether pursuant to a purchase, a default under a secured lending agreement or otherwise.

         The term "disqualified organization" includes the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (other than certain taxable instrumentalities), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas, or any organization (other than a farmers' cooperative) that is exempt from federal income tax, unless such organization is subject to the tax on unrelated business income. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (i) residual interests in such entity are not held by disqualified organizations and (ii) information necessary for the application of the tax described herein will be made available. Restrictions on the transfer of a REMIC Residual Security and certain other provisions that are intended to meet this requirement are described in the Pooling and Servicing Agreement, and will be discussed more fully in the related Prospectus Supplement relating to the offering of any REMIC Residual Security. In addition, a pass-through entity (including a nominee) that holds a REMIC Residual Security may be subject to additional taxes if a disqualified organization is a record-holder therein. A transferor of a REMIC Residual Security (or an agent of a transferee of a REMIC Residual Security, as the case may be) will be relieved of such tax liability if (i) the transferee furnishes to the transferor (or the transferee's agent) an affidavit that the transferee is not a disqualified organization, and (ii) the transferor (or the transferee's agent) does not have actual knowledge that the affidavit is false at the time of the transfer. Similarly, no such tax will be imposed on a pass-through entity for a period with respect to an interest therein owned by a disqualified organization if (i) the record-holder of such interest furnishes to the pass-through entity an affidavit that it is not a disqualified organization, and (ii) during such period, the pass-through entity has no actual knowledge that the affidavit is false.

         The Taxpayer Relief Act of 1997 adds provisions to the Code that will apply to an "electing large partnership." If an electing large partnership holds a Residual Certificate, all interests in the electing large partnership are treated as held by disqualified organizations for purposes of the tax imposed upon a pass-through entity by section 860E(e) of the Code. An exception to this tax, otherwise available to a pass-through entity that is furnished certain affidavits by record holders of interests in the entity and that does not know such affidavits are false, is not available to an electing large partnership.

         Under the REMIC Regulations, a transfer of a "noneconomic residual interest" to a U.S. Person (as defined below in "--Foreign Investors--Grantor Trust Securities and REMIC Regular Securities") will be disregarded for all federal tax purposes unless no significant purpose of the transfer is to impede the assessment or collection of tax. A REMIC Residual Security would be treated as constituting a noneconomic residual interest unless, at the time of the transfer, (i) the present value of the expected future distributions on the REMIC Residual Security is no less than the product of the present value of the "anticipated excess inclusions" with respect to such Security and the highest corporate rate of tax for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the applicable REMIC Trust in an amount sufficient to satisfy the liability for income tax on any "excess inclusions" at or after the time when such liability accrues. Anticipated excess inclusions are the excess inclusions that are anticipated to be allocated to each calendar quarter (or portion thereof) following the transfer of a REMIC Residual Security, determined as of the date such Security is transferred and based on events that have occurred as of that date and on the Prepayment Assumption. See "--Discount and Premium" and "--Taxation of Holders of REMIC Residual Securities--Excess Inclusions."

         The REMIC Regulations provide that a significant purpose to impede the assessment or collection of tax exists if, at the time of the transfer, a transferor of a REMIC Residual Security has "improper knowledge" (i.e., either knew, or should have known, that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC Trust). A transferor is presumed not to have improper knowledge if (i) the transferor conducts, at the time of a transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor finds that the transferee has historically paid its debts as they come due and finds no significant evidence to indicate that the transferee will not continue to pay its debts as they come due in the future; and (ii) the transferee makes certain representations to the transferor in the affidavit relating to disqualified organizations discussed above. Transferors of a REMIC Residual Security should consult with their own tax advisors for further information regarding such transfers.

         Reporting and Other Administrative Matters. For purposes of the administrative provisions of the Code, each REMIC Trust will be treated as a partnership and the Holders of REMIC Residual Securities will be treated as partners. The Trustee will prepare, sign and file federal income tax returns for each REMIC Trust, which returns are subject to audit by the IRS. Moreover, within a reasonable time after the end of each calendar year, the Trustee will furnish to each Holder that received a distribution during such year a statement setting forth the portions of any such distributions that constitute interest distributions, original issue discount, and such other information as is required by Treasury regulations and, with respect to Holders of REMIC Residual Securities in a REMIC Trust, information necessary to compute the daily portions of the taxable income (or net loss) of such REMIC Trust for each day during such year. The Trustee will also act as the tax matters partner for each REMIC Trust, either in its capacity as a Holder of a REMIC Residual Security or in a fiduciary capacity. Each Holder of a REMIC Residual Security, by the acceptance of its REMIC Residual Security, agrees that the Trustee will act as its fiduciary in the performance of any duties required of it in the event that it is the tax matters partner.

         Each Holder of a REMIC Residual Security is required to treat items on its return consistently with the treatment on the return of the REMIC Trust, unless the Holder either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC Trust. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC Trust level.

Termination
         In general, no special tax consequences will apply to a Holder of a REMIC Regular Security upon the termination of a REMIC Trust by virtue of the final payment or liquidation of the last Mortgage Loan remaining in the Trust Estate. If a Holder of a REMIC Residual Security's adjusted basis in its REMIC Residual Security at the time such termination occurs exceeds the amount of cash distributed to such Holder in liquidation of its interest, although the matter is not entirely free from doubt, it would appear that the Holder of the REMIC Residual Security is entitled to a loss equal to the amount of such excess.

Debt Securities

General
         With respect to each series of Debt Securities, Dewey Ballantine LLP, special tax counsel to the Company, will deliver its opinion to the Company that (unless otherwise limited in the related Prospectus Supplement) the Securities will be classified as debt of the Company secured by the related Mortgage Loans. Consequently, the Debt Securities will not be treated as ownership interests in the Mortgage Loans or the Trust. Holders will be required to report income received with respect to the Debt Securities in accordance with their normal method of accounting. For additional tax consequences relating to Debt Securities purchased at a discount or with premium, see "--Discount and Premium," below.

Special Tax Attributes
         As described above, Grantor Trust Securities will possess certain special tax attributes by virtue of their being ownership interests in the underlying Mortgage Loans. Similarly, REMIC Securities will possess similar attributes by virtue of the REMIC provisions of the Code. In general, Debt Securities will not possess such special tax attributes. Investors to whom such attributes are important should consult their own tax advisors regarding investment in Debt Securities.

Sale or Exchange
         If a Holder of a Debt Security sells or exchanges such Security, the Holder will recognize gain or loss equal to the difference, if any, between the amount received and the Holder's adjusted basis in the Security. The adjusted basis in the Security generally will equal its initial cost, increased by any original issue discount or market discount previously included in the seller's gross income with respect to the Security and reduced by the payments previously received on the Security, other than payments of qualified stated interest, and by any amortized premium.

         In general (except as described in "--Discount and Premium--Market Discount," below), except for certain financial institutions subject to section 582(c) of the Code, any gain or loss on the sale or exchange of a Debt Security recognized by an investor who holds the Security as a capital asset (within the meaning of section 1221 of the Code), will be capital gain or loss and will be long-term or short-term depending on whether the Security has been held for more than one year.

PARTNERSHIP INTERESTS

                  With respect to each series of Partnership Interests, Dewey Ballantine LLP, special tax counsel to the Company, will deliver its opinion to the Company that (unless otherwise limited in the related Prospectus Supplement) the Trust will be treated as a partnership and not an association taxable as a corporation for federal income tax purposes. Such opinion shall be attached on Form 8-K to be filed with the Commission within fifteen days after the initial issuance of such Securities or filed with the Commission as a post-effective amendment to the Prospectus. Accordingly, each Holder of a Partnership Interest will generally be treated as the owner of an interest in the Mortgage Loans and/or Home Improvement Contracts included in the Partnership.

Special Tax Attributes
                  As described above, Grantor Trust Securities will possess certain special tax attributes by virtue of their being ownership interests in the underlying Mortgage Loans. Similarly REMIC Securities and FASIT Securities will possess similar attributes by virtue of the REMIC and FASIT provisions of the Code. In general, Partnership Interests will not possess such special tax attributes. Investors to whom such attributes are important should consult their own tax advisors regarding investment in Partnership Interests.

Taxation of Holders of Partnership Interests
                  If the Trust is treated as a partnership for Federal Income Tax Purposes, the Trust will not be subject to federal income tax. Instead, each Holder of a Partnership Interest will be required to separately take into account an allocable share of income, gains, losses, deductions, credits and other tax items of the Trust. These partnership allocations are made in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents).

                  The Trust's assets will be the assets of the partnership. The Trust's income will consist primarily of interest and finance charges earned on the underlying

Mortgage Loans and/or Home Improvement Contracts. The Trust's deductions will consist primarily of interest accruing with respect to any indebtedness issued by the Trust, servicing and other fees, and losses or deductions upon collection or disposition of the Trust's assets.

                  In certain instances, the Trust could have an obligation to make payments of withholding tax on behalf of a Holder of a Partnership Interest. (See "Backup Withholding" and "Foreign Investors" below).

                  Substantially all of the taxable income allocated to a Holder of a Partnership Interest that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute "unrelated business taxable income" generally taxable to such a holder under the Code.

                  Under section 708 of the Code, the Trust will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the Trust are sold or exchanged within a 12-month period. Under the final regulations issued on May 9, 1997 if such a termination occurs, the Trust is deemed to contribute all of its assets and liabilities to a newly formed partnership in exchange for a partnership interest. Immediately thereafter, the terminated partnership distributes interests in the new partnership to the purchasing partner and remaining partners in proportion to their interests in liquidation of the terminated partnership.

Sale or Exchange of Partnership Interests
                  Generally, capital gain or loss will be recognized on a sale or exchange of Partnership Interests in an amount equal to the difference between the amount realized and the seller's tax basis in the Partnership Interests sold. A Holder of a Partnership Interest's tax basis in a Partnership Interest will generally equal the Holder's cost increased by the Holder's share of Trust income (includible in income) and decreased by any distributions received with respect to such Partnership Interest. In addition, both the tax basis in the Partnership Interest and the amount realized on a sale of a Partnership Interest would take into account the Holder's share of any indebtedness of the Trust. A Holder acquiring Partnership Interests at different prices may be required to maintain a single aggregate adjusted tax basis in such Partnership Interest, and upon sale or other disposition of some of the Partnership Interests, allocate a portion of such aggregate tax basis to the Partnership Interests sold (rather than maintaining a separate tax basis in each Partnership Interest for purposes of computing gain or loss on a sale of that Partnership Interest).

                  Any gain on the sale of a Partnership Interest attributable to the Holder's share of unrecognized accrued market discount on the assets of the Trust would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. If a Holder of a Partnership Interest is required to recognize an aggregate amount of income over the life of the Partnership Interest that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Partnership Interest. If a Holder sells its Partnership Interest at a profit or loss, the transferee will have a higher or lower basis in the Partnership Interests than the transferor had. The tax basis of the Trust's assets will not be adjusted to reflect that higher or lower basis unless the Trust files an election under section 754 of the Code.

Partnership Reporting Matters
                  The Owner Trustee is required to (i) keep complete and accurate books of the Trust, (ii) file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Trust and (iii) report each Holder of a Partnership Interest's allocable share of items of Trust income and expense to Holders and the IRS on Schedule K-1. The Trust will provide the Schedule K-1 information to nominees that fail to provide the Trust with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Partnership Interests. Generally, Holder of a Partnership Interests must file tax returns that are consistent with the information return filed by the Trust or be subject to penalties unless the Holder of a Partnership Interest notifies the IRS of all such inconsistencies.

                  Under section 6031 of the Code, any person that holds Partnership Interests as a nominee at any time during a calendar year is required to furnish the Trust with a statement containing certain information on the nominee, the beneficial owners and the Partnership Interests so held. Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and identification number of such person, (y) whether such person is a United States person, a tax-exempt entity or a foreign government, and international organization, or any wholly owned agency or instrumentality of either of the foregoing, and (z) certain information on Partnership Interests that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Partnership Interests through a nominee are required to furnish directly to the Trust information as to themselves and their ownership of Partnership Interests. A clearing agency registered under section 17A of the Exchange Act is not required to furnish any such information statement to the Trust. Nominees, brokers and financial institutions that fail to provide the Trust with the information described above may be subject to penalties.

                  The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust by the appropriate taxing authorities could result in an adjustment of the returns of the Holder of a Partnership Interests, and, under certain circumstances, a Holder of a Partnership Interest may be precluded from separately litigating a proposed adjustment to the items of the Trust. An adjustment could also result in an audit of the Holder of a Partnership Interest's returns and adjustments of items note related to the income and losses of the Trust.

FASIT SECURITIES

                  If provided in a related Prospectus Supplement, an election will be made to treat the Trust as a FASIT within the meaning of Code Section 860L(a). Qualification as a FASIT requires ongoing compliance with certain conditions. With respect to each series of Securities for which an election is made, Dewey Ballantine LLP, special tax counsel to the Company, will deliver its opinion to the Company that (unless otherwise limited in the related Prospectus Supplement), assuming compliance with the Pooling and Servicing Agreement, the Trust will be treated as a FASIT for federal income tax purposes. A Trust for which a FASIT election is made will be referred to herein as a "FASIT Trust." The Securities of each class will be designated as "regular interests" or "high-yield regular interests" in the FASIT Trust except that one separate class will be designated as the "ownership interest" in the FASIT Trust. The Prospectus Supplement for each series of Securities will state whether Securities of each class will constitute either a regular interest or a high-yield regular interest (a FASIT Regular Security) or an ownership interest (a FASIT Ownership Security). Such opinion shall be attached on Form 8-K to be filed with the Commission within fifteen days after the initial issuance of such Securities or filed with the Commission as a post-effective amendment to the Prospectus.

Special Tax Attributes
                  FASIT Securities held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Sections 856(c)(5)(A) and 856(c)(6) and interest on the FASIT Regular Securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B) in the same proportion that, for both purposes, the assets of the FASIT Trust and the income thereon would be so treated. FASIT Regular Securities held by a domestic building and loan association will be treated as "regular interest[s] in a FASIT" under Code Section 7701(a)(19)(C)(xi), but only in the proportion that the FASIT Trust holds "loans . . . secured by an interest in real property which is . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v). If at all times 95% or more of the assets of the FASIT Trust or the income thereon qualify for the foregoing treatments, the FASIT Regular Securities will qualify for the corresponding status in their entirety. For purposes of Code Section 856(c)(5)(A), payments of principal and interest on a Mortgage Loan that are reinvested pending distribution to holders of FASIT Regular Securities should qualify for such treatment. FASIT Regular Securities held by a regulated investment company will not constitute "government securities" within the meaning of Code Section 851(b)(4)(A)(i). FASIT Regular Securities held by certain financial institutions will constitute an "evidence of indebtedness" within the meaning of Code Section 582(c)(1).

Taxation of Holders of FASIT Regular Securities
                  A FASIT Trust will not be subject to federal income tax except with respect to income from prohibited transactions and in certain other instances as described below. The FASIT Regular Securities generally will be treated for federal income tax purposes as newly-originated debt instruments. In general, interest, original issue discount ("OID") and market discount on a FASIT Regular Security will be treated as ordinary income to the Holder, and principal payments (other than principal payments that do not exceed accrued market discount) on an FASIT Regular Security will be treated as a return of capital to the extent of the Holder's basis allocable thereto. Holders must use the accrual method of accounting with respect to FASIT Regular Securities, regardless of the method of accounting otherwise used by such Holders. See discussion of "Discount and Premium" below.

                  In order for the FASIT Trust to qualify as a FASIT, there must be ongoing compliance with the requirements set forth in the Code. The FASIT must fulfill an asset test, which requires that substantially all the assets of the FASIT, as of the close of the third calendar month beginning after the "Startup Day" (which for purposes of this discussion is the date of the initial issuance of the FASIT Securities) and at all times thereafter, must consist of cash or cash equivalents, certain debt instruments (other than debt instruments issued by the owner of the FASIT or a related party) and hedges (and contracts to acquire the same), foreclosure property and regular interests in another FASIT or in a REMIC. Based on identical statutory language applicable to REMICs, it appears that the "substantially all" requirement should be met if at all times the aggregate adjusted basis of the nonqualified assets is less than one percent of the aggregate adjusted basis of all the FASIT's assets. The FASIT provisions of the Code (sections 860H through 860L) also require the FASIT ownership interest and certain "high-yield regular interests" (described below) to be held only by certain fully taxable domestic corporations.

                  Permitted debt instruments must bear interest, if any, at a fixed or qualified variable rate. Permitted hedges include interest rate or foreign currency notional principal contracts, letters of credit, insurance, guarantees of payment default and similar instruments to be provided in regulations, and which are reasonably required to guarantee or hedge against the FASIT's risks associated with being the obligor on interests issued by the FASIT. Foreclosure property is real property acquired by the FASIT in connection with the default or imminent default of a qualified mortgage, provided the Depositor had no knowledge or reason to know as of the date such asset was acquired by the FASIT that such a default had occurred or would occur.

                  In addition to the foregoing requirements, the various interests in a FASIT also must meet certain requirements. All of the interests in a FASIT must be either of the following: (a) one or more classes of regular interests or (b) a single class of ownership interest. A regular interest is an interest in a FASIT that is issued on or after the Startup Day with fixed terms, is designated as a regular interest, and (i) unconditionally entitles the holder to receive a specified principal amount (or other similar amount), (ii) provides that interest payments (or other similar amounts), if any, at or before maturity either are payable based on a fixed rate or a qualified variable rate, (iii) has a stated maturity of not longer than 30 years, (iv) has an issue price not greater than 125% of its stated principal amount, and (v) has a yield to maturity not greater than 5 percentage points higher than the related applicable Federal rate (as defined in Code section 1274(d)). In order to meet the 30 year maturity requirement, the FASIT Regular Securities will be retired and replaced, to the extent then-outstanding, with new regular interests on the 30th anniversary of the date of issuance of the FASIT Regular Securities. A regular interest that is described in the preceding sentence except that if fails to meet one or more of requirements (i), (ii) (iv) or (v) is a "high-yield regular interest." A high-yield regular interest that fails requirement (ii) must consist of a specified, nonvarying portion of the interest payments on the permitted assets, by reference to the REMIC rules. An ownership interest is an interest in a FASIT other than a regular interest that is issued on the Startup Day, is designated an ownership interest and is held by a single, fully-taxable, domestic corporation. An interest in a FASIT may be treated as a regular interest even if payments of principal with respect to such interest are subordinated to payments on other regular interests or the ownership interest in the FASIT, and are dependent on the absence of defaults or delinquencies on permitted assets lower than reasonably expected returns on permitted assets, unanticipated expenses incurred by the FASIT or prepayment interest shortfalls.

                  If an entity fails to comply with one or more of the ongoing requirements of the Code for status as a FASIT during any taxable year, the Code provides that the entity or applicable potion thereof will not be treated as a FASIT thereafter. In this event, any entity that holds mortgage loans and is the obligor with respect to debt obligations with two or more maturities, such as the Trust Fund, may be treated as a separate association taxable as a corporation, and the FASIT Regular Securities may be treated as equity interests therein. The legislative history to the FASIT Provisions indicates, however, that an entity can continue to be a FASIT if loss of its status was inadvertent, it takes prompt steps to requalify and other requirements that may be provided in Treasury regulations are met. Loss of FASIT status results in retirement of all regular interests and their reissuance. If the resulting instruments would be treated as equity under general tax principles, cancellation of debt income may result.

Taxes on a FASIT Trust
                  Income from certain transactions by a FASIT, called prohibited transactions, are taxable to the holder of the ownership interest in a FASIT at a 100% rate. Prohibited transactions generally include (i) the disposition of a permitted asset other than for (a) foreclosure, default, or imminent default of a qualified mortgage, (b) bankruptcy or insolvency of the FASIT, (c) a qualified (complete) liquidation, (d) substitution for another permitted debt instrument or distribution of the debt instrument to the holder of the ownership interest to reduce overcollateralization, but only if a principal purpose of acquiring the debt instrument which is disposed of was not the recognition of gain (or the reduction of a loss) on the withdrawn asset as a result of an increase in the market value of the asset after its acquisition by the FASIT or (e) the retirement of a Class of FASIT regular interests; (ii) the receipt of income from nonpermitted assets; (iii) the receipt of compensation for services; or
(iv) the receipt of any income derived from a loan originated by the FASIT. It is unclear the extent to which tax on such transactions could be collected from the FASIT Trust directly under the applicable statutes rather than from the holder of the FASIT Residual Security.

                  DUE TO THE COMPLEXITY OF THESE RULES, THE ABSENCE OF TREASURY REGULATIONS AND THE CURRENT UNCERTAINTY AS TO THE MANNER TO THEIR APPLICATION TO THE TRUST AND TO

HOLDERS OF FASIT SECURITIES, IT IS PARTICULARLY IMPORTANT THAT
POTENTIAL INVESTORS CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX TREATMENT OF THEIR ACQUISITION OWNERSHIP AND DISPOSITION OF THE FASIT REGULAR SECURITIES.

Discount and Premium

         A Security purchased for an amount other than its outstanding principal amount will be subject to the rules governing original issue discount, market discount or premium. In addition, all Grantor Trust Strip Securities and certain Grantor Trust Fractional Interest Securities will be treated as having original issue discount by virtue of the coupon stripping rules in section 1286 of the Code. In very general terms, (i) original issue discount is treated as a form of interest and must be included in a Holder's income as it accrues (regardless of the Holder's regular method of accounting) using a constant yield method; (ii) market discount is treated as ordinary income and must be included in a Holder's income as principal payments are made on the Security (or upon a sale of a Security); and (iii) if a Holder so elects, premium may be amortized over the life of the Security and offset against inclusions of interest income. These tax consequences are discussed in greater detail below.

Original Issue Discount
         In general, a Security will be considered to be issued with original issue discount equal to the excess, if any, of its "stated redemption price at maturity" over its "issue price." The issue price of a Security is the initial offering price to the public (excluding bond houses and brokers) at which a substantial number of the Securities was sold. The issue price also includes any accrued interest attributable to the period between the beginning of the first Remittance Period and the Settlement Date. The stated redemption price at maturity of a Security that has a notional principal amount or receives principal only or that is or may be an Accrual Security is equal to the sum of all distributions to be made under such Security. The stated redemption price at maturity of any other Security is its stated principal amount, plus an amount equal to the excess (if any) of the interest payable on the first Payment Date over the interest that accrues for the period from the Settlement Date to the first Payment Date.

         Notwithstanding the general definition, original issue discount will be treated as zero if such discount is less than 0.25% of the stated redemption price at maturity multiplied by its weighted average life. The weighted average life of a Security is apparently computed for this purpose as the sum, for all distributions included in the stated redemption price at maturity of the amounts determined by multiplying (i) the number of complete years (rounding down for partial years) from the Settlement Date until the date on which each such distribution is expected to be made under the assumption that the Mortgage Loans prepay at the rate specified in the related Prospectus Supplement (the "Prepayment Assumption") by (ii) a fraction, the numerator of which is the amount of such distribution and the denominator of which is the Security's stated redemption price at maturity. If original issue discount is treated as zero under this rule, the actual amount of original issue discount must be allocated to the principal distributions on the Security and, when each such distribution is received, gain equal to the discount allocated to such distribution will be recognized.

         Section 1272(a)(6) of the Code contains special original issue discount rules directly applicable to REMIC Securities and Debt Securities. The Taxpayer Relief Act of 1997 extends application of Section 1272(a)(6) to the Grantor Trust Securities for tax years beginning after August 5, 1997. Under these rules (described in greater detail below), (i) the amount and rate of accrual of original issue discount on each series of Securities will be based on (x) the Prepayment Assumption, and (y) in the case of a Security calling for a variable rate of interest, an assumption that the value of the index upon which such variable rate is based remains equal to the value of that rate on the

Settlement Date, and (ii) adjustments will be made in the amount of discount accruing in each taxable year in which the actual prepayment rate differs from the Prepayment Assumption.

         Section 1272(a)(6)(B)(iii) of the Code requires that the prepayment assumption used to calculate original issue discount be determined in the manner prescribed in Treasury regulations. To date, no such regulations have been promulgated. The legislative history of this Code provision indicates that the assumed prepayment rate must be the rate used by the parties in pricing the particular transaction. The Sponsor anticipates that the Prepayment Assumption for each series of Securities will be consistent with this standard. The Sponsor makes no representation, however, that the Mortgage Loans for a given series will prepay at the rate reflected in the Prepayment Assumption for that series or at any other rate. Each investor must make its own decision as to the appropriate prepayment assumption to be used in deciding whether or not to purchase any of the Securities.

         Each Holder must include in gross income the sum of the "daily portions" of original issue discount on its Security for each day during its taxable year on which it held such Security. For this purpose, in the case of an original Holder, the daily portions of original issue discount will be determined as follows. A calculation will first be made of the portion of the original issue discount that accrued during each "accrual period." The Trustee will supply, at the time and in the manner required by the IRS, to Holders, brokers and middlemen information with respect to the original issue discount accruing on the Securities. Unless otherwise disclosed in the related Prospectus Supplement, the Trustee will report original issue discount based on accrual periods of one month, each beginning on a payment date (or, in the case of the first such period, the Settlement Date) and ending on the day before the next payment date.

         Under section 1272(a)(6) of the Code, the portion of original issue discount treated as accruing for any accrual period will equal the excess, if any, of (i) the sum of (A) the present values of all the distributions remaining to be made on the Security, if any, as of the end of the accrual period and (B) the distribution made on such Security during the accrual period of amounts included in the stated redemption price at maturity, over (ii) the adjusted issue price of such Security at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated based on (i) the yield to maturity of the Security, calculated as of the Settlement Date, giving effect to the Prepayment Assumption, (ii) events (including actual prepayments) that have occurred prior to the end of the accrual period, (iii) the Prepayment Assumption, and (iv) in the case of a Security calling for a variable rate of interest, an assumption that the value of the index upon which such variable rate is based remains the same as its value on the Settlement Date over the entire life of such Security. The adjusted issue price of a Security at any time will equal the issue price of such Security, increased by the aggregate amount of previously accrued original issue discount with respect to such Security, and reduced by the amount of any distributions made on such Security as of that time of amounts included in the stated redemption price at maturity. The original issue discount accruing during any accrual period will then be allocated ratably to each day during the period to determine the daily portion of original issue discount.

         In the case of Grantor Trust Strip Securities and certain REMIC Securities, the calculation described in the preceding paragraph may produce a negative amount of original issue discount for one or more accrual periods. No definitive guidance has been issued regarding the treatment of such negative amounts. The legislative history to section 1272(a)(6) indicates that such negative amounts may be used to offset subsequent positive accruals but may not offset prior accruals and may not be allowed as a deduction item in a taxable year in which negative accruals exceed positive accruals. Holders of such Securities should consult their own tax advisors concerning the treatment of such negative accruals.

         A subsequent purchaser of a Security that purchases such Security at a cost less than its remaining stated redemption price at maturity also will be required to include in gross income for each day on which it holds such Security, the daily portion of original issue discount with respect to such Security (but reduced, if the cost of such Security to such purchaser exceeds its adjusted issue price, by an amount equal to the product of (i) such daily portion and (ii) a constant fraction, the numerator of which is such excess and the denominator of which is the sum of the daily portions of original issue discount on such Security for all days on or after the day of purchase).

Market Discount
         A Holder that purchases a Security at a market discount, that is, at a purchase price less than the remaining stated redemption price at maturity of such Security (or, in the case of a Security with original issue discount, its adjusted issue price), will be required to allocate each principal distribution first to accrued market discount on the Security, and recognize ordinary income to the extent such distribution does not exceed the aggregate amount of accrued market discount on such Security not previously included in income. With respect to Securities that have unaccrued original issue discount, such market discount must be included in income in addition to any original issue discount. A Holder that incurs or continues indebtedness to acquire a Security at a market discount may also be required to defer the deduction of all or a portion of the interest on such indebtedness until the corresponding amount of market discount is included in income. In general terms, market discount on a Security may be treated as accruing either (i) under a constant yield method or (ii) in proportion to remaining accruals of original issue discount, if any, or if none, in proportion to remaining distributions of interest on the Security, in any case taking into account the Prepayment Assumption. The Trustee will make available, as required by the IRS, to Holders of Securities information necessary to compute the accrual of market discount.

         Notwithstanding the above rules, market discount on a Security will be considered to be zero if such discount is less than 0.25% of the remaining stated redemption price at maturity of such Security multiplied by its weighted average remaining life. Weighted average remaining life presumably would be calculated in a manner similar to weighted average life, taking into account payments (including prepayments) prior to the date of acquisition of the Security by the subsequent purchaser. If market discount on a Security is treated as zero under this rule, the actual amount of market discount must be allocated to the remaining principal distributions on the Security and, when each such distribution is received, gain equal to the discount allocated to such distribution will be recognized.

Securities Purchased at a Premium
         A purchaser of a Security that purchases such Security at a cost greater than its remaining stated redemption price at maturity will be considered to have purchased such Security (a "Premium Security") at a premium. Such a purchaser need not include in income any remaining original issue discount and may elect, under section 171(c)(2) of the Code, to treat such premium as "amortizable bond premium." If a Holder makes such an election, the amount of any interest payment that must be included in such Holder's income for each period ending on a Payment Date will be reduced by the portion of the premium allocable to such period based on the Premium Security's yield to maturity. Such premium amortization should be made using constant yield principles. If such election is made by the Holder, the election will also apply to all bonds the interest on which is not excludible from gross income ("fully taxable bonds") held by the Holder at the beginning of the first taxable year to which the election applies and to all such fully taxable bonds thereafter acquired by it, and is irrevocable without the consent of the IRS. If such an election is not made, (i) such a Holder must include the full amount of each interest payment in income as it accrues, and (ii) the premium must be allocated to the principal distributions on the Premium Security and, when each such distribution is received, a loss equal to the premium allocated to such distribution will be recognized. Any tax benefit from the premium not previously recognized will be taken into account in computing gain or loss upon the sale or disposition of the Premium Security.

         Some Securities may provide for only nominal distributions of principal in comparison to the distributions of interest thereon. It is possible that the IRS or the Treasury Department may issue guidance excluding such Securities from the rules generally applicable to debt instruments issued at a premium. In particular, it is possible that such a Security will be treated as having original issue discount equal to the excess of the total payments to be received thereon over its issue price. In such event, section 1272(a)(6) of the Code would govern the accrual of such original issue discount, but a Holder would recognize substantially the same income in any given period as would be recognized if an election were made under section 171(c)(2) of the Code. Unless and until the Treasury Department or the IRS publishes specific guidance relating to the tax treatment of such Securities, the Trustee intends to furnish tax information to Holders of such Securities in accordance with the rules described in the preceding paragraph.

Special Election
         For any Security acquired on or after April 4, 1994, a Holder may elect to include in gross income all "interest" that accrues on the Security by using a constant yield method. For purposes of the election, the term "interest" includes stated interest, acquisition discount, original issue discount, de minimis original issue discount, market discount, de minimis market discount and unstated interest as adjusted by any amortizable bond premium or acquisition premium. A Holder should consult its own tax advisor regarding the time and manner of making and the scope of the election and the implementation of the constant yield method.

Backup Withholding

         Distributions of interest and principal, as well as distributions of proceeds from the sale of Securities, may be subject to the "backup withholding tax" under section 3406 of the Code at a rate of 31% if recipients of such distributions fail to furnish to the payor certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from such tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax. Furthermore, certain penalties may be imposed by the IRS on a recipient of distributions that is required to supply information but that does not do so in the proper manner.

                  The Internal Revenue Service recently issued final regulations (the "Withholding Regulations"), which change certain of the rules relating to certain presumptions currently available relating to information reporting and backup withholding. The Withholding Regulations would provide alternative methods of satisfying the beneficial ownership certification requirement. The Withholding Regulations are effective January 1, 1999, although valid withholding certificates that are held on December 31, 1998 remain valid until the earlier of December 31, 1999 or the due date of expiration of the certificate under the rules as currently in effect.

Foreign Investors

                  The Withholding Regulations would require, in the case of Securities held by a foreign partnership, that (x) the certification described above be provided by the partners rather than by the foreign partnership and (y) the partnership provide certain information, including a United States taxpayer identification number. See "--Backup Withholding" above. A look-through rule would apply in the case of tiered partnerships. Non-U.S. Persons should consult their own tax advisors regarding the application to them of the Withholding Regulations.

Grantor Trust Securities and REMIC Regular Securities
         Distributions made on a Grantor Trust Security, Debt Security or a REMIC Regular Security to, or on behalf of, a Holder that is not a U.S. Person generally will be exempt from U.S. federal income and withholding taxes. The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income, or a trust if a court within the United States can exercise primary supervision over its administration and at least one United States fiduciary has the authority to control all substantial decisions of the trust. This exemption is applicable provided (a) the Holder is not subject to U.S. tax as a result of a connection to the United States other than ownership of the Security, (b) the Holder signs a statement under penalties of perjury that certifies that such Holder is not a U.S. Person, and provides the name and address of such Holder, and (c) the last U.S. Person in the chain of payment to the Holder receives such statement from such Holder or a financial institution holding on its behalf and does not have actual knowledge that such statement is false. Holders should be aware that the IRS might take the position that this exemption does not apply to a Holder that also owns 10% or more of the REMIC Residual Securities of any REMIC trust, or to a Holder that is a "controlled foreign corporation" described in section 881(c)(3)(C) of the Code.

REMIC Residual Securities and FASIT Ownership Securities
         Amounts distributed to a Holder of a REMIC Residual Security that is a not a U.S. Person generally will be treated as interest for purposes of applying the 30% (or lower treaty rate) withholding tax on income that is not effectively connected with a U.S. trade or business. Temporary Treasury Regulations clarify that amounts not constituting excess inclusions that are distributed on a REMIC Residual Security or FASIT Ownership Security to a Holder that is not a U.S. Person generally will be exempt from U.S. federal income and withholding tax, subject to the same conditions applicable to distributions on Grantor Trust Securities, Debt Securities and REMIC Regular Securities, as described above, but only to the extent that the obligations directly underlying the REMIC or FASIT Trust that issued the REMIC Residual Security or FASIT (e.g., Mortgage Loans or regular interests in another REMIC or FASIT) were issued after July 18, 1984. In no case will any portion of REMIC or FASIT income that constitutes an excess inclusion be entitled to any exemption from the withholding tax or a reduced treaty rate for withholding. See "--REMIC Securities--Taxation of Holders of REMIC Residual Securities--Excess Inclusions" herein.

Partnership Interests
                  Depending upon the particular terms of the Trust Agreement and Sale and Servicing Agreement, a Trust may be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. persons. If the Trust is considered to be engaged in a trade or business in the United States for such purposes and the Trust is treated as a partnership, the income of the Trust distributable to a non-U.S. person would be subject to federal withholding tax. Also, in such cases, a non-U.S. Holder of a Partnership Interest that is a corporation may be subject to the branch profits tax. If the Trust is notified that a Holder of a Partnership Interest is a foreign person, the Trust may withhold as if it were engaged in a trade or business in the United States in order to protect the Trust from possible adverse consequences of a failure to withhold. A foreign holder generally would be entitled to file with the IRS a claim for refund with respect to withheld taxes, taking the position that no taxes were due because the Trust was not in a U.S. trade or business.

FASIT Regular Securities
                  Certain "high-yield" FASIT Regular Securities may not be sold to or beneficially owned by Non-U.S. Persons. Any such purported transfer will be null and void and, upon the Trustee's discovery of any purported transfer in violation of this requirement, the last preceding owner of such high-yield FASIT Regular Securities will be restored to ownership thereof as completely as possible. Such last preceding owner will, in any event, be taxable on all income with respect to such high-yield FASIT Regular Securities for federal income tax purposes. The Pooling and Servicing Agreement will provide that, as a condition to transfer of a high-yield FASIT Regular Security, the proposed transferee must furnish an affidavit as to its status as a U.S. Person and otherwise as a permitted transferee.

                            STATE TAX CONSIDERATIONS

         In addition to the federal income tax consequences described in "Material Federal Income Tax Consequences," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the Securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the Securities.

                              ERISA CONSIDERATIONS

GENERAL

         Section 406 of ERISA and Section 4975 of the Code prohibit a pension, profit sharing or other employee benefit plan (a "Plan") and certain individual retirement arrangements from engaging in certain transactions involving "plan assets" with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to the Plan, unless a statutory or administrative exemption applies to the transaction. ERISA and the Code also prohibit generally certain actions involving conflicts of interest by persons who are fiduciaries of such Plans or arrangements. A violation of these "prohibited transaction" rules may generate excise tax and other liabilities under ERISA and the Code for such persons. In addition, investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements. Accordingly, assets of such plans may be invested in Securities without regard to the ERISA considerations discussed below, subject to the provisions of other applicable federal, state and local law. Any such plan which is qualified and exempt from taxation under

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Section 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

         Certain transactions involving the Trust might be deemed to constitute prohibited transactions under ERISA and the Code with respect to a Plan (including an individual retirement arrangement) that purchased Securities, if the assets of the Trust were deemed to be assets of the Plan. Under a regulation (the "Plan Assets Regulation") issued by the United States Department of Labor (the "DOL"), the assets of the Trust would be treated as plan assets of a Plan for the purposes of ERISA and the Code only if the Plan acquired an equity interest in the Trust and none of the exceptions contained in the Plan Assets Regulation were applicable. An "equity interest" is defined under the Plan Assets Regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. In addition, in John Hancock Mutual Life Insurance Co. v. Harris Trust and Savings Bank, 510 U.S. 86 (1993), the United States Supreme Court ruled that assets held in an insurance company's general account may be deemed to be "plan assets" for ERISA purposes under certain circumstances. Therefore, in the absence of an exemption, the purchase, sale or holding of a Security by a Plan (including certain individual retirement arrangements) subject to Section 406 of ERISA or Section 4975 of the Code might result in prohibited transactions and the imposition of excise taxes and civil penalties.

CERTIFICATES

         The DOL has issued to various underwriters individual prohibited transaction exemptions (the "Underwriter Exemptions"), which generally exempt from the application of the prohibited transaction provisions of Section 406(a),
Section 406(b)(1), Section 406(b)(2) and Section 407(a) of ERISA and the excise taxes imposed pursuant to Sections 4975(a) and (b) of the Code, certain transactions with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of secured receivables, secured loans and other secured obligations that meet the conditions and requirements of the Underwriter Exemptions. The Underwriter Exemptions will only be available for Securities that are Certificates.

         Among the conditions that must be satisfied in order for the Underwriter Exemptions to apply to offered certificates are the following:

         (1) the acquisition of the certificates by a Plan is on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

         (2) the rights and interests evidenced by the certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust;

         (3) the certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the three highest generic rating categories from Standard & Poor's, Moody's, Duff & Phelps Credit Rating Co. ("D&P") or Fitch;

         (4) the Trustee is not an affiliate of any other member of the Restricted Group (as defined below);

         (5) the sum of all payments made to and retained by the underwriters in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the originators and the sponsor pursuant to the assignment of the loans to the trust estate represents not more than the fair market value of such loans; the sum of all payments made to and retained by any servicer represents not more than reasonable compensation for such person's services under the pooling and servicing agreement and reimbursement of such person's reasonable expenses in connection therewith;

         (6) the Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act of 1933; and

         (7) in the event that all of the obligations used to fund the trust have not been transferred to the trust on the closing date, additional obligations of the types specified in the prospectus supplement and/or pooling and servicing agreement having an aggregate value equal to no more than 25% of the total principal amount of the certificates being offered by the trust may be transferred to the trust, in exchange for amounts credited to the account funding the additional

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



                  obligations, within a funding period of no longer than 90 days or 3 months following the closing date.

         The trust estate must also meet the following requirements:


         (i) the corpus of the trust estate must consist solely of assets of the type that have been included in other investment pools;

         (ii) certificates in such other investment pools must have been rated in one of the three highest rating categories of Standard & Poor's, Moody's, Fitch or D&P for at least one year prior to the Plan's acquisition of certificates; and

         (iii) certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to the Plan's acquisition of certificates.

         Moreover, the Underwriter Exemptions provide relief from certain self-dealing/conflict of interest prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire certificates in a trust in which the fiduciary (or its affiliate) is an obligor on the receivables held in the trust; provided that, among other requirements, (i) in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group and at least fifty percent of the aggregate interest in the trust is acquired by persons independent of the Restricted Group; (ii) such fiduciary (or its affiliate) is an obligor with respect to five percent or less of the fair market value of the obligations contained in the trust; (iii) the Plan's investment in certificates of any class does not exceed twenty-five percent of all of the certificates of that class outstanding at the time of the acquisition; and (iv) immediately after the acquisition, no more than twenty-five percent of the assets of the Plan with respect to which such person is a fiduciary are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity. The Underwriter Exemptions do not apply to Plans sponsored by the Sponsor, the Underwriters, the Trustee, the Master Servicer, any other servicer, any obligor with respect to Mortgage Loans included in the Trust Estate constituting more than five percent of the aggregate unamortized principal balance of the assets in the Trust Estate, or any affiliate of such parties (the "Restricted Group").

         In addition to the Underwriter Exemptions, the DOL has issued Prohibited Transaction Class Exemption ("PTCE") 83-1 which provides an exemption for certain transactions involving the sale or exchange of certain residential mortgage pool pass-through certificates by Plans and for transactions in connection with the servicing and operation of the mortgage pool.

NOTES

         The Underwriter Exemptions will not be available for Securities which are Notes. However, if the Notes are treated as indebtedness without substantial equity features, the Trust's assets would not be deemed assets of a Plan. If the Notes are treated as having substantial equity features, the purchase, holding and resale of the Notes could result in a transaction that is prohibited under ERISA or the Code. The acquisition or holding of the Notes by or on behalf of a Plan could nevertheless give rise to a prohibited transaction, if such acquisition and holding of Notes by or on behalf of a Plan were deemed to be a prohibited loan to a party in interest with respect to such Plan. Certain exemptions from such prohibited transaction rules could be applicable to the purchase and holding of Notes by a Plan, depending on the type and circumstances of the plan fiduciary making the decision to acquire such Notes. Included among these exemptions are: PTCE 84-14, regarding certain transactions effected by "qualified professional asset managers"; PTCE 90-1, regarding certain transactions entered into by insurance company pooled separate accounts; PTCE 91-38, regarding certain transactions entered into by bank collective investment funds; PTCE 95-60, regarding certain transactions entered into by insurance company general accounts; and PTCE 96-23, regarding certain transactions effected by "in-house asset managers". Each purchaser and each transferee of a Note that is treated as debt for purposes of the Plan Assets Regulation may be required to represent and warrant that its purchase and holding of such Note will be covered by one of the exemptions listed above or by another Department of Labor Class Exemption.

CONSULTATION WITH COUNSEL

         The Prospectus Supplement for each series of Securities will provide further information which Plans should consider before purchasing the offered Securities. A Plan fiduciary considering the purchase of Securities should consult its tax and/or legal advisors regarding whether the assets of the Trust would be considered plan
                                       63
assets, the possibility of exemptive relief from the prohibited transaction rules and other ERISA issues and their potential consequences. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in the Securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio. The sale of Securities to a Plan is in no respect a representation by the Sponsor or the Underwriters that this investment meets all relevant requirements with respect to investments by Plans generally or any particular Plan or that this investment is appropriate for Plans generally or any particular Plan.

                                LEGAL INVESTMENT

         The related Prospectus Supplement will describe whether or not the Securities will constitute "mortgage-related securities" within the meaning of SMMEA. Accordingly, investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the Securities constitute legal investments for them.

                              PLAN OF DISTRIBUTION

         The Depositor may offer each Series of Securities through First Union Capital Markets Corp. ("First Union") or one or more other firms that may be designated at the time of each offering of such Securities. The participation of First Union in any offering will comply with Schedule E to the bylaws of the National Association of Securities Dealers, Inc. The Prospectus Supplement relating to each Series of Securities will set forth the specific terms of the offering of such Series of Securities and of each Class within such Series, the names of the underwriters, the purchase price of the Securities, the proceeds to the Depositor from such sale, any securities exchange on which the Securities may be listed, and, if applicable, the initial public offering prices, the discounts and commissions to the underwriters and any discounts and concessions allowed or reallowed to certain dealers. The place and time of delivery of each Series of Securities will also be set forth in the Prospectus Supplement relating to such Series. First Union is an affiliate of the Depositor.

                                  LEGAL MATTERS

         Certain legal matters in connection with the Securities will be passed upon for the Depositor by Dewey Ballantine LLP, New York, New York or such other counsel identified in the related Prospectus Supplement.

                              FINANCIAL INFORMATION

         The Depositor has determined that its financial statements are not material to the offering made hereby.

         A new Trust will be formed to own the Primary Assets and to issue each Series of Securities. Each such Trust will have no assets or obligations prior to the issuance of the Securities and will not engage in any activities other than those described herein. Accordingly, no financial statements with respect to such Trusts will be included in this Prospectus or any Prospectus Supplement.

         A Prospectus Supplement and the related Form 8-K (which will be incorporated by reference to the Registration Statement) may contain financial statements of the related Credit Enhancer, if any.



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


                                GLOSSARY OF TERMS

         The following are abbreviated definitions of certain capitalized terms used in this Prospectus. Unless otherwise provided in a "supplemental Glossary" in the Prospectus Supplement for a Series, such definitions shall apply to capitalized terms used in such Prospectus Supplement. The definitions may vary from those in the related Agreement for a Series and the related Agreement for a Series generally provides a more complete definition of certain of the terms. Reference should be made to the related Agreement for a Series for a more compete definition of such terms.

         "Accrual Termination Date" means, with respect to a Class of Compound Interest Securities, the Distribution Date specified in the related Prospectus Supplement.

         "Advance" means cash advanced by the Servicer in respect of delinquent payments of principal of and interest on a Mortgage Loan and for any other purposes specified in the related Prospectus Supplement.

         "Agreement" means, with respect to a Series of Certificates, the Pooling and Servicing Agreement or Trust Agreement, and, with respect to a Series of Notes, the Indenture and the Servicing Agreement, as the context requires.

         "Appraised Value" means, with respect to property securing a Mortgage Loan, the lesser of the appraised value determined in an appraisal obtained at origination of the Mortgage Loan or sales price of such property at such time.

         "Asset Group" means, with respect to the Primary Assets and other assets comprising the Trust Fund of a Series, a group of such Primary Assets and other assets having the characteristics described in the related Prospectus Supplement.

         "Assumed Reinvestment Rate" means, with respect to a Series, the per annum rate or rates specified in the related Prospectus Supplement for a particular period or periods as the "Assumed Reinvestment Rate" for funds held in any fund or account for the Series.

         "Available Distribution Amount" means the amount in the Distribution Account (including amounts deposited therein from any reserve fund or other fund or account) eligible for distribution to Holders on a Distribution Date.

         "Bankruptcy Code" means the federal bankruptcy code, 11 United States Code 101 et seq., and related rules and regulations promulgated thereunder.

         "Business Day" means a day that, in the City of New York or in the city or cities in which the corporate trust office of the Trustee are located, is neither a legal holiday nor a day on which banking institutions are authorized or obligated by law, regulations or executive order to be closed.

         "Certificate" means the Asset-Backed Certificates.

         "Class" means a Class of Securities of a Series.

         "Closing Date" means, with respect to a Series, the date specified in the related Prospectus Supplement as the date on which Securities of such Series are first issued.

         "Code" means the Internal Revenue Code of 1986, as amended, and regulations (including proposed regulations) or other pronouncements of the Internal Revenue Service promulgated thereunder.

         "Collection Account" means, with respect to a Series, the account established in the name of the Servicer for the deposit by the Servicer of payments received from the Primary Assets.

         "Combined Loan-to-Value Ratio" means, with respect to a Mortgage Loan, the ratio determined as set forth in the related Prospectus Supplement taking into account the amounts of any related senior mortgage loans on the related Mortgaged Property.

         "Commission" means the Securities and Exchange Commission.

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


         "Compound Interest Security" means any Security of a Series on which all or a portion of the interest accrued thereon is added to the principal balance of such Security on each Distribution Date, through the Accrual Termination Date, and with respect to which no interest shall be payable until such Accrual Termination Date, after which interest payments will be made on the Compound Value thereof.

         "Compound Value" means, with respect to a Class of Compound Interest Securities, the original principal balance of such Class, plus all accrued and unpaid interest, if any, previously added to the principal balance thereof and reduced by any payments of principal previously made on such Class of Compound Interest Securities.

         "Condominium" means a form of ownership of real property wherein each owner is entitled to the exclusive ownership and possession of his or her individual Condominium Unit and also owns a proportionate undivided interest in all parts of the Condominium Building (other than the individual Condominium Units) and all areas or facilities, if any, for the common use of the Condominium Units.

         "Condominium Association" means the person(s) appointed or elected by the Condominium Unit owners to govern the affairs of the Condominium.

         "Condominium Building" means a multi-unit building or buildings, or a group of buildings whether or not attached to each other, located on property subject to Condominium ownership.

         "Condominium Loan" means a Mortgage Loan secured by a Mortgage on a Condominium Unit (together with its appurtenant interest in the common elements).

         "Condominium Unit" means an individual housing unit in a Condominium Building.

         "Cooperative" means a corporation owned by tenant-stockholders who, through the ownership of stock, shares or membership securities in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific units and which is described in Section 216 of the Code.

         "Cooperative Dwelling" means an individual housing unit in a building owned by a Cooperative.

         "Cooperative Loan" means a housing loan made with respect to a Cooperative Dwelling and secured by an assignment by the borrower
(tenant-stockholder) or security interest in shares issued by the applicable Cooperative.

         "Credit Enhancement" means the credit enhancement for a Series, if any, specified in the related Prospectus Supplement.

         "Cut-off Date" means the date designated as such in the related Prospectus Supplement for a Series.

         "Debt Securities" means Securities characterized as indebtedness for federal income tax purposes, and Regular Interest Securities.

         "Deferred Interest" means the excess of the interest accrued on the outstanding principal balance of a Mortgage Loan during a specified period over the amount of interest required to be paid by an obligor on such Mortgage Loan on the related Due Date.

         "Deposit Agreement" means a guaranteed investment contract or reinvestment agreement providing for the investment of funds held in a fund or account, guaranteeing a minimum or a fixed rate of return on the investment of moneys deposited therein.

         "Depositor" means Home Equity Securitization Corp.

         "Disqualified Organization" means the United States, any State or political subdivision thereof, any possession of the United States, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, a rural electric or telephone cooperative described in section 1381(a)(2)(C) of the Code, or any entity exempt from the tax imposed by sections 1-1399 of the Code, if such entity is not subject to tax on its unrelated business income.

         "Distribution Account" means, with respect to a Series, the account established in the name of the Trustee for the deposit of remittances received from the Servicer with respect to the Primary Assets.

         "Distribution Date" means, with respect to a Series or Class of Securities, each date specified as a distribution date for such Series or Class in the related Prospectus Supplement.

         "Due Date" means each date, as specified in the related Prospectus Supplement for a Series, on which any payment of principal or interest is due and payable by the obligor on any Primary Asset pursuant to the terms thereof.

         "Eligible Investments" means any one or more of the obligations or securities described as such in the related Agreement.

          "Credit Enhancer" means the provider of the Credit Enhancement for a Series specified in the related Prospectus Supplement.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Escrow Account" means an account, established and maintained by the Servicer for a Mortgage Loan, into which payments by borrowers to pay taxes, assessments, mortgage and hazard insurance premiums and other comparable items required to be paid to the mortgagee are deposited.

         "FHLMC" means the Federal Home Loan Mortgage Corporation.

         "Final Scheduled Distribution Date" means, with respect to a Class of Notes of a Series, the date no later than which principal thereof will be fully paid and with respect to a Class of Certificates of a Series, the date after which no Certificates of such Class will remain outstanding, in each case based on the assumptions set forth in the related Prospectus Supplement.

         "FNMA" means the Federal National Mortgage Association.

         "Holder" means the person or entity in whose name a Security is registered.

         "Home Improvements" means the home improvements financed by a Mortgage Loan.

         "HUD" means the United States Department of Housing and Urban Development.

         "Indenture" means the indenture relating to a Series of Notes between the Trust Fund and the Trustee.

         "Insurance Policies" means certain mortgage insurance, hazard insurance and other insurance policies required to be maintained with respect to Mortgage Loans.

         "Insurance Proceeds" means amount paid by the insurer under any of the Insurance Policies covering any Mortgage Loan or Mortgaged Property.

         "Interest Only Securities" means a Class of Securities entitled solely or primarily to distributions of interest and which is identified as such in the related Prospectus Supplement.

         "IRS" means the Internal Revenue Service.

         "Lifetime Rate Cap" means the lifetime limit if any, on the Loan Rate during the life of each adjustable rate Mortgage Loan.

         "Liquidation Proceeds" means amounts received by the Servicer in connection with the liquidation of a Mortgage Loan, net of liquidation expenses.

         "Loan Rate" means, unless otherwise indicated herein or in the Prospectus Supplement, the interest rate borne by a Mortgage Loan.

         "Loan-to-Value Ratio" means, with respect to a Mortgage Loan, the ratio determined as set forth in the related Prospectus Supplement.


         "Minimum Rate" means the lifetime minimum Loan Rate during the life of each adjustable rate Loan.

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


         "Minimum Principal Payment Agreement" means a minimum principal payment agreement with an entity meeting the criteria of the Rating Agencies.

         "Modification" means a change in any term of a Mortgage Loan.

         "Mortgage" means the mortgage, deed of trust or other similar security instrument securing a Mortgage Note.

         "Mortgaged Property" means residential properties securing a Mortgage Loan.

         "Mortgage Loan" means a closed-end home equity loan secured by a Mortgaged Property.

         "Mortgage Note" means the note or other evidence of indebtedness of a Mortgagor under the Mortgage Loan.

         "Mortgagor" means the obligor on a Mortgage Note.

         "1986 Act" means the Tax Reform Act of 1986.

         "Notes" means the Asset-Backed Notes.

         "Notional Amount" means the amount set forth in the related Prospectus Supplement for a Class of Interest Only Securities.

         "Originator" means the originator or acquiror of the Primary Assets to the Depositor identified in the related Prospectus Supplement for a Series.

         "PAC" ("Planned Amortization Class Securities") means a Class of Securities of a Series on which payments of principal are made in accordance with a schedule specified in the related Prospectus Supplement, based on certain assumptions stated therein.

         "Participating Securities" means Securities entitled to receive payments of principal and interest and an additional return on investment as described in the related Prospectus Supplement.

         "Pass-Through Security" means a security representing an undivided beneficial interest in a pool of assets, including the right to receive a portion of all principal and interest payments relating to those assets.

         "Pay Through Security" means Regular Interest Securities and certain Debt Securities that are subject to acceleration due to prepayment on the underlying Primary Assets.

         "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization, or government or any agency or political subdivision thereof.

         "Pooling and Servicing Agreement" means the pooling and servicing agreement relating to a Series of Certificates among the Depositor, the Servicer (if such Series relates to Mortgage Loans) and the Trustee.

         "Primary Assets" means the Private Securities, the Mortgage Loans, as the case may be, which are included in the Trust Fund for such Series. A Primary Asset refers to a specific Private Security or Mortgage Loan, as the case may be.

         "Principal Balance" means, with respect to a Primary Asset and as of a Due Date, the original principal amount of the Primary Asset, plus the amount of any Deferred Interest added to such principal amount, reduced by all payments, both scheduled or otherwise, received on such Primary Asset prior to such Due Date and applied to principal in accordance with the terms of the Primary Asset.

         "Principal Only Securities" means a Class of Securities entitled solely or primarily to distributions of principal and identified as such in the Prospectus Supplement.

         "Private Security" means a participation or pass-through certificate representing a fractional, undivided interest in Underlying Loans or collateralized obligations secured by Underlying Loans.

         "Property" means either a Home Improvement or a Mortgaged Property securing a Mortgage Loan.


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

         "PS Agreement" means the pooling and servicing agreement, indenture, trust agreement or similar agreement pursuant to which a Private Security is issued.

         "PS Servicer" means the servicer of the Underlying Loans.

         "PS Sponsor" means, with respect to Private Securities, the sponsor or depositor under a PS Agreement.

         "PS Trustee" means the trustee designated under a PS Agreement.

         "Qualified Insurer" means a mortgage guarantee or insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided.

         "Rating Agency" means the nationally recognized statistical rating organization (or organizations) which was (or were) requested by the Depositor to rate the Securities upon the original issuance thereof.

         "Regular Interest" means a regular interest in a REMIC.

         "REMIC" means a real estate mortgage investment conduit.

         "REMIC Administrator" means the Person, if any, specified in the related Prospectus Supplement for a Series for which a REMIC election is made, to serve as administrator of the Series.

         "REMIC Provisions" means the provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

         "REO Property" means real property which secured a defaulted Mortgage Loan, beneficial ownership of which has been acquired upon foreclosure, deed in lieu of foreclosure, repossession or otherwise.

         "Reserve Fund" means, with respect to a Series, any Reserve Fund established pursuant to the related Agreement.

         "Residual Interest" means a residual interest in a REMIC.

         "Retained Interest" means, with respect to a Primary Asset, the amount or percentage specified in the related Prospectus Supplement which is not included in the Trust Fund for the related Series.

         "Scheduled Payments" means the scheduled payments of principal and interest to be made by the borrower on a Primary Asset.

         "Securities" means the Notes or the Certificates.


         "Senior Securityholder" means a holder of a Senior Security.

         "Senior Securities" means a Class of Securities as to which the holders' rights to receive distributions of principal and interest are senior to the rights of holders of Subordinate Securities, to the extent specified in the related Prospectus Supplement.

         "Series" means a separate series of Securities sold pursuant to this Prospectus and the related Prospectus Supplement.

         "Servicer" means, with respect to a Series relating to Mortgage Loans, the Person if any, designated in the related Prospectus Supplement to service Mortgage Loans for that Series, or the successors or assigns of such Person.

         "Single Family Property" means property securing a Mortgage Loan consisting of one-to four-family attached or detached residential housing, including Cooperative Dwellings.

         "Stripped Securities" means Pass-Through Securities representing interests in Primary Assets with respect to which all or a portion of the principal payments have been separated from all or a portion of the interest payments.

         "Subordinate Securityholder" means a Holder of a Subordinate Security.

         "Subordinated Securities" means a Class of Securities as to which the rights of holders to receive distributions of principal, interest or both is subordinated to the rights of holders of Senior Securities, and may be allocated losses and shortfalls prior to the allocation thereof to other Classes of Securities, to the extent and under the circumstances specified in the related Prospectus Supplement.

         "Trustee" means the trustee under the applicable Agreement and its successors.

         "Trust Fund" means, with respect to any Series of Securities, the trust holding all money, instruments, securities and other property, including all proceeds thereof, which are, with respect to a Series of Certificates, held for the benefit of the Holders by the Trustee under the Pooling and Servicing Agreement or Trust Agreement or, with respect to a Series of Notes, pledged to the Trustee under the Indenture as a security for such Notes, including, without limitation, the Primary Assets (except any Retained Interests), all amounts in the Distribution Account Collection Account or Reserve Funds, distributions on the Primary Assets (net of servicing fees), and reinvestment earnings on such net distributions and any Credit Enhancement and all other property and interest held by or pledged to the Trustee pursuant to the related Agreement for such Series.

         "UCC" means the Uniform Commercial Code.

         "Underlying Loans" means loans of the type eligible to be Mortgage Loans underlying or securing Private Securities.

         "Variable Interest Security" means a Security on which interest accrues at a rate that is adjusted, based upon a predetermined index, at fixed periodic intervals, all as set forth in the related Prospectus Supplement.

         "Zero Coupon Security" means a Security entitled to receive payments of principal only.



LA-15757.6



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

                              TABLE OF CONTENTS

                                                 Page                                                          Page




SUMMARY OF PROSPECTUS      5
RISK FACTORS
ASSET BACKED NOTES AND ASSET BACKED SECURITIES, ISSUABLE IN SERIES................................................1
PROSPECTUS SUPPLEMENT.............................................................................................3
REPORTS TO HOLDERS................................................................................................3
AVAILABLE INFORMATION.............................................................................................3
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...................................................................4
SUMMARY OF PROSPECTUS.............................................................................................5
RISK FACTORS.....................................................................................................16
   AN INVESTMENT IN ANY SECURITY MAY BE AN ILLIQUID INVESTMENT, WHICH MAY RESULT IN THE HOLDER HOLDING SUCH
   INVESTMENT TO MATURITY........................................................................................16
   THE ASSETS OF THE TRUST FUND, AS WELL AS ANY APPLICABLE CREDIT ENHANCEMENT, WILL BE LIMITED AND, IF SUCH
   ASSETS AND/OR CREDIT ENHANCEMENT BECOME INSUFFICIENT TO SERVICE THE RELATED SECURITIES, LOSSES MAY RESULT.....16
   CREDIT ENHANCEMENT WILL BE LIMITED IN AMOUNT AND SCOPE OF COVERAGE AND MAY NOT BE SUFFICIENT TO COVER LOSSES..16
   PREPAYMENTS AND REPURCHASES MAY ADVERSELY AFFECT THE YIELD TO MATURITY OF THE SECURITIES......................17
   AS A RESULT OF OPTIONAL REDEMPTION OR REPURCHASE, HOLDERS COULD BE FULLY PAID SIGNIFICANTLY EARLIER THAN WOULD
   OTHERWISE BE THE CASE.........................................................................................17
   MORTGAGE LOANS WITH BALLOON AND NON-TRADITIONAL PAYMENT METHODS MAY CREATE GREATER DEFAULT RISK...............18
   JUNIOR LIENS MAY EXPERIENCE HIGHER RATES OF DELINQUENCIES AND LOSSES..........................................18
   PROPERTY VALUES MAY DECLINE, LEADING TO HIGHER LOSSES.........................................................18
   GEOGRAPHIC CONCENTRATION OF PROPERTIES MAY RESULT IN HIGHER LOSSES, IF PARTICULAR REGIONS EXPERIENCE..........18
     DOWNTURNS
   PRE-FUNDING MAY ADVERSELY AFFECT INVESTMENT...................................................................18
   ENVIRONMENTAL CONDITIONS ON THE PROPERTY MAY GIVE RISE TO LIABILITY...........................................18
   STATE AND FEDERAL CREDIT PROTECTION LAWS MAY LIMIT COLLECTION OF PRINCIPAL AND INTEREST ON THE MORTGAGE LOANS.19
   RATINGS ARE NOT RECOMMENDATIONS.  A REDUCTION IN THE RATING OF ANY CREDIT ENHANCER WOULD LIKELY ADVERSELY
   IMPACT THE RATING OF THE SECURITIES...........................................................................19
   A REDUCTION IN THE RATING OF ANY CREDIT ENHANCER WOULD LIKELY ADVERSELY IMPACT THE RATING OF THE SECURITIES...20
   ERISA MAY RESTRICT THE ACQUISITION, OWNERSHIP AND DISPOSITION OF SECURITIES...................................20
DESCRIPTION OF THE SECURITIES....................................................................................20
   GENERAL.......................................................................................................20
   PAYMENTS OF INTEREST..........................................................................................21
   PAYMENTS OF PRINCIPAL.........................................................................................21
   FINAL SCHEDULED DISTRIBUTION DATE.............................................................................21
   SPECIAL REDEMPTION............................................................................................21
   OPTIONAL REDEMPTION, PURCHASE OR TERMINATION..................................................................22
   WEIGHTED AVERAGE LIFE OF THE SECURITIES.......................................................................22
THE TRUST FUNDS..................................................................................................23
   GENERAL.......................................................................................................23
   THE MORTGAGE LOANS............................................................................................24
   PRIVATE SECURITIES............................................................................................27
   COLLECTION AND DISTRIBUTION ACCOUNTS..........................................................................28
   PRE-FUNDING ACCOUNTS..........................................................................................28
CREDIT ENHANCEMENT...............................................................................................29
   SUBORDINATE SECURITIES........................................................................................29
   INSURANCE.....................................................................................................29
   RESERVE FUNDS.................................................................................................30
   MINIMUM PRINCIPAL PAYMENT AGREEMENT...........................................................................30
   DEPOSIT AGREEMENT.............................................................................................31
SERVICING OF MORTGAGE LOANS......................................................................................31
   GENERAL.......................................................................................................31

                                       i


   COLLECTION PROCEDURES; ESCROW ACCOUNTS........................................................................31
   DEPOSITS TO AND WITHDRAWALS FROM THE COLLECTION ACCOUNT.......................................................31
   ADVANCES AND LIMITATIONS THEREON..............................................................................33
   MAINTENANCE OF INSURANCE POLICIES AND OTHER SERVICING PROCEDURES..............................................33
   REALIZATION UPON DEFAULTED MORTGAGE LOANS.....................................................................34
   ENFORCEMENT OF DUE-ON-SALE CLAUSES............................................................................34
   SERVICING COMPENSATION AND PAYMENT OF EXPENSES................................................................35
   EVIDENCE AS TO COMPLIANCE.....................................................................................35
   CERTAIN MATTERS REGARDING THE SERVICER........................................................................35
THE AGREEMENTS...................................................................................................36
   ASSIGNMENT OF PRIMARY ASSETS..................................................................................36
   REPORTS TO HOLDERS............................................................................................38
   EVENTS OF DEFAULT; RIGHTS UPON EVENT OF DEFAULT...............................................................39
   THE TRUSTEE...................................................................................................41
   DUTIES OF THE TRUSTEE.........................................................................................41
   RESIGNATION OF TRUSTEE........................................................................................41
   AMENDMENT OF AGREEMENT........................................................................................41
   VOTING RIGHTS.................................................................................................42
   LIST OF HOLDERS...............................................................................................42
   FORM OF SECURITIES............................................................................................42
   REMIC ADMINISTRATOR...........................................................................................43
   TERMINATION...................................................................................................44
CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS..........................................................................45
   MORTGAGES.....................................................................................................45
   FORECLOSURE ON MORTGAGES......................................................................................45
   RIGHTS OF REDEMPTION..........................................................................................46
   JUNIOR MORTGAGES; RIGHTS OF SENIOR MORTGAGES..................................................................47
   ANTI-DEFICIENCY LEGISLATION AND OTHER LIMITATIONS ON LENDERS..................................................47
   DUE-ON-SALE CLAUSES IN MORTGAGE LOANS.........................................................................48
   ENFORCEABILITY OF PREPAYMENT AND LATE PAYMENT FEES............................................................49
   EQUITABLE LIMITATIONS ON REMEDIES.............................................................................49
   APPLICABILITY OF USURY LAWS...................................................................................49
   HOME IMPROVEMENTS.............................................................................................49
   SOLDIERS' AND SAILORS' CIVIL RELIEF ACT OF 1940...............................................................51
THE DEPOSITOR....................................................................................................51
   GENERAL.......................................................................................................51
USE OF PROCEEDS..................................................................................................51
MATERIAL FEDERAL INCOME TAX CONSEQUENCES.........................................................................51
   GENERAL.......................................................................................................52
   GRANTOR TRUST SECURITIES......................................................................................52
   REMIC SECURITIES..............................................................................................53
   DEBT SECURITIES...............................................................................................59
   DISCOUNT AND PREMIUM..........................................................................................59
   BACKUP WITHHOLDING............................................................................................62
   FOREIGN INVESTORS.............................................................................................62
STATE TAX CONSIDERATIONS.........................................................................................62
ERISA CONSIDERATIONS.............................................................................................62
LEGAL INVESTMENT.................................................................................................65
PLAN OF DISTRIBUTION.............................................................................................65
LEGAL MATTERS....................................................................................................65
FINANCIAL INFORMATION............................................................................................65
GLOSSARY OF TERMS................................................................................................66

                                       II

                            INDEX OF PRINCIPAL TERMS

         Unless the context indicates otherwise, the following terms shall have the meanings set forth on the page indicated below:

Actuarial Mortgage Loan....................................................25
Agreement...................................................................5
ARM Loans..................................................................17
Available Interest Amount..................................................22
Balloon Loan................................................................8
bankruptcy bond............................................................30
Book-Entry Securities......................................................44
Business Day...............................................................11
Capitalized Interest Account...............................................11
Cede.......................................................................44
CERCLA.....................................................................19
Certificate Schedule.......................................................38
Certificates.............................................................1, 5
Class.......................................................................2
Code.......................................................................54
Collection Account.........................................................10
Combined Loan-to-Value Ratio................................................9
Commission..................................................................3
Condominium Units..........................................................24
Cooperative Dwellings......................................................24
Credit Enhancement.........................................................12
Credit Enhancer............................................................10
Current Interest Rates......................................................8
Custodian..................................................................38
Cut-Off Date................................................................8
D&P........................................................................67
Debt Securities............................................................14
Deleted Primary Asset......................................................39
Deposit Agreement..........................................................13
Depositor...................................................................1
Depositor Securities.......................................................53
Distribution Account.......................................................10
Distribution Date...........................................................2
DOL........................................................................66
Eligible Investments...................................................11, 28
ERISA......................................................................14
Escrow Accounts............................................................32
Event of Default...........................................................36
Exchange Act................................................................4
FASIT......................................................................14
FASIT High-Yield Securities................................................14
FASIT Regular Securities...................................................14
FDIC.......................................................................32
FHA........................................................................24
FHLMC......................................................................50
Final Scheduled Distribution Date...........................................6
First Union................................................................68
fully taxable bonds........................................................64
Garn-St. Germain Act.......................................................50
Grantor Trust..............................................................54
Grantor Trust Securities...................................................13
Holders.....................................................................3
Indenture..................................................................20
Indirect Participant.......................................................44
IRS........................................................................56

Issuer......................................................................5
Lifetime Rate Caps..........................................................9
Liquidation Proceeds.......................................................32
Loan Rate...................................................................8
Loan Schedule..............................................................38
Loan-to-Value Ratio.........................................................9
Market Discount............................................................64
Minimum Principal Payment Agreement........................................13
Modification...............................................................35
Mortgage Loans.......................................................1, 8, 24
Notes....................................................................1, 5
Notional Amount.............................................................6
Originator..................................................................1
OTS........................................................................51
Owner Trust.................................................................5
Owner Trustee...............................................................6
PAC.........................................................................5
Participants...............................................................44
Partnership Interests......................................................14
Physical Certificates......................................................44
Plan.......................................................................66
Plan Assets Regulation.....................................................66
Pool........................................................................1
Pooling and Servicing Agreement............................................20
Pre-Funded Amount..........................................................11
Pre-Funding Account........................................................10
Pre-Funding Period.........................................................11
Premium Security...........................................................64
Prepayment Assumption......................................................63
Primary Assets..............................................................1
Properties..................................................................8
Prospectus Supplement.......................................................1
PS Agreement...............................................................27
PS Servicer................................................................10
PS Sponsor.................................................................10
PS Trustee.................................................................10
PTCE.......................................................................68
Qualifying Substitute Primary Asset........................................39
Rating Agency..............................................................12
REMIC......................................................................14
REMIC Regular Securities...................................................13
REMIC Regulations..........................................................56
REMIC Residual Securities..................................................14
REMIC Securities...........................................................54
REO Property...............................................................33
Reserve Fund...............................................................12
Restricted Group...........................................................68
Retained Interests.........................................................38
Rule of 78s Mortgage Loan..................................................25
Securities..................................................................1
Security Registrar.........................................................44
Series......................................................................1
Servicer....................................................................1
Servicing Agreement........................................................23
Servicing Fee..............................................................13
Settlement Date............................................................57
Simple Interest Mortgage Loan..............................................25
Single Family Properties...................................................24
SMMEA......................................................................14
Special Redemption Date....................................................21
Title I Loans..............................................................25

Title I Program............................................................25
Title V....................................................................51
Trust Agreement.............................................................5
Trust Fund..................................................................1
Trustee.....................................................................5
UCC........................................................................44
Underlying Loans............................................................9
Underwriter Exemptions.....................................................66